      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1998
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              PETRA CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)

                       172 SECOND AVENUE NORTH, SUITE 112
                           NASHVILLE, TENNESSEE 37201
                                 (615) 313-5999
         (Address and Telephone Number of Principal Executive Offices)

                                ROBERT G. SHULER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       172 SECOND AVENUE NORTH, SUITE 112
                           NASHVILLE, TENNESSEE 37201
                    (Name and Address of Agent For Service)
                             ---------------------
                           COPIES OF INFORMATION TO:

                 JOHN D. CAPERS, JR.                                       TODD H. BAKER
                   KING & SPALDING                                  GIBSON, DUNN & CRUTCHER LLP
             191 PEACHTREE STREET, N.E.                          ONE MONTGOMERY STREET, SUITE 3100
               ATLANTA, GEORGIA 30303                          SAN FRANCISCO, CALIFORNIA 94104-4505
                   (404) 572-4600                                         (415) 393-8200

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================================
                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF SECURITIES          AMOUNT BEING     OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
       BEING REGISTERED           REGISTERED(1)         SHARE(2)               PRICE          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Common Stock $.01 par share...      4,025,000            $20.00             $80,500,000            $23,748
================================================================================================================

(1) Includes 525,000 shares subject to a 30-day over-allotment option granted to the Underwriters by the Company.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) of the Securities Act of 1933.
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
================================================================================

                              PETRA CAPITAL, INC.

      CROSS-REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT

 ITEM              REGISTRATION STATEMENT                       CAPTION OR LOCATION
NUMBER                ITEM AND HEADING                             IN PROSPECTUS
------             ----------------------                       -------------------
  1.     Outside Front Cover.......................  Outside front cover
  2.     Inside Front and Outside Back Cover
         Page......................................  Inside front and outside back cover page
  3.     Fee Table and Synopsis....................  Prospectus Summary; Fees and Expenses;
                                                     Additional Information
  4.     Financial Highlights......................  Capitalization; Prospectus
                                                     Summary -- Selected Historical Financial
                                                     Data of Petra Capital, LLC; Prospectus
                                                     Summary -- Selected Historical Financial
                                                     Data of Petra Capital Management, LLC;
                                                     Management's Discussion and Analysis of
                                                     Financial Condition and Results of
                                                     Operations
  5.     Plan of Distribution......................  Outside front cover; Certain Transactions;
                                                     Underwriting
  6.     Selling Stockholders......................  Not Applicable
  7.     Use of Proceeds...........................  Use of Proceeds
  8.     General Description of Registrant.........  Outside front cover, Prospectus Summary;
                                                     Risk Factors; Business; Investment
                                                     Objectives and Policies
  9.     Management................................  Management; Custodian, Transfer and
                                                     Dividend Paying Agent and Registrar
 10.     Capital Stock, Long-Term Debt, and Other
         Securities................................  Distributions; Reinvestment Plan;
                                                     Description of Capital Stock
 11.     Defaults and Arrears on Senior
         Securities................................  Investment Objectives and Policies; Tax
                                                     Status Regulation
 12.     Legal Proceedings.........................  Not applicable
 13.     Table of Contents of the Statement of
         Additional Information....................  Not applicable
 14.     Cover Page................................  Not applicable
 15.     Table of Contents.........................  Not applicable
 16.     General Information and History...........  Prospectus Summary -- The Company;
                                                     Business
 17.     Investment Objective and Policies.........  Investment Objectives and Policies
 18.     Management................................  Management
 19.     Control Persons and Principal Holders of
         Securities................................  Principal Stockholders; Risk Factors
 20.     Investment Advisory and Other Services....  Custodian, Transfer and Dividend Paying
                                                     Agent and Registrar; Independent Public
                                                     Accountants; Investment Objectives and
                                                     Policies
 21.     Brokerage Allocation and Other
         Practices.................................  Not applicable
 22.     Tax Status................................  Tax Status
 23.     Financial Statements......................  Index to Financial Statements

---------------

* Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                    SUBJECT TO COMPLETION, DATED JUNE 9, 1998
                                 3,500,000 SHARES

                               PETRA CAPITAL, INC.
                                   COMMON STOCK

     All of the 3,500,000 shares of common stock, $.01 par value per share (the "Common Stock"), offered hereby (the "Offering"), are being sold by Petra Capital, Inc. (the "Company"). The Company is a commercial finance company that makes subordinated, secured term loans, accompanied by equity warrants, to emerging, high growth companies. The Company has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and will elect to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's principal investment objective is to maximize its total stockholder return through the realization of current interest and fee income on its loans and long-term appreciation in the value of its warrant portfolio. See "Business." No assurances can be given that the Company will achieve these objectives.

     Prior to the Offering, there has been no public market for the Common Stock. See "Underwriting" for information relating to the factors considered in determining the initial public offering price. It is currently estimated that
the initial public offering price per share will be between $     and $     .
The Company has applied for quotation of the Common Stock on the Nasdaq National Market under the symbol "PTRA."

     SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF COMMON STOCK PURCHASED IN THE OFFERING SOON AFTER COMPLETION OF THE OFFERING.

     This Prospectus sets forth certain information about the Company that a prospective purchaser of the Common Stock offered hereby should know before investing. Additional information about the Company has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. See "Additional Information."

     SEE "RISK FACTORS" ON PAGES 8 THROUGH 13 OF THIS PROSPECTUS FOR MATTERS THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY.
                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

=======================================================================================================
                                                                Price to    Underwriting    Proceeds to
                                                                 Public     Discount(1)     Company(2)
-------------------------------------------------------------------------------------------------------
Per Share...................................................    $             $              $
-------------------------------------------------------------------------------------------------------
Total(3)....................................................    $             $              $
=======================================================================================================

(1) See "Underwriting" for information relating to indemnification of the Underwriters and other matters.
(2) Before deducting expenses of the Offering payable by the Company estimated to be $1,050,000.
(3) The Company has granted the Underwriters a 30-day option to purchase up to 525,000 additional shares of Common Stock on the same terms and conditions set forth above, solely to cover over-allotments, if any. If such option is exercised in full, the total Price to Public, Underwriting Discount and
    Proceeds to Company will be $     , $     and $     , respectively. See
    "Underwriting."

     The shares of Common Stock are offered by any Underwriters named herein, subject to receipt and acceptance by them, and subject to their right to reject orders in whole or in part. It is expected that delivery of the certificates representing such shares will be made against payment therefor at the offices of
NationsBanc Montgomery Securities LLC on or about           , 1998.
                             ---------------------

NationsBanc Montgomery Securities LLC
                  BancAmerica Robertson Stephens
                                                Wheat First Union
                                                           Stephens Inc.

                                          , 1998

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information and the financial statements including the notes thereto appearing elsewhere in this Prospectus. In contemplation of this Offering, Petra Capital, Inc. was formed in June, 1998 to succeed to the business of Petra Capital, LLC and Petra Capital Management, LLC in a reorganization of such companies which will be completed prior to consummation of the Offering (the "Reorganization"). Unless otherwise indicated, all information in this Prospectus assumes that the Reorganization was effective as of April 2, 1996, the date the Company commenced business. All references herein to "the Company" shall mean Petra Capital, Inc. as successor to the business of Petra Capital, LLC and Petra Capital Management, LLC. See "Management -- Certain Transactions." Unless otherwise indicated, all information in this Prospectus also assumes no exercise of the Underwriters' over-allotment option. This Prospectus contains forward-looking statements, including statements regarding the Company's strategies, plans, objectives, expectations and intentions, which are subject to a variety of risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Prospectus. The cautionary statements made in this Prospectus should be read as being applicable to all related forward-looking statements wherever they appear in this Prospectus.

                                  THE COMPANY

     The Company is a commercial finance company that makes subordinated, secured term loans, accompanied by equity warrants, to emerging, high growth companies located throughout the United States. The Company's "mezzanine" products allow its borrowers to finance internal growth and strategic acquisitions at a relatively attractive cost of capital. The Company's borrowers typically find bank loans to be either too operationally restrictive or unavailable and seek to avoid the level of dilution associated with additional rounds of private equity investment. The Company's principal investment objective is to maximize its total stockholder return through the realization of current interest and fee income on its loans and long-term appreciation in the value of its warrant portfolio.

     The Company seeks to lend to businesses that have experienced entrepreneurial management, the potential for significant growth, a foreseeable liquidity event within the loan term (such as an acquisition, initial public offering or recapitalization), sophisticated equity investors and a well-defined business plan focused on creating long-term shareholder value. In making its credit decisions, the Company places greatest emphasis on its assessment of the experience, character and financial commitment of management. As an "enterprise value" lender, the Company relies more in making its credit decisions on the current and projected equity value of borrowers than on traditional cash flow analyses and collateral assessments. Management believes that this approach allows the Company to be more flexible in structuring loan terms and covenants than traditional lenders.

     The Company's investment professionals market its products through a network of referral sources, which provides the Company with a regular flow of potential borrowers. These referral sources include investment bankers, venture capitalists, commercial bankers, lawyers, accountants and existing portfolio companies. The Company believes that a key to the development of its referral network has been its prompt, professional and consistent responsiveness to referrals and its ability to introduce existing portfolio companies contemplating a corporate finance transaction to the Company's referral sources.

     The Company maintains a proactive "partnership" with its portfolio companies by offering strategic advice to management on a regular basis, while actively monitoring and managing portfolio exposure. The Company also calls upon its network of investment banking and venture capital contacts to assist borrowers in locating sources of capital in the public and private markets.

     The Company's loans typically range between $1.0 and $5.0 million and are structured as subordinated, secured term loans with a five-year bullet maturity. The loans bear fixed interest rates with coupons currently ranging from 13% to 15% per annum. In addition, loan processing fees typically ranging between 2% to 3% of the principal amount of the loan are paid at loan closing. As part of the loan transaction, the Company receives warrants to purchase an equity interest in the borrower at a nominal exercise price. The amount of the warrants received varies based upon borrower-specific valuation factors. The Company, unlike traditional lenders, encourages prepayment of its loans by not imposing prepayment penalties and by including "ratchet" provisions in its warrants that increase the Company's warrant interest in a borrower the longer its loan remains outstanding. Rapid loan turnover allows the Company to redeploy its funds while retaining its warrant interests.

     The Company has experienced rapid growth since its inception in April 1996. Loan originations have grown from $17.0 million for the period from the Company's inception through December 31, 1996 to $40.1 million for the year ended December 31, 1997 and from $9.0 million for the three months ended March 31, 1997 to $14.5 million for the three months ended March 31, 1998. At March 31, 1998, the Company had 23 loans outstanding with a fair value of $57.3 million to 21 companies in eight states. The Company's net operating income for the year ended December 31, 1997 was $3.2 million. For the quarter ended March 31, 1998, the Company's net operating income was $828,606, a 40.8% increase over the same period of the prior year. Through March 31, 1998, five of the Company's portfolio companies had repaid their loans as a result of various liquidity events. The Company has retained warrant or equity interests in four of these five companies and received cash for the remaining warrant.

     The Company currently has a $70 million revolving credit facility from an institutional lender secured by all of the Company's assets. At the closing of the Offering, this facility will be replaced by a new $100 million warehouse credit facility from a financial institution secured by the Company's loans and associated warrants.

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act and that will elect to be taxed as a RIC under the Code. As such, the Company must distribute at least 90% of its net operating income other than net long-term capital gains to stockholders on an annual basis. In addition, the Company currently intends to distribute its net realized long-term capital gains to stockholders. See "Tax Status" and "Regulation."

     The Company was incorporated under the laws of the State of Delaware in June 1998 to succeed to the business of Petra Capital, LLC. See
"Management -- Certain Transactions." The Company's principal executive offices are located at 172 Second Avenue North, Suite 112, Nashville, Tennessee 37201, and its telephone number is (615) 313-5999.

                                  THE OFFERING

Common Stock offered by the
  Company.................. 3,500,000 shares

Common Stock to be
  outstanding after the
  Offering................. 10,500,000 shares(1)

Use of Proceeds............ The Company intends to use the net proceeds from the
                              Offering to repay outstanding indebtedness under a $3.0 million subordinated note, to repay outstanding indebtedness under the Company's outstanding revolving credit facility ($35.6 million was outstanding at March 31, 1998) and to fund new loans.

Proposed Nasdaq National
  Market symbol............ PTRA

Distributions.............. The Company intends to distribute quarterly to its stockholders at least 90% of its net operating income and net short-term capital gains. In addition, the Company currently intends to distribute its net realized long-term capital gains, if any. The first distribution is expected to be declared in October 1998 for the period ending September 30, 1998 and paid shortly thereafter. See "Distributions."

Dividend Reinvestment
  Plan..................... The Company has adopted a dividend reinvestment plan
                              ("DRIP Plan"). If a stockholder elects to enroll in the DRIP Plan, dividends paid to that stockholder will be automatically reinvested in additional shares of the Company's Common Stock by First Union National Bank (the "Plan Administrator"). Stockholders will be required to register shares in their own name in order to participate in the DRIP Plan. See "Reinvestment Plan."

Risk Factors............... An investment in shares of the Common Stock involves certain risks related to the structure and investment objectives of the Company that should be considered by prospective investors. Such risks include the consequences of a payment default by a borrower; the possible loss of RIC tax status; the risks associated with lending to small, privately owned companies; the uncertainties associated with the valuation of the Company's portfolio; the illiquidity of the Company's portfolio investments; the Company's dependence on key management; the long-term character of the Company's investments; the control of the Company by certain stockholders; interest rate and hedging risks; leverage risks; the competitive market for investment opportunities; the accounting uncertainties associated with deferred taxes on long-term capital gains; the impact and timing of loan prepayments on portfolio composition and interest rate spread; risks associated with unavailability of funds; absence of a public market; the number of shares eligible for future sale; the limited operating history of the Company; potential fluctuations in quarterly results; the concentration of the Company's investments; risks related to subordinated loans; anti-takeover considerations; and the dilutive effect of the Offering. See "Risk Factors."

---------------

(1) Does not include shares reserved for issuance pursuant to options to be issued under the Petra Capital, Inc. 1998 Incentive Stock Plan. See "Management -- Stock Option Plan," "Shares Eligible for Future Sale" and "Underwriting."

                               FEES AND EXPENSES

     The purpose of the following table is to assist prospective purchasers of the Common Stock offered hereby in understanding the various costs and expenses that a stockholder of the Company will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............  7.0%(1)
  DRIP Plan fees............................................  None(2)
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
  Interest payments on borrowed funds.......................  2.52%(4)
  Other expenses............................................  2.87%(5)
TOTAL ANNUAL EXPENSES (ESTIMATED)...........................  5.39%

---------------

(1) The underwriting discount, which is a one-time fee paid by the Company to the Underwriters in connection this Offering, is the only sales load paid in connection with this Offering.
(2) The expenses of the DRIP Plan are included in stock record expenses, a component of "Other expenses." The Company has no cash purchase plan. The participants in the DRIP Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.
(3) Assumes a net asset value of $94.3 million based upon the Company's estimated stockholders' equity after giving effect to the Offering.
(4) Includes estimated interest expense for the year ended December 31, 1998. Does not include extraordinary interest expense of $725,000, or 0.77% of net assets, representing unamortized discount associated with prepayment of the Company's outstanding obligations to an institutional lender. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations -- Liquidity and Capital Resources."
(5) Includes all estimated operating expenses of the Company other than interest expenses for the year ended December 31, 1998.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and are based upon the payment by an investor of a 7.0% sales load (the underwriting discount paid by the Company in connection with this Offering) and the payment by the Company of operating expenses at the levels set forth in the table above.

                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                            ------   -------   -------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return...............  $50.13   $149.40   $247.36   $486.65

     This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return greater or less than 5.0%.

             UNAUDITED SUMMARY PRO FORMA COMBINED FINANCIAL DATA OF
      PETRA CAPITAL, LLC AND SUBSIDIARY AND PETRA CAPITAL MANAGEMENT, LLC

    The following table sets forth the unaudited summary pro forma combined financial data of Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC assuming that the Reorganization was consummated and accounted for under a method of accounting similar to a pooling of interests. The pro forma combined statement of operations data below assumes that the Reorganization was consummated at the beginning of the periods presented and the pro forma balance sheet data assumes that the Reorganization was consummated as of the dates for which such data is presented. The pro forma data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Reorganization had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position. The unaudited summary pro forma combined financial data has been derived from and should be read in conjunction with the unaudited pro forma financial information, including the notes thereto, appearing elsewhere in this Prospectus. See "Unaudited Pro Forma Financial Information."

                                                   APRIL 2, 1996                      THREE MONTHS ENDED
                                                   (INCEPTION) TO    YEAR ENDED            MARCH 31,
                                                    DECEMBER 31,    DECEMBER 31,   -------------------------
                                                        1996            1997          1997          1998
                                                   --------------   ------------   -----------   -----------
STATEMENTS OF OPERATIONS DATA:
  Operating income:
    Interest on investments......................   $ 1,172,693     $ 3,705,537    $   553,237   $ 1,675,170
    Loan processing fees.........................       355,000         958,500        210,000       230,000
                                                    -----------     -----------    -----------   -----------
         Total operating income..................     1,527,693       4,664,037        763,237     1,905,170
                                                    -----------     -----------    -----------   -----------
  Operating expenses:
    Interest expense.............................            --         577,797             --       691,780
    Salaries and benefits........................       301,792         499,265        105,702       227,007
    Other operating expenses.....................       207,388         351,152         68,966       156,527
    Management fee...............................            --           5,000             --         1,250
                                                    -----------     -----------    -----------   -----------
         Total operating expenses................       509,180       1,433,214        174,668     1,076,564
                                                    -----------     -----------    -----------   -----------
  Net operating income...........................     1,018,513       3,230,823        588,569       828,606
  Realized gain on investments...................            --       1,072,193             --            --
  Change in unrealized appreciation
    (depreciation) of investments................       608,169       3,402,606        (50,212)    1,121,999
  State income tax on interest income............       (70,000)       (111,902)        (5,615)      (10,258)
                                                    -----------     -----------    -----------   -----------
  Net increase in stockholders' equity resulting
    from operations..............................   $ 1,556,682     $ 7,593,720    $   532,742   $ 1,940,347
                                                    ===========     ===========    ===========   ===========

                                                        AS OF DECEMBER 31,              AS OF MARCH 31,
                                                   -----------------------------   -------------------------
                                                        1996            1997          1997          1998
                                                   --------------   ------------   -----------   -----------
BALANCE SHEET DATA:
  Investments....................................   $12,035,306     $48,931,415    $21,039,431   $64,566,679
  Cash and cash equivalents......................       393,740       1,741,485        531,805     1,791,446
  Total assets...................................    12,687,203      51,163,483     21,792,293    66,955,020
  Revolving credit facility and subordinated
    note.........................................            --      23,625,000             --    38,150,000
  Total liabilities..............................       259,947      24,280,038        108,308    38,930,106
  Stockholders' equity...........................    12,427,256      26,883,445     21,683,985    28,024,914

OPERATING STATISTICS:
  Number of portfolio companies with loans
    outstanding at period end....................             4              16              7            21
  Number of loans outstanding at period end......             4              16              7            23
  Principal amount of loans originated during
    period.......................................   $17,000,000     $40,130,000    $ 9,000,000   $14,500,000
  Principal amount of loan repayments during
    period.......................................     6,000,000       7,000,000             --            --
  Loan portfolio at period end...................    10,774,308      43,176,180     19,471,454    57,279,063
  Weighted average coupon of loans outstanding at
    period end...................................        13.91%          13.45%         13.69%        13.38%
  Loan processing fees as a percentage of loans
    originated during period.....................         2.09%           2.39%(1)       2.33%         1.59%(1)

------------------------

(1) Loan processing fees as a percentage of loans originated during the three months ended March 31, 1998 reflects (i) origination of a $1.0 million loan to an existing borrower without a fee, and (ii) the recognition of a $50,000 loan processing fee in December 1997 with respect to a loan which closed in 1997 but was funded in January 1998. Had the $50,000 fee been recognized in January 1998, loan processing fees as a percentage of loans originated would have been 1.93% for the three months ended March 31, 1998, and 2.26% for the year ended December 31, 1997.

                                  RISK FACTORS

     The purchase of Common Stock in the Offering involves a number of significant risks and other factors relating to the structure and investment objectives of the Company. As a result, there can be no assurance that the Company will achieve its investment objectives. In addition to the other information contained in this Prospectus, the following risk factors should be carefully considered in evaluating an investment in the Common Stock.

RISK OF PAYMENT DEFAULT

     The Company makes non-amortizing, five-year term loans with relatively high fixed rates of interest to small, privately-owned companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. The Company's borrowers generally do not meet net income, cash flow and other coverage tests typically imposed by bank lenders. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the collateral for the loan. In most cases, the Company's lien on the collateral is subordinate to the liens of the borrower's senior creditors. See "Risks Related to Subordinated Loans." The Company also has the ability to make unsecured loans or invest in equity securities, which may involve a higher degree of risk.

POSSIBLE LOSS OF RIC TAX STATUS

     The Company will elect to be taxed as a RIC under Subchapter M of the Code and intends to remain qualified as a RIC. In any taxable year in which the Company qualifies as a RIC, it generally will not be subject to federal income tax on any net investment income that is distributed currently to its stockholders. See "Tax Status -- Taxation of the Company as a RIC." To qualify as a RIC, the Company must satisfy several requirements imposed under the Code with respect to the nature of its gross income, the diversification of its assets and the levels of its distributions to stockholders. These requirements are discussed in detail below under the heading "Tax Status -- Requirements for Qualification." There can be no assurance that the Company will be able to satisfy all of the applicable requirements for maintaining its RIC status in any particular taxable year. For example, at least 90% of the Company's gross income in each taxable year must be derived from specific sources identified in the Code as qualifying income. See "Tax Status -- Requirements for
Qualification -- 90% Gross Income Test." If loan processing fees earned by the Company are determined not to constitute qualifying income, the Company will have difficulty satisfying the 90% gross income test. The Company intends to seek a ruling from the Internal Revenue Service ("IRS") that the loan processing fees constitute qualifying income; however, if the IRS does not rule that the Company's processing fees are qualifying income, the Company will change the manner in which it is compensated by borrowers so that it will continue to satisfy the 90% gross income test. Such changes could include deferral of loan processing fees or other changes in the Company's fee recognition practices. Any such action by the Company would have an adverse impact on the Company's operating income. Another example is the requirement that the Company must distribute at least 90% of its "investment company taxable income" (generally, net operating income other than net realized long-term capital gains) to its stockholders in each taxable year. In any particular taxable year, it is possible that the Company would not have sufficient cash or liquid assets, and would need to borrow funds, in order to meet the foregoing distribution requirement. However, the asset coverage ratio requirements set forth in the 1940 Act could prevent the Company from borrowing sufficient amounts to satisfy the distribution requirements necessary to maintain RIC status, in which case the Company would be disqualified as a RIC. See "Regulation" and "Tax
Status -- Requirements for Qualification -- Distribution Requirements." No relief provisions apply in the case of a failure to satisfy the RIC requirements in a particular taxable year. Thus, if the Company does not satisfy the RIC requirements for a taxable year, it will be disqualified as a RIC. If the Company were to fail to qualify as a RIC, the Company would become subject to federal income tax as if it were an ordinary corporation, which would result in a substantial reduction in the Company's net assets and the amount of income available for distribution to the Company's stockholders. See "Tax
Status -- Failure to Qualify."

RISKS OF LENDING TO SMALL, PRIVATELY-OWNED COMPANIES

     The portfolio of the Company consists primarily of loans to small, privately-owned companies. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend on the management talents and efforts of one person or a small group of persons for their success. The death, disability or resignation of one or more of these persons could have a material adverse impact on such a company. Moreover, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Loans to small businesses, therefore, involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.

VALUATION OF PORTFOLIO

     There is typically no public market for the loans and equity securities of the small companies to which the Company makes loans. As a result, the valuation of the loans and equity securities in the Company's portfolio is subject to the good faith estimate of the Company's Board of Directors. See "Determination of Net Asset Value." Unlike traditional lenders, the Company does not establish reserves for anticipated loan losses, but adjusts quarterly the valuation of its portfolio to reflect the good faith estimate of the Company's Board of Directors as to the current realizable value of the loan portfolio. In absence of a readily ascertainable market value, the estimated value of the Company's portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if a ready market for the loans and equity securities existed, and the differences could be material. Any changes in estimated net asset value are recorded in the Company's statement of operations as "Change in unrealized appreciation (depreciation) of investments."

ILLIQUIDITY OF PORTFOLIO INVESTMENTS

     Most of the investments of the Company are or will be loans and equity securities acquired directly from small companies. The Company's portfolio of loans and equity securities are and will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio of loans and equity securities may adversely affect the ability of the Company to dispose of such loans and securities at times when it may be advantageous for the Company to liquidate such investments.

DEPENDENCE ON KEY MANAGEMENT

     The Company is dependent for the marketing, selection, structuring, closing and monitoring of its loans and associated equity warrants on the diligence and skill of management, particularly Robert G. Shuler, the loss of whose services would have a material adverse effect on the operations of the Company. The Company has entered into a three-year employment contract with Robert G. Shuler and maintains key-man life insurance with respect to Robert G. Shuler. Certain of the Company's officers have recently joined the Company, and certain of the Company's officers do not have any prior experience in management of a public company. The Company's ability to continue to grow is substantially dependent on its ability to attract and retain additional highly-trained executive officers and loan origination personnel.

LONG-TERM CHARACTER OF INVESTMENTS

     The Company generally expects to make loans that will generate interest income to the Company over the five-year term of the loans. In addition, the Company expects to hold its equity warrants in portfolio companies until after the maturity of the related loans. Therefore, an investor should not expect realization events with respect to equity warrants to occur, if ever, for five years or longer.

CONTROL BY CERTAIN STOCKHOLDERS

     Upon completion of this Offering, the Company's directors and officers will beneficially own 66.6% of the outstanding shares of Common Stock. In particular, Kellett Partners, L.P., a family partnership controlled by Stiles A. Kellett, Jr., Chairman of the Board of Directors of the Company, will beneficially own approximately 53.9% of the outstanding shares of Common Stock of the Company. Therefore, Kellett Partners, L.P. would be able to control the election of all directors of the Company and to determine the outcome of certain other corporate matters regardless of how other stockholders of the Company may vote. This concentration of ownership by Mr. Kellett and his family partnership and by other executive officers and directors of the Company could also have the effect of delaying or preventing a change in control of the Company. See "Principal Stockholders."

INTEREST RATE RISK AND HEDGING

     Because the Company borrows money to make investments, its income is materially dependent upon the "spread" between the variable rate at which it borrows funds and the fixed rate at which it loans these funds. In periods of sharply rising interest rates, the Company's cost of funds would increase and could reduce or eliminate the spread. The Company may utilize a combination of long-term and short-term borrowings to finance its lending activities and will engage in interest rate risk management techniques, in an effort to limit its exposure to interest rate fluctuations, including various interest rate hedging activities to the extent permitted by the 1940 Act. There can be no assurance, however, that the Company can maintain a positive net interest spread or that a significant change in market interest rates will not have a material adverse effect on the financial condition and results of the Company.

LEVERAGE RISKS

     The Company has borrowed funds from commercial banks and institutional lenders secured by all of the Company's assets to fund new loans and, as a result, the Company's assets are leveraged. Leverage magnifies the potential for gain and loss on funds invested by the Company and, therefore, results in an increase in the risks associated with an investment in the Company's Common Stock. The Company's creditors have claims on its assets superior to the claims of the Company's stockholders. At March 31, 1998, the Company's debt as a percentage of total liabilities and stockholders' equity was 57.4%. In addition, the ability of the Company to achieve its investment objectives may depend in part on its ability to achieve leverage on favorable terms, and there can be no assurance that such terms can be obtained.

     The Company currently has a $70 million revolving credit facility from an institutional lender. Amounts outstanding under the revolving credit facility bear interest at variable rates based upon the one-month LIBOR plus 2.50% and are secured by all of the Company's assets. As of March 31, 1998, there was $35.6 million outstanding under this facility. In order for the Company to cover annual interest payments on the Company's outstanding indebtedness, the Company must achieve annual returns, net of expenses, of at least 7.5% on its portfolio. The Company has a commitment for a new $100 million warehouse credit facility that, subject to standard closing conditions and certain financial covenants, will close on the effective date of this Offering. Amounts outstanding under the new credit facility will bear interest at LIBOR plus 1.50% and will be secured by an interest in certain of the Company's loans. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources."

     Illustration. The purpose of the following table is to illustrate the effect of leverage on returns to a stockholder on an investment in the Company's Common Stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.

                                                     ASSUMED RETURN ON THE COMPANY'S
                                                       PORTFOLIO (NET OF EXPENSES)
                                             ------------------------------------------------
                                              -10%        -5%        0%         5%       10%
                                             ------      -----      -----      ----      ----
Corresponding return to
  stockholder(1).......................      -12.30%     -7.30%     -2.30%     2.70%     7.70%

---------------
(1) Assumes (i) $94.3 million in portfolio assets, (ii) an average cost of funds of 7.2%, (iii) $30.4 million in average debt outstanding, and (iv) $94.3 million of stockholders' equity.

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A number of entities and individuals compete to provide financing to small, privately-owned companies, including financing similar to the loans made by the Company. Many of these entities and individuals have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and complete loans which satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

FINANCIAL ACCOUNTING FOR DEFERRED TAXES ON RETAINED LONG-TERM CAPITAL GAINS

     For financial accounting purposes, the Company does not currently provide for deferred taxes on the amount of unrealized appreciation of its equity securities because of its intent to qualify as a RIC and to distribute any net realized long-term capital gains to stockholders. If the Company fails to qualify as a RIC, elects not to qualify as a RIC or elects not to distribute substantially all of its realized gains as a matter of general practice, the Company would provide for deferred taxes on the amount of unrealized gains in its portfolio. In so doing, the Company would accrue a one time charge to earnings and stockholders' equity for financial reporting purposes for taxes on accumulated unrealized appreciation at that time, and thereafter would recognize unrealized appreciation, net of long-term capital gains tax. See "Regulation."

IMPACT OF TIMING OF LOAN PREPAYMENTS ON PORTFOLIO COMPOSITION AND INTEREST
SPREAD

     Since the Company's borrowers have the option to prepay their outstanding loans without penalty, the composition of the Company's loan portfolio can change significantly over a short period. Any such change could increase the overall level of concentration risk in the portfolio or otherwise affect the relative credit performance of the remaining portfolio. In the event that a significant number of loans prepay at or about the same time, there can be no assurance that the Company will be able to quickly find substitute borrowers that satisfy its lending criteria. If the Company is unable to rapidly redeploy funds from prepaid loans, the Company's interest "spread" could decline, resulting in a reduction in net operating income until substitute loans are made.

UNAVAILABILITY OF FUNDS

     The Company has a continuing need for capital to fund loans. Historically, the Company's capital needs have been met by borrowing from financial institutions and through the private placement of equity securities. A reduction in the availability of funds from financial institutions could have a material adverse effect on the Company. The Company must distribute to its stockholders at least 90% of its net operating income other than net realized long-term capital gains to maintain its BDC and RIC status and currently intends to distribute net realized long-term capital gains on an annual basis. As a result such earnings will not be available to fund loan origination. See "Tax
Status -- Requirements for Qualification -- Distribution Requirements." The Company expects to obtain capital to fund loans through borrowings from financial institutions and the sale of its securities. As a BDC, the Company will be generally required to maintain a ratio of not more than 200% of total assets to total borrowings, which may restrict its ability to borrow in certain circumstances. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources." A failure by the Company to obtain funds from such sources or from other sources to fund its loans could have a material adverse effect on the financial condition and results of the Company.

ABSENCE OF A PUBLIC MARKET; DETERMINATION OF OFFERING PRICE; MARKET PRICE DISPARITIES

     Prior to this Offering, there has been no public market for the Common Stock. Consequently, the initial public offering price will be determined through negotiations between the Company and the Underwriters' representative. See "Underwriting" for a discussion of factors to be considered in determining the initial public offering price. There can be no assurance that a regular trading market for the Common Stock will develop after this Offering or, if developed, that a public trading market can be sustained. The initial public offering price will not necessarily reflect, and may be higher than, the market price of the Common Stock after the Offering.

     Shares of closed-end investment companies frequently trade at a discount from net asset value, but shares of some companies have historically traded at a premium to net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a company's net asset value per share will decline. It is not possible to predict whether the shares of Common Stock offered hereby will trade at, above, or below net asset value.

SHARES ELIGIBLE FOR FUTURE SALE

     Upon consummation of this Offering, the Company will have 10,500,000 shares of Common Stock outstanding excluding shares subject to the Underwriters' over-allotment option and shares subject to options granted under the Stock Option Plan. The 3,500,000 shares offered hereby (plus any shares issued upon exercise of the Underwriters' over-allotment option) will be freely tradable in the public market without restriction. The holders of all of the remaining 7,000,000 shares of Common Stock that will be outstanding upon completion of this Offering have agreed that they will not, except with the prior written consent of NationsBanc Montgomery Securities LLC (which consent may be withheld in its sole discretion) and subject to certain limited exceptions, directly or indirectly, sell, offer, contract or grant any option to sell, make any short sale, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock currently owned either of record or beneficially by them or announce the intention to do any of the foregoing, for a period commencing on the date of this Prospectus and continuing to a date 180 days after such date (two years in the case of Stiles A. Kellett, Jr.) (the "Lock-up Agreements"). Upon expiration of the Lock-up Agreements, the 7,000,000 shares covered by the Lock-up Agreements will be eligible for sale pursuant to Rule 144 under the Securities Act of 1933 ("Rule 144") or pursuant to an effective registration statement of the Company. Following the Offering, sales of substantial amounts of the Common Stock in the public market pursuant to Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for the Common Stock and impair the Company's ability to raise additional capital through the sale of equity securities should it desire to do so. See "Shares Eligible for Future Sale."

LIMITED OPERATING HISTORY

     Petra Capital, LLC and Petra Capital Management, LLC were formed in April 1996. Accordingly, the Company has only a limited operating history upon which an evaluation of the Company and its prospects can be based and is subject to all of the risks inherent in the establishment of a new business enterprise. In particular, none of the Company's loans, which are non-amortizing and have a five-year term, have reached maturity, and thus there is no indication whether, or to what extent, any such loans which have not been prepaid will be repaid when due. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. To address these risks, the Company must, among other things, respond to competitive developments, continue to attract, retain and motivate qualified personnel and upgrade and expand its systems, policies and business procedures. There can be no assurance that the Company will be successful in addressing such risks.

FLUCTUATIONS IN QUARTERLY FINANCIAL RESULTS

     The Company could experience fluctuations in quarterly financial results due to a number of factors including, among others, variations in the volume of loans originated by the Company, variations in the timing of prepayments of loans, and variations in the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and its general economic conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

CONCENTRATION OF INVESTMENTS

     At March 31, 1998, the Company had outstanding loans to only 21 portfolio companies (in all cases accompanied by equity warrants) and warrants or equity positions in four other companies. While no single portfolio company represented more than 7.0% of the total dollars loaned to all portfolio companies as of March 31, 1998, a default by a portfolio company in the payment of principal of or interest on its loan, or a substantial write-down in the value of the Company's equity interest in a portfolio company, could have a material adverse effect on the financial condition and results of the Company. In addition, the concentration of the Company's investments could make it difficult for the Company to satisfy the asset diversification requirements for taxation as a RIC. See "Tax Status -- Requirements for Qualification -- Asset Diversification Tests."

RISKS RELATED TO SUBORDINATED LOANS

     The Company's loans are typically secured by a lien on the borrower's assets. However, in most cases, the Company's lien is subordinate to the lien of the borrower's senior creditors. As a result, the Company's right to liquidate the collateral in the event of a default by a borrower will be subject to the superior rights of the senior creditors. There can be no assurance that the collateral for a subordinated loan will be available to satisfy a borrower's obligations to the Company or, if available, will be sufficient to satisfy such obligations. See "Business -- Structure of Loan Products."

ANTI-TAKEOVER CONSIDERATIONS

     Certain provisions of the Company's Certificate of Incorporation (the "Company Certificate") and the Company's Bylaws (the "Company Bylaws") and the Delaware General Corporation Law (the "DGCL") could delay or make more difficult a merger, tender offer or proxy contest involving the Company. For example, the Company's Board of Directors is divided into three classes with only one class being elected each year, and directors may be removed only for cause, which factors may also have the effect of delaying, deterring or preventing a change of control of the Company. In addition, pursuant to the Company's Stock Option Plan, the Board of Directors may, in its discretion, elect to cause stock options granted to employees become automatically vested and exercisable upon the occurrence of certain events leading up to a change of control. This vesting and the dilutive effect that the exercise of a large number of options would have on the Company's Common Stock may have the effect of delaying, deterring or preventing a change of control of the Company. See "Description of Common Stock" and "Management -- Stock Option Plan."

DILUTION

     Purchasers of the Common Stock of the Company in this Offering will incur immediate and substantial dilution in the net tangible book value per share of
Common Stock in the amount of $     per share, assuming an initial public
offering price of $     per share (after deduction of the underwriting discount
and estimated expenses of the Offering). To the extent that outstanding options to purchase Common Stock are exercised, there will be further dilution. See "Dilution."

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of 3,500,000 shares of Common Stock being offered by the Company (at an estimated initial offering price of
$          per share, the mid-point of the range set forth on the cover of this
Prospectus) are estimated to be approximately $     million ($     million if
the Underwriters' over-allotment option is exercised in full), after deduction of the underwriting discount and estimated offering expenses. The Company intends to use the net proceeds to repay outstanding indebtedness under a $3.0 million subordinated loan, to repay all of the outstanding indebtedness under its revolving credit facility ($35.6 million was outstanding under such credit facility at March 31, 1998), which bears interest at the one-month LIBOR plus 2.50% per annum and matures on September 24, 2002, and to fund new loans to emerging, high growth companies. All of the net proceeds will be applied as set forth above within six months of the Offering. Pending such application, the Company intends to invest the net proceeds of this Offering in time deposits and income producing securities with maturities of thirteen months or less that are issued or guaranteed by the federal government or agencies thereof. See "Investment Objectives and Policies."

                                 DISTRIBUTIONS

     The Company intends to distribute to its stockholders, on a quarterly basis, at least 90% of its net operating income other than net long-term capital gains, if any, and to declare the first distribution in October 1998 for the period ending September 30, 1998. In addition, the Company currently intends to distribute net realized long-term capital gains annually to stockholders as "capital gain dividends." See "Tax Status."

                               REINVESTMENT PLAN

     Pursuant to the Company's DRIP Plan, any stockholder who holds more than 100 shares of Common Stock and elects to participate in the DRIP Plan will have all distributions reinvested automatically in additional shares by First Union National Bank (the "Plan Administrator"). Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for information on whether the broker or nominee will participate in the DRIP Plan on the stockholder's behalf. A stockholder may terminate its participation in the DRIP Plan at any time by delivering written notice to the Plan Administrator before the record date of the next dividend or distribution.

     When the Company declares a dividend, participants will have credited to their plan accounts the number of full and fractional shares (computed to three decimal places) that could be obtained with the cash, net of any applicable withholding taxes, that would have been paid to them if they were not participants. Such shares will be acquired for participants either (i) through receipt of newly-issued shares of Common Stock from the Company or (ii) by purchase of outstanding shares of Common Stock on the open market. If the market price per share of Common Stock on the dividend payment date equals or exceeds net asset value per share on that date, then the Company will issue new shares of Common Stock to participants at the greater of net asset value or the then current market price. If the market price per share of Common Stock on the dividend payment date is less than the net asset value per share on that date, then the Plan Administrator, as agent for participants, will make purchases of Common Stock in the open market. If the market price exceeds the net asset value of a share of Common Stock before the Plan Administrator has completed its purchases, the average purchase price per share paid by the Plan Administrator may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend had been in shares newly-issued by the Company. For purposes of the DRIP Plan, market price as of the dividend payment date will be determined by taking the average of the highest and lowest quoted selling prices for the Company's Common Stock on the Nasdaq National Market as of such date.

     There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Administrator for handling the reinvestment of dividends and capital gains distributions will be included in the fee to be paid by the Company to its transfer agent. There will be no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of distributions.

     The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on distributions. See "Tax Status."

     Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the DRIP Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the DRIP Plan at least 90 days before the record date for the distribution. The DRIP Plan also may be amended or terminated by the Plan Administrator with the Company's prior written consent, on at least 90 days' written notice to participants in the DRIP Plan. All correspondence concerning the DRIP Plan should be directed to the Plan Administrator by mail at 1525 West W. T. Harris Blvd, 3C3, Charlotte, North Carolina 28288-1153, or by telephone at (800) 829-8432.

                                 CAPITALIZATION

     The following table sets forth (i) the pro forma capitalization of the Company as of March 31, 1998 after giving effect to the Reorganization and (ii) the pro forma capitalization of the Company as of March 31, 1998 as adjusted to reflect (a) the sale of 3,500,000 shares of Common Stock of the Company offered
hereby at an assumed public offering price of $          per share (after
deduction of the underwriting discount and estimated expenses of the Offering) and (b) the use of such proceeds to repay approximately $55.1 million of certain indebtedness expected to be outstanding at the time of the Offering. See "Use of Proceeds."

                                                               AS OF MARCH 31, 1998
                                                              -----------------------
                                                                PRO       PRO FORMA
                                                               FORMA     AS ADJUSTED
                                                               -----     -----------
                                                              (DOLLARS IN THOUSANDS)
Debt
  Subordinated note(1)......................................  $ 2,730      $    --
  Revolving credit facility(1)..............................   35,420           --
                                                              -------      -------
Total debt..................................................   38,150           --
                                                              -------      -------
Stockholders' equity
  Common Stock, $0.01 par value per share; 50,000,000 shares authorized; 7,000,000 shares issued and outstanding,
  actual; 7,000,000 shares issued and outstanding, pro
  forma; 10,500,000 shares issued and outstanding, as
  adjusted(2)...............................................   20,774           --
  Additional paid-in capital................................    2,118           --
  Unrealized appreciation of investments....................    5,133           --
                                                              -------      -------
Total stockholders' equity..................................   28,025           --
                                                              -------      -------
          Total capitalization..............................  $66,175      $    --
                                                              =======      =======

---------------
(1)  Net of original issue discount.
(2) Excludes 469,736 shares of Common Stock reserved for issuance pursuant to stock options outstanding as of June 8, 1998.

                                    DILUTION

     The pro forma net tangible book value of the Company as of March 31, 1998 was $28.0 million or $4.00 per share of Common Stock. "Pro forma net tangible book value" per share represents (i) the amount of total tangible assets of the Company, reduced by the amount of its total liabilities, (ii) divided by the total number of shares of Common Stock outstanding. After giving effect of the net proceeds from the sale of 3,500,000 shares of Common Stock offered by the Company in this Offering, the "pro forma as adjusted net tangible book value" of
the Company as of March 31, 1998 would have been $          million or
$          per share. This represents an immediate increase in the pro forma net
tangible book value of $          per share to existing stockholders and an
immediate dilution of $          per share to new investors. The following table
illustrates the per share dilution and pro forma net tangible book value to new investors:

Assumed initial public offering price per share.............  $   --
Pro forma net tangible book value per share before the
  Offering..................................................    4.00
Increase per share attributable to new investors............      --
Pro forma as adjusted net tangible book value per share
  after the Offering........................................      --
Dilution per share to new investors.........................      --

     The following table summarizes, as of March 31, 1998, on a pro forma basis, the differences in the total consideration paid and the average price per share paid to the Company by existing stockholders and by new investors with respect to the number of shares of Common Stock purchased from the Company.

                                            SHARES PURCHASED        TOTAL CONSIDERATION       AVERAGE
                                          --------------------     ---------------------     PRICE PER
                                            NUMBER     PERCENT       AMOUNT      PERCENT       SHARE
                                          ----------   -------     -----------   -------     ---------
Existing stockholders...................   7,000,000     67.0%     $20,770,000       --%      $ 2.97
New investors...........................   3,500,000     33.0               --       --           --
                                          ----------    -----      -----------    -----
          Total.........................  10,500,000    100.0%     $        --       --%
                                          ==========    =====      ===========    =====

    SELECTED HISTORICAL FINANCIAL DATA OF PETRA CAPITAL, LLC AND SUBSIDIARY

     The following selected historical financial data of Petra Capital, LLC and Subsidiary as of December 31, 1996 and December 31, 1997 and for the period from April 2, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997 was derived from the financial statements of Petra Capital, LLC and Subsidiary audited by Arthur Andersen LLP, independent certified public accountants. The financial statements of Petra Capital, LLC and Subsidiary as of December 31, 1996 and December 31, 1997 and for the period from April 2, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997, and the report of Arthur Andersen LLP thereon, are included elsewhere in this Prospectus. This selected financial data should be read in conjunction with the financial statements of Petra Capital, LLC and Subsidiary and the related notes thereto included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Petra Capital, LLC and Subsidiary." The following selected data as of March 31, 1997 and March 31, 1998 and for the three month periods ended March 31, 1997 and March 31, 1998 is unaudited, but in the opinion of management, includes all adjustments (consisting only of normal recurring accruals) necessary for a fair statement of the results as of the dates and for the periods presented. The interim results for the three month period ended March 31, 1998 are not necessarily indicative of the results for the entire year.

                                                      APRIL 2, 1996                      THREE MONTHS ENDED
                                                      (INCEPTION) TO    YEAR ENDED            MARCH 31,
                                                       DECEMBER 31,    DECEMBER 31,   -------------------------
                                                           1996            1997          1997          1998
                                                      --------------   ------------   -----------   -----------
                                                                                      (UNAUDITED)   (UNAUDITED)
STATEMENTS OF OPERATIONS DATA:
  Operating income:
    Interest on investments.........................   $ 1,169,730     $ 3,699,208    $   552,384   $ 1,672,252
    Loan processing fees............................       355,000         958,500        210,000       230,000
                                                       -----------     -----------    -----------   -----------
         Total operating income.....................     1,524,730       4,657,708        762,384     1,902,252
                                                       -----------     -----------    -----------   -----------
  Operating expenses:
    Interest expense................................            --         577,797             --       689,523
    Management fees.................................       375,000         582,373        125,000       280,446
    Other operating expenses........................        52,337          77,784         23,129        15,450
    State income tax on interest....................        70,000         111,902          5,615        10,258
    Amortization expense............................         3,000          17,515          1,000        41,000
                                                       -----------     -----------    -----------   -----------
         Total operating expenses...................       500,337       1,367,371        154,744     1,036,677
                                                       -----------     -----------    -----------   -----------
  Net operating income..............................     1,024,393       3,290,337        607,640       865,575
  Realized gain on investments......................            --       1,072,193             --            --
  Change in unrealized appreciation (depreciation)
    of investments..................................       608,169       3,402,606        (50,212)    1,121,999
                                                       -----------     -----------    -----------   -----------
  Net increase in members' equity resulting from
    operations......................................   $ 1,632,562     $ 7,765,136    $   557,428   $ 1,987,574
                                                       ===========     ===========    ===========   ===========

                                                           AS OF DECEMBER 31,              AS OF MARCH 31,
                                                      -----------------------------   -------------------------
                                                           1996            1997          1997          1998
                                                      --------------   ------------   -----------   -----------
BALANCE SHEET DATA:
  Cash and cash equivalents.........................   $   393,740     $ 1,627,483    $   531,805   $ 1,622,963
  Loans.............................................    10,774,308      43,176,180     19,471,454    57,279,063
  Common stock......................................            --         694,829             --       691,571
  Warrants..........................................     1,260,998       5,060,406      1,567,977     6,596,045
  Total assets......................................    12,578,984      50,801,468     21,637,437    66,536,537
  Revolving credit facility and subordinated note...            --      23,625,000             --    38,150,000
  Total members' equity.............................    12,363,955      26,683,599     21,578,401    27,752,719
OPERATING STATISTICS:
  Number of portfolio companies with loans
    outstanding at period end.......................             4              16              7            21
  Number of loans outstanding at period end.........             4              16              7            23
  Principal amount of loans originated during
    period..........................................   $17,000,000     $40,130,000    $ 9,000,000   $14,500,000
  Principal amount of loan repayments during
    period..........................................     6,000,000       7,000,000             --            --
  Loan portfolio at period end......................    10,774,308      43,176,180     19,471,454    57,279,063
  Weighted average coupon of loans outstanding at
    period end......................................        13.91%          13.45%         13.69%        13.38%
  Loan processing fees as a percentage of loans
    originated during period........................         2.09%           2.39%          2.33%         1.59%

      SELECTED HISTORICAL FINANCIAL DATA OF PETRA CAPITAL MANAGEMENT, LLC

     The following selected historical financial data of Petra Capital Management, LLC as of December 31, 1996 and December 31, 1997 and for the period from April 2, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997 was derived from the financial statements of Petra Capital Management, LLC, audited by Arthur Andersen LLP, independent certified public accountants. The financial statements of Petra Capital Management, LLC as of December 31, 1996 and December 31, 1997 and for the period from April 2, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997 are included elsewhere in this Prospectus. The selected financial data should be read in conjunction with the financial statements of Petra Capital Management, LLC and the related notes thereto included elsewhere in this Prospectus and "Management's Discussion and Analysis of Financial Condition and Results of Operation of Petra Capital Management, LLC." The selected financial data of Petra Capital Management, LLC as of March 31, 1997 and March 31, 1998 and for the three month periods ended March 31, 1997 and 1998 is unaudited, but in the opinion of management, includes all adjustments (consisting of only minimal recurring accruals) necessary for a fair statement of the results as of the dates and for the periods presented. The interim results for the three month period ended March 31, 1998 are not necessarily indicative of the results for the entire year.

                                                  APRIL 2, 1996
                                                   (INCEPTION)                      THREE MONTHS ENDED
                                                       TO          YEAR ENDED            MARCH 31,
                                                  DECEMBER 31,    DECEMBER 31,   -------------------------
                                                      1996            1997          1997          1998
                                                  -------------   ------------   -----------   -----------
                                                                                 (UNAUDITED)   (UNAUDITED)
STATEMENTS OF OPERATIONS DATA:
  Income:
     Management fee.............................    $375,000       $  577,373     $123,750      $279,196
     Distributions from Petra Capital, LLC......      83,454          511,159       89,089       119,576
     Interest income............................       2,963            6,329          853         2,918
                                                    --------       ----------     --------      --------
          Total income..........................     461,417        1,094,861      213,692       401,690
                                                    --------       ----------     --------      --------
  Expenses:
     Salaries and benefits, excluding members...     106,092          187,599       27,785        47,140
     Salaries and benefits, members.............          --               --           --       179,867
     Rent.......................................      30,282           60,582       11,694        13,658
     Travel and entertainment...................      42,104           58,454        1,728        34,788
     Other......................................      79,665          136,817       31,415        53,888
                                                    --------       ----------     --------      --------
          Total expenses........................     258,143          443,452       72,622       329,341
                                                    --------       ----------     --------      --------
          Net income............................    $203,274       $  651,409     $141,070      $ 72,349
                                                    ========       ==========     ========      ========

                                                        AS OF DECEMBER 31,      AS OF MARCH 31,
                                                        -------------------   -------------------
                                                          1996       1997       1997       1998
                                                        --------   --------   --------   --------
BALANCE SHEET DATA:
  Cash and cash equivalents...........................  $     --   $114,002   $     --   $168,483
  Total assets........................................   112,219    366,015    154,856    422,483
  Total liabilities...................................    44,918    162,169     49,272    146,288
  Total members' equity...............................    67,301    203,846    105,584    276,195

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

     The Company is a commercial finance company that makes subordinated, secured term loans, accompanied by equity warrants, to emerging, high growth companies located throughout the United States. The Company's principal investment objective is to maximize its total stockholder return through the realization of current interest and fee income on its loans and long-term appreciation in the value of its warrant portfolio.

     The Company's loans typically range between $1.0 and $5.0 million and are structured as subordinated, secured term loans with a five-year bullet maturity. The loans bear fixed interest rates with coupons currently ranging from 13% to 15% per annum. In addition, loan processing fees typically ranging between 2% to 3% of the principal amount of the loan are paid at loan closing. As part of the loan transaction, the Company receives warrants to purchase an equity interest in the borrower at a nominal exercise price. The amount of the warrants received varies based upon borrower-specific valuation factors.

     The Company has experienced rapid growth since its inception in April 1996. Management believes that this growth is primarily due to the development of its referral network by the Company's management team. In addition, the growth is attributable to the Company's increased market exposure resulting from its expanding loan portfolio. At December 31, 1996, the Company had four loans outstanding with an aggregate value of $10.8 million and at December 31, 1997, had 16 loans outstanding with an aggregate value of $43.2 million. At March 31, 1998, the Company had 23 loans outstanding with an aggregate value of $57.3 million.

     The Company has two primary sources of operating income: interest income earned on its loans, including the accretion of original issue discount, and loan processing fees. Loans are initially recorded at a discount from face value equal to the estimated value of the warrants at the date of the loan. Face value of the loans less the unamortized discount represents the loan cost while the discount represents the warrant cost. The discount is accreted and recorded as interest income over the life of the loan. Loan processing fees are recognized as revenue upon loan closing. Furthermore, the Company's net realized gain on and net unrealized appreciation of its loans and equity securities generated as a result of its lending activity are recorded as changes in stockholders' equity. Net realized gains will be distributed to stockholders on an annual basis.

     Loans, warrants and equity interests are stated at fair value as determined by the Company's Board of Directors. The fair value of loans normally corresponds to cost unless adverse factors lead to a determination of fair value at a lower amount. Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by unrelated new investors, changes in cash flow from operations, the market value of comparable publicly traded companies and other pertinent factors. This analysis is also applied in allocating cost basis between loans and warrants at origination. Equity interests and warrants of public companies are valued at the bid quotation less a discount depending on certain liquidity and other issues.

     Realized gains or losses are recorded upon disposition of assets based upon the difference between the proceeds and the cost basis of the specific asset. All other changes in valuation of assets are recorded as changes in unrealized appreciation/depreciation of investments. Since inception, the Company has never experienced a delinquency in an interest payment or a write down in the carrying value of any loan.

     The Company succeeded to the business of Petra Capital, LLC. From April 1996 until the Reorganization, Petra Capital Management, LLC served as manager of Petra Capital, LLC by providing management and administrative services, including loan origination and portfolio monitoring and servicing. Pursuant to its operating agreement with Petra Capital, LLC, Petra Capital Management, LLC was paid, on a quarterly basis, an annual management fee equal to 2.5% of the greater of the aggregate purchase price of all portfolio company securities or the average outstanding loan balance. Petra Capital Management, LLC paid (to the extent not paid by portfolio companies) all third parties fees and expenses, travel expenses and overhead costs incurred in connection with portfolio investments, including office rent, professional salaries, clerical costs, telephone charges, etc. Because of its operating agreement with Petra Capital Management, LLC, Petra Capital, LLC did not incur these expenses. In the Reorganization, the operating agreement between Petra Capital, LLC and Petra Capital Management, LLC was terminated at no cost to Petra Capital, LLC. As a consequence, the Company will incur directly all operating expenses following the Offering. See "Unaudited Pro Forma Financial Information."

     Because of the growth in the Company's business, the Reorganization and other factors, period-to-period comparisons of the results of operations of Petra Capital, LLC may not be meaningful and the historical financial results of Petra Capital, LLC may not necessarily be indicative of future results of the Company.

RESULTS OF OPERATIONS OF PETRA CAPITAL, LLC

  Comparison of Year Ended December 31, 1997 to Period from Inception Through December 31, 1996

     Interest on Investments. Interest on investments increased 216% to $3.7 million for the year ended December 31, 1997 from $1.2 million for the period from inception to December 31, 1996. The increase in interest on investments is attributable to an increase in loans outstanding during the year ended December 31, 1997. For the year ended December 31, 1997, interest on investments included $222,529 of unamortized original issue discount associated with loans repaid prior to maturity. For the period from inception to December 31, 1996, interest on investments included $415,972 of unamortized original issue discount associated with loans repaid prior to maturity. The Company had four outstanding loans with an aggregate value of $10.8 million at December 31, 1996, and 16 outstanding loans with an aggregate value of $43.2 million at December 31, 1997.

     Loan Processing Fees. Loan processing fees increased 170% to $958,500 for the year ended December 31, 1997 from $355,000 for the period from inception to December 31, 1996. This increase was attributable to the origination of 15 new loans totaling $40.1 million during the year ended December 31, 1997 as compared with six new loans totaling $17.0 million for the period from inception through December 31, 1996. Loan processing fees decreased from 23.3% of total operating income for the period from inception to December 31, 1996 to 20.6% of total operating income for the year ended December 31, 1997. The decrease in loan processing fees as a percentage of revenue was due to an increase in interest on investments as a percentage of revenues resulting from the continued realization of interest on loans originated during 1996.

     Interest Expense. There was no interest expense incurred during the period from inception to December 31, 1996. For the year ended December 31, 1997, Petra Capital, LLC incurred interest expense of $577,797 as a result of borrowing under outstanding credit facilities totaling $24.2 million at December 31, 1997.

     Management Fees. Management fees paid to Petra Capital Management, LLC increased 55.3% to $582,373 for the year ended December 31, 1997 from $375,000 for the period from inception to December 31, 1996. The increase in management fees was attributable to the increase in the average outstanding loan balance during 1997.

     State Income Tax on Interest. For the year ended December 31, 1997, state income tax on interest increased 59.9% to $111,902 from $70,000 for the period from inception to December 31, 1996. Upon completion of the Reorganization, the surviving company will be a taxable Delaware corporation and, as such, will not be subject to the state tax on interest.

     Realized Gain on Investments. Petra Capital, LLC realized gains on investments of $1.1 million for the year ended December 31, 1997 compared to no realized gains on investments for the period from inception to December 31, 1996. The realized gain for the year ended December 31, 1997 was the result of the exercise of a warrant held in a portfolio company and the sale for cash of the securities acquired.

     Change in Unrealized Appreciation/Depreciation of Investments. For the period ended December 31, 1997, net unrealized appreciation of investments increased 459% to $3.4 million from $608,169 for the period from inception to December 31, 1996. Net unrealized appreciation during both periods was a result of increased valuation of warrants and equity securities held by the Company.

  Comparison of Three Months Ended March 31, 1998 and 1997

     Interest on Investments. Interest on investments increased 203% to $1.7 million for the three months ended March 31, 1998 from $552,384 for the three months ended March 31, 1997. The increase in interest on investments is attributable to an increase in loans outstanding during the three months ended March 31, 1998. At March 31, 1998, Petra Capital, LLC had 23 loans outstanding with an aggregate value of $57.3 million compared to seven loans outstanding with an aggregate value of $19.5 million at March 31, 1997.

     Loan Processing Fees. Loan processing fees increased 9.5% to $230,000 for the three months ended March 31, 1998 from $210,000 for the three months ended March 31, 1997. The Company originated seven new loans totaling $14.5 million for the three months ended March 31, 1998 compared to three loans totaling $9.0 million for the three months ended March 31, 1997. Loan processing fees did not increase as much as originations during the period due to the timing of fee recognition and one additional loan to an existing borrower that was made without a fee. Loan processing fees decreased to 12.2% of total operating income for the three months ended March 31, 1998 from 27.5% for the three months ended March 31, 1998 as a result of continued realization of interest income on loans originated during 1996 and 1997.

     Interest Expense. For the three months ended March 31, 1998, Petra Capital, LLC incurred interest expense of $689,523 as a result of borrowings under credit facilities totaling $38.6 million outstanding at March 31, 1998. Petra Capital, LLC incurred no interest expense for the three months ended March 31, 1997, and had no debt outstanding at March 31, 1997.

     Management Fees. Management fees paid to Petra Capital Management, LLC increased 124% to $280,446 for the three months ended March 31, 1998 from $125,000 for the three months ended March 31, 1997. This increase was attributable to the increase in the average outstanding loan balance during the period.

     Change in Unrealized Appreciation/Depreciation of Investments. For the period ended March 31, 1998, net unrealized appreciation of investments was $1.1 million compared to net unrealized depreciation of investments of $50,212 for the three months ended March 31, 1997. Net unrealized appreciation of investments for the period ended March 31, 1998 was a result of increased valuation of equity securities. Net unrealized depreciation of investments for the period ended March 31, 1997 was a result of a decrease in the value of publicly-traded securities held by the Company.

RESULTS OF OPERATIONS OF PETRA CAPITAL MANAGEMENT, LLC

  Comparison of Year Ended December 31, 1997 to Period From Inception Through December 31, 1996

     Management fee income increased 54.0% to $577,373 for the year ended December 31, 1997 from $375,000 for the period from inception to December 31, 1996. The increase in management fee income was attributable to an increase in the average outstanding loan balance of Petra Capital, LLC during the year ended December 31, 1997.

     Operating expenses increased 71.8% to $443,452 for the year ended December 31, 1997 from $258,143 for the period from inception to December 31, 1996. The increase in operating expenses was attributable to the hiring of additional employees and expenses incurred in originating a greater number of loans.

  Comparison of Three Months Ended March 31, 1998 and 1997

     Management fee income increased 126% to $279,196 for the three months ended March 31, 1998 from $123,750 for the three months ended March 31, 1997. The increase in management fees was attributable to the increase in the average outstanding loan balance during the three months ended March 31, 1998.

     Operating expenses increased 354% to $329,341 for the three months ended March 31, 1998 from $72,622 for the three months ended March 31, 1997. Approximately $180,000 of the increase was attributable to salary and bonuses paid to members and the remainder was attributable to the hiring of additional employees and expenses incurred in originating a greater number of loans. In 1997, Petra Capital Management, LLC recorded all amounts distributed to its members as a charge to undistributed earnings and recorded no salaries and benefits expense for the members. In 1998, Petra Capital Management, LLC began charging distributions to its members as salary and benefit expense.

LIQUIDITY AND CAPITAL RESOURCES

     Since inception, the Company has relied primarily on four sources of funds to finance the growth of its loan portfolio: (i) private placements of equity;
(ii) borrowings under revolving and term credit facilities; (iii) loan repayments; and (iv) cash flow from operations. From inception through March 31, 1998, the Company raised $20.2 million in a series of private equity transactions. All of the equity raised was in the form of membership interests in Petra Capital, LLC which will be converted into shares of Common Stock as a result of the Reorganization.

     The Company has a $70 million revolving credit facility with an institutional lender bearing interest at a rate of one month LIBOR plus 2.50%, and secured by all the Company's assets. As of March 31, 1998, the outstanding balance on the revolving credit facility was $35.6 million. A $3.0 million subordinated note to a financial institution was also outstanding. Amounts outstanding under the revolving credit facility and subordinated note will be repaid from the net proceeds of the Offering. See "Use of Proceeds."

     In connection with the retirement of the subordinated note and the outstanding indebtedness under the revolving credit facility, the Company expects to recognize extraordinary expenses in the amount of $834,000 representing deferred origination costs and unamortized discount associated with the indebtedness to be retired. To obtain the revolving credit facility and the subordinated loan, the Company issued warrants to the lender. The Company recorded a $200,000 discount on its revolving credit facility and a $300,000 discount on the subordinated loan to reflect the value of the warrants. Such warrants have been purchased and exercised by Kellett Partners, L.P., an existing stockholder of the Company.

     The Company currently has a commitment for a new $100 million warehouse credit facility from a financial institution, pursuant to which the Company's loans and accompanying warrants will serve as collateral for an asset-backed commercial paper program. The term of the facility is three years, and advances will bear interest at one month LIBOR plus 1.50%. In addition, the Company will pay a facility fee of 0.25% per annum on the unused portion of its line, and a structuring fee of 0.75% upon loan closing. Subject to standard closing conditions and certain financial covenants, the credit facility becomes effective on the date of consummation of the Offering.

     Because the Company will be a BDC, it will be limited in the amount of debt capital that it will be able to use to fund its growth. The Company will be generally required to maintain a ratio of 200% of total assets to total borrowings. In addition, as a BDC and a RIC, the Company will be required to distribute at least 90% of its net operating income other than net long-term capital gains to stockholders on an annual basis. See "Regulation." The Company currently intends to distribute net realized long-term capital gains to stockholders on an annual basis. As a result of these requirements, the Company expects to finance its operations, dividend requirements and future loans with short-term and long-term debt and sales of its equity capital and, to a lesser extent, from cash from operations. The Company will hedge its variable interest rate exposure to the extent permitted by the 1940 Act.

     The Company expects to incur additional operating expenses as its business expands. These additional operating expenses may include salaries and other compensation benefits for additional professionals and staff and expenses related to the opening of new offices. The Company had no commitments at March 31, 1998 for any material capital expenditures.

     The Company believes that it will have access to capital sufficient to fund future loans to its customers, to fund operations and to pay dividends.

YEAR 2000

     The Company has reviewed its exposure to risks associated with the Year 2000 issue and has determined that there is no material risk of business interruption as a result of errors or inefficiencies in the Company's internal computer systems. The Company exclusively uses software purchased from third party vendors and has been informed by its vendors that the software will be Year 2000 compliant; however, there can be no assurance that all of the Company's software will permit the Company to operate without any business interruption or inefficiencies.

     The Company is currently assessing the Year 2000 risks associated with its existing portfolio companies. For all new loans originated, the Company will include in its credit review a Year 2000 compliance assessment and covenants regarding Year 2000 compliance and will monitor particular portfolio companies in appropriate circumstances.

NEW GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     In June 1997, Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income" was issued and is effective for fiscal years beginning after December 15, 1997. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components (revenues, expenses, gains, losses) in a full set of general purpose financial statements. SFAS No. 130 requires the disclosure of an amount that represents total comprehensive income and the components of comprehensive income in a financial statement. The adoption of SFAS No. 130 is not expected to have a material impact on the financial statements of the Company.

     In June 1997, SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" was issued and is effective for fiscal years beginning after December 15, 1997. SFAS No. 131 establishes standards for determining an entity's operating segments and the type and level of financial information to be disclosed in both annual and interim financial statements. The adoption of SFAS No. 131 is not expected to have a material impact on the financial statements of the Company.

     In April 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-5 ("SOP 98-5") effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires that all nongovernmental entities expense the cost of start-up activities as those costs are incurred. The statement also requires nongovernmental entities to write off any unamortized start-up costs that remain on the balance sheet at the date of adoption. The Company will adopt the provisions of SOP 98-5 effective January 1, 1999. Management does not expect the adoption to have a material impact on the financial condition or results of the Company.

                                    BUSINESS

GENERAL

     The Company is a commercial finance company that makes subordinated, secured term loans, accompanied by equity warrants, to emerging, high growth companies located throughout the United States. The Company's "mezzanine" products allow its borrowers to finance internal growth and strategic acquisitions at a relatively attractive cost of capital. The Company's borrowers typically find bank loans to be either too operationally restrictive or unavailable and seek to avoid the level of dilution associated with additional rounds of private equity investment. The Company's principal investment objective is to maximize its total stockholder return through the realization of current interest and fee income on its loans and long-term appreciation in the value of its warrant portfolio.

     The Company seeks to lend to businesses that have experienced entrepreneurial management, the potential for significant growth, a foreseeable liquidity event within the loan term (such as an acquisition, initial public offering or recapitalization), sophisticated equity investors and a well-defined business plan focused on creating long-term shareholder value. In making its credit decisions, the Company places greatest emphasis on its assessment of the experience, character and financial commitment of management. As an "enterprise value" lender, the Company relies more in making its credit decisions on the current and projected equity value of borrowers than on traditional cash flow analyses and collateral assessments. Management believes that this approach allows the Company to be more flexible in structuring loan terms and covenants than traditional lenders.

     The Company's investment professionals market its products through a network of referral sources, which provides the Company with a regular flow of potential borrowers. These referral sources include investment bankers, venture capitalists, commercial bankers, lawyers, accountants and existing portfolio companies. The Company believes that a key to the development of its referral network has been its prompt, professional and consistent responsiveness to referrals and its ability to introduce existing portfolio companies contemplating a corporate finance transaction to the Company's referral sources.

     The Company maintains a proactive "partnership" with its portfolio companies by offering strategic advice to management on a regular basis, while actively monitoring and managing portfolio exposure. The Company also calls upon its network of investment banking and venture capital contacts to assist borrowers in locating sources of capital in the public and private markets.

     The Company's loans typically range between $1.0 and $5.0 million and are structured as subordinated, secured term loans with a five-year bullet maturity. The loans bear fixed interest rates with coupons currently ranging from 13% to 15% per annum. In addition, loan processing fees typically ranging between 2% to 3% of the principal amount of the loan are paid at loan closing. As part of the loan transaction, the Company receives warrants to purchase an equity interest in the borrower at a nominal exercise price. The amount of the warrants received varies based upon borrower-specific valuation factors. The Company, unlike traditional lenders, encourages prepayment of its loans by not imposing prepayment penalties and by including "ratchet" provisions in its warrants that increase the Company's warrant interest in a borrower the longer its loan remains outstanding. Rapid loan turnover allows the Company to redeploy its funds while retaining its warrant interests.

     The Company has experienced rapid growth since its inception in April 1996. Loan originations have grown from $17.0 million for the period from the Company's inception through December 31, 1996 to $40.1 million for the year ended December 31, 1997 and from $9.0 million for the three months ended March 31, 1997 to $14.5 million for the three months ended March 31, 1998. At March 31, 1998, the Company had 23 loans outstanding with a fair value of $57.3 million to 21 companies in eight states. The Company's net operating income for the year ended December 31, 1997 was $3.1 million. For the quarter ended March 31, 1998, the Company's net operating income was $828,606, a 40.8% increase over the same period of the prior year. Through March 31, 1998, five of the Company's portfolio companies had repaid their loans as a result of various liquidity events. The Company has retained its warrant or equity interests in four of these five companies and received cash for the remaining warrant.

     The Company currently has a $70 million revolving credit facility from an institutional lender secured by all of the Company's assets. At the closing of the Offering, this facility will be replaced by a new $100 million warehouse credit facility from a financial institution secured by the Company's loans and associated warrants.

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act and that will elect to be taxed as a RIC under the Code. As such, the Company must distribute at least 90% of its net operating income other than net long-term capital gains to stockholders on an annual basis. In addition, the Company currently intends to distribute its net realized long-term capital gains to stockholders.

     The Company was incorporated under the laws of the State of Delaware in June 1998 to succeed to the business of Petra Capital, LLC. See
"Management -- Certain Transactions." The Company's principal executive offices are located at 172 Second Avenue North, Suite 112, Nashville, Tennessee 37201, and its telephone number is (615) 313-5999.

CHARACTERISTICS OF TARGETED BORROWERS

     The Company has identified certain common characteristics of potential borrowers, which are described below, that it uses to guide its credit decisions. Each borrower may not have all of these characteristics, and the importance of these characteristics may vary depending on the relevant circumstances.

     Experienced Management Teams. The Company believes that the success or failure of a borrower depends to a significant degree on the quality of the borrower's management team. As a result, the Company places greatest emphasis on its assessment of the experience, character and financial commitment of management in making its credit decisions.

     Growth. The Company seeks to make loans to borrowers that have or are projected to have significant and sustainable growth in revenues or cash flow. While no specific level of revenue or cash flow growth is required, the Company targets borrowers with projected annual revenue growth of 20% or more.

     Foreseeable Liquidity Event. Prior to making a loan to a borrower, the Company analyzes not only the potential for the borrower to repay its loan but also the likelihood of a liquidity event prior to the maturity of the loan. Typical liquidity events include an initial public offering, a sale of the borrower or a recapitalization. Liquidity events generally result in prepayment of the Company's loan and can enhance the value of its warrant interest.

     Sophisticated Equity Investors. The Company seeks to identify borrowers that have sophisticated equity investors, such as venture capital funds and/or strategic corporate partners. The Company believes that the involvement of such investors increases the likelihood of a liquidity event and provides a potential source of financial and managerial support to a portfolio company.

     Enterprise Value. The Company focuses on potential borrowers that have a well-defined business plan that focuses on increasing long-term shareholder value. As an "enterprise value" lender, the Company relies more on the current and projected equity value of borrowers than on traditional cash flow analyses and collateral assessments.

UNDERWRITING PROCEDURES

     The Company's underwriting process, described below, forms the basis of the Company's decision to fund or reject a loan.

     Preliminary Evaluation of Borrower. The Company's professionals review business plans generated by the Company's referral network in order to identify potential borrowers. After identifying an applicant that the Company believes merits further investigation, the Company assigns a team of professionals to evaluate the borrower in order to bring multiple perspectives to the underwriting process. The Company's professionals meet with the borrower and perform a preliminary investigation of the borrower's management, operations and prospects. The Company's professionals generally consult with industry analysts and other sources to assess the prospects of the borrower and its industry. If the Company is satisfied with its preliminary investigation of the borrower's management, operations and prospects, the Company typically issues a term sheet outlining a proposed transaction. After reaching an agreement on the term sheet, the Company generally receives all or part of the loan processing fee from the applicant and begins due diligence.

     Due Diligence. The Company's due diligence initially focuses on an in-depth study of the borrower's management team. This process includes on-site visits to the borrower's headquarters and certain other facilities, interviews with key management and board members, character references for senior management, and discussions with industry research analysts, other industry participants, customers and suppliers. The borrower also responds to a checklist of information, including the history of the borrower, detailed historical and projected financial statements (including receivables and payables aging schedules and depreciation tables), a description of the borrower's market and competitive landscape, and a description of operations (marketing and sales, research and development, employee issues, etc.). The Company gathers and reviews pertinent industry information from trade publications, the Internet and other sources. Further, the Company generally analyzes various recession and downside case scenarios and their potential impact on the borrower's future earnings. Additional legal due diligence is performed by the Company's outside attorneys and generally includes a review of the borrower's charter, capital structure, subsidiaries, assets, liabilities, material contracts, employee plans, litigation, environmental matters, tax matters and other relevant legal documentation.

     Loan Approval. Upon the completion of due diligence, the due diligence team creates a borrower profile that summarizes the borrower's historical and projected financial statements, its industry, its management, operations and prospects, and its degree of conformity with the Company's preferred borrower characteristics. The borrower's profile is then presented to the Company's loan committee, whose members currently are Robert G. Shuler, Joseph D. O'Brien, III and Michael W. Blackburn.

     The Company's underwriting process, from start to finish, usually is completed within a four to six week period. If the Company elects to approve a loan, the Company seeks to close the loan within one week after loan approval.

PORTFOLIO MANAGEMENT

     Loan Servicing. Following the closing of a loan, the Company monitors the performance of the portfolio company and its compliance with the terms of the loan. As part of the loan agreement, the portfolio company is required to provide the Company with monthly financial statements, as well as year-end financial statements and board presentation materials. In addition to reviewing this information, the Company maintains regular telephonic contact with the borrower and consults with the borrower on its financial performance and results as well as the borrower's overall strategic plan. The Company generally communicates with the outside equity investors in the borrower who also typically monitor the borrower's operations. When necessary, representatives of the Company attend portfolio company board meetings pursuant to board visitation rights included in the Company's warrant documents. The Company believes that by reviewing monthly financial statements, periodically observing board meetings and communicating with the borrower and its outside equity investors, the Company maintains an effective system for early detection of problem loans. To help the Company monitor the performance of its loans as the Company's portfolio expands, the Company is currently developing an on-line database of borrower financial information and an electronic diary of all communications with a borrower by any of the Company's employees.

     Risk Ratings. To monitor the performance of its portfolio, the Company has implemented a system which grades each loan on a scale of 1 to 6. The assigned grade reflects the Company's assessment of the probability of a loan being repaid. The loan committee evaluates each portfolio company based on several financial factors including recent performance, availability of working capital and payment of interest expense. Additionally, the loan committee considers the following criteria related to each specific portfolio company in formulating the grade: enterprise value, a pending or proposed merger or sale of assets, a proposed initial public offering industry comparable valuations, recent additional equity investments and market trends.

     All new loans are assigned a grade 3 for a period of three months. After the initial three months, loans are assigned a grade of 1 to 6. Thereafter, all loans are formally reviewed and graded on a quarterly basis. Characteristics of each grade are outlined below.

     Grade 1 -- Minimal Risk. The borrower is exceeding anticipated performance or has a pending liquidity event which the Company believes is probable. The Company also believes that the enterprise value supports repayment of loan. The Company is monitoring performance on a monthly basis.

     Grade 2 -- Better than average credit risk. The borrower is meeting anticipated performance, or the Company believes that a liquidity event is probable within the term of the loan. The Company also believes that enterprise value supports repayment of loan. The Company is monitoring performance on a monthly basis.

     Grade 3 -- Acceptable level of risk. The borrower is meeting anticipated performance within an acceptable variance, and the Company believes that the probability of repayment remains good. This grade includes all new loans for at least three months. The Company is monitoring performance on at least a monthly basis.

     Grade 4 -- Marginal level of risk. The borrower has performed below expectations for an extended period of time or has experienced a recent negative development. Enterprise value is at risk if a successful strategy is not implemented in near future. The borrower may be in payment default (all loans in payment default of less than 90 days are assigned a minimum risk rating of grade
4). At this stage, the Company intensifies its involvement with and monitoring of the borrower.

     Grade 5 -- Unacceptable level of risk. Includes all loans over 90 days past due, along with any loans in which a significant negative event has recently occurred which has jeopardized the quality of the credit of the borrower. At this point, the Company generally will engage a workout specialist. The Company will evaluate legal recourse in an effort to minimize its loss. See
"-- Non-performing loans" and "-- Workouts."

     Grade 6 -- High risk. Generally, the Company expects to write-off part or all of the loan. This grade includes all loans over 180 days past due along with any loan in which borrower has declared bankruptcy, committed fraud and/or any other highly detrimental event has occurred.

     As of March 31, 1998, the Company had no loans that were graded 5 or 6 and no loans with delinquent interest payments.

     Non-performing loans. To date the Company has not experienced a payment default on a portfolio loan, defined as an interest or principal payment not received within five days of its due date. If a default were to occur, the Company will take steps to assist defaulted borrowers. The Company will also commence collection efforts upon default. The borrower will be contacted by an officer of the Company who will discuss the expected timing of the payment. If needed, the loan will be downgraded to a risk rating of grade 4.

     After a borrower's interest payment is more than 90 days past due, the Company will discontinue accruing interest and, if needed, will downgrade the risk rating to a grade 5. At such time, the Company will determine the most appropriate course of action and will consider whether any adjustment to the fair value of the loan is appropriate. If borrower's interest payment is more than 180 days past due and/or has a risk rating of grade 6, the Company will write down the value of the loan by no less than 25% of the loan's outstanding principal balance.

     Workouts. All loans having a risk rating of a 5 or 6 will be classified as a workout. The Company's approach to loan workouts will be to attempt to use its position as a secured lender to the borrower to work with senior creditors along with any institutional equity investors to rehabilitate, rather than liquidate, defaulted loans. Workouts will be serviced by an officer of the Company and, if necessary, an outside workout consultant with expertise in the relevant industry. The Company believes that an industry specific workout specialist may be better able to turn around a troubled portfolio company and secure repayment of the Company's loan than a Company officer who is, by necessity, a generalist. An assigned Company professional will select and monitor the work of any hired specialist. The Company's primary objective at this stage will be to minimize its loss on the loan.

STRUCTURE OF LOAN PRODUCTS

     The Company's loans typically range between $1.0 and $5.0 million and are structured as subordinated, secured term loans with a five-year bullet maturity. The loans bear fixed interest rates with coupons currently ranging from 13% to 15% per annum. In addition, loan processing fees typically ranging between 2% to 3% of the principal amount of the loans are paid at loan closing. The Company's loans are made with the expectation that the loans will be repaid at or prior to maturity and that the equity portion of the investment will be liquidated for cash within five to ten years.

     The Company's loans are typically secured by a lien on the borrower's assets. In most cases, the Company's lien is subordinated to the lien of the borrower's senior lenders. As a result, the Company's right to liquidate the collateral for a loan upon a default is subject to the superior rights of the senior creditors of the borrower. The Company's loan documents generally do not contain extensive financial covenants, although the documentation usually contains cross-default provisions linked to defaults under any senior debt of the borrower. In addition, the Company's loan documents generally do not provide for prepayment penalties.

     Each loan that the Company makes is typically accompanied by a related five to ten-year warrant to buy common stock of the borrower. Generally, these warrants are exercisable at a nominal price (usually $.01 per share) and represent 1% to 15% of a borrower's diluted equity at the date of origination. In most cases, the warrants provide registration rights that entitle the Company to sell the equity securities of the borrower in a registered public offering under certain circumstances. Additionally, the warrants contain "ratchet" provisions that increase the Company's warrant interest the longer a loan remains outstanding.

     At March 31, 1998, the Company held stock or warrants to purchase stock in three publicly-traded companies. In accordance with the Company's valuation policy, at March 31, 1998, these securities were carried on the Company's books at a fair value of $2.0 million. The Company also converted one equity position to cash during the third quarter of 1997 at a gain of $1.1 million. At March 31, 1998, the Company held warrant positions in 22 private companies that it carried at a fair value of $5.3 million. The fair value of the Company's loans and equity securities is determined in good faith by the Board of Directors in accordance with the Company's valuation policy. For a discussion of the Company's valuation policy, see "Determination of Net Asset Value" and the notes to financial statements included elsewhere in this Prospectus.

MARKETING

     The Company markets its products through a network of referral sources, which provides the Company with a regular flow of potential borrowers. These referral sources include investment bankers, venture capitalists, commercial bankers, lawyers, accountants and existing portfolio companies. The Company believes that a key to the development of its referral network has been its prompt, professional and consistent responsiveness to referrals and its ability to introduce existing portfolio companies contemplating a corporate finance transaction to its referral sources.

     The Company currently employs six professionals in Nashville, Tennessee who work with referral sources and portfolio companies within defined geographic territories. The Company anticipates that future growth will require additional staff. The Company may selectively open additional offices when necessary to service existing referral sources or to generate additional referral sources.

PORTFOLIO COMPANIES

     The following table sets forth certain information as of March 31, 1998 regarding each portfolio company to which the Company had made a loan that was outstanding on such date. Unless otherwise noted, the only relationship between each portfolio company and the Company is the Company's loan and warrant or stock position. No single investment in a portfolio company will represent 5% or more of the Company's assets upon completion of the Offering. The amount and general terms of all loans to portfolio companies are set forth on page F-13.

                                                                                         PERCENTAGE
                                                  NATURE OF ITS    TITLE OF SECURITIES   OWNED ON A
                                                    PRINCIPAL          HELD BY THE         DILUTED
NAME AND ADDRESS OF COMPANY                         BUSINESS             COMPANY          BASIS(1)
---------------------------                       -------------    -------------------   ----------
Ascent Logic Corporation......................      Year 2000         Warrant to             0.9%
  180 Rose Orchard Way, Ste. 200                   Enterprise       purchase Common
  San Jose, CA 95134                                Software             Stock

                                                                                         PERCENTAGE
                                                  NATURE OF ITS    TITLE OF SECURITIES   OWNED ON A
                                                    PRINCIPAL          HELD BY THE         DILUTED
NAME AND ADDRESS OF COMPANY                         BUSINESS             COMPANY          BASIS(1)
---------------------------                       -------------    -------------------   ----------
Bit-by-Bit Computers, Inc.....................   Computer Rental      Warrant to             5.5%
  2930 Chad Drive, Ste. 150                                         purchase Common
  Eugene, OR 97408                                                       Stock
Blue Chalk Cafe Corporation...................     Restaurant         Warrant to              3.6
  360 University Avenue                                             purchase Common
  Palo Alto, CA 94301                                                    Stock
BuildNet, Inc.................................     Electronic         Warrant to              2.0
  P.O. Box 13893                                    Commerce        purchase Common
  RTP, NC 27709                                                          Stock
Codman Research Group, Inc....................     Healthcare         Warrant to              6.8
  138 River Road                                   Information      purchase Common
  Andover, MA 01810                                  Systems             Stock
Ex Officio, Inc...............................      Adventure         Warrant to              5.8
  1419 Elliott Avenue West                         Travel Wear      purchase Common
  Seattle, WA 98119                                                      Stock
General Roofing Industries, Inc.(2)...........     Commercial         Warrant to              2.8
  951 S. Andrews Avenue                              Roofing        purchase Common
  Pompano Beach, FL 33069                                                Stock
Healthgate Data Corporation...................       On-line          Warrant to              3.0
  380 Pleasant Street, Ste. 230                     Publisher       purchase Common
  Malden, MA 02148                                                       Stock
Interactive Magic, Inc........................     Interactive        Warrant to              4.0
  P.O. Box 13491                                     Gaming         purchase Common
  RTP, NC 27709                                                          Stock
International Radiology Group, LLC............     Healthcare         Warrant to              3.0
  Two Turtle Creek Village,                         Services        purchase Common
  Ste. 300                                                               Stock
  3838 Oak Lawn Avenue
  Dallas, TX 75219
Men's Focus Health Centers, Inc...............     Healthcare         Warrant to             10.0
  One Perimeter Park South                          Services        purchase Common
  Suite 315 North                                                        Stock
  Birmingham, AL 35243
Mobile Information Systems Finance Company,         Logistics         Warrant to
  Inc.........................................                                                3.4
  1333 Bordeaux Drive                              Management       purchase Common
  Sunnyvale, CA 94089                                                    Stock
New Energy Associates, LLC....................      Software/         Warrant to              3.3
  400 Interstate North Parkway                     Consulting       purchase Common
  Suite 1400                                                             Stock
  Atlanta, GA 30339
OneCoast Network Corporation..................   Manufacturers'       Warrant to             12.3
  235 Peachtree Street, 21st Floor               Representative     purchase Common
  Atlanta, GA 30303                               Organization           Stock
P(2)Holdings Corporation......................  Business Services     Warrant to              2.9
  627 McCormick Street                                              purchase Common
  San Leandro, CA 94577                                                  Stock
Progressive System Technologies, Inc..........    Semiconductor       Warrant to              1.5
  11000 Mopac Expressway, Ste. 100                  Equipment       purchase Common
  Austin, TX 78759                                                       Stock

                                                                                         PERCENTAGE
                                                  NATURE OF ITS    TITLE OF SECURITIES   OWNED ON A
                                                    PRINCIPAL          HELD BY THE         DILUTED
NAME AND ADDRESS OF COMPANY                         BUSINESS             COMPANY          BASIS(1)
---------------------------                       -------------    -------------------   ----------
QuickSilver Group.............................       Systems          Warrant to              9.0
  10061 Bubb Road, Ste. A                          Consulting       purchase Common
  Cupertino, CA 95014                                                    Stock
RS Andrews Services, Inc......................    HVAC Services       Warrant to              1.0
  1800 Montreal Circle                                              purchase Common
  Tucker, GA 30084                                                       Stock
Superior Electronics Group, Inc...............        Cable           Warrant to              1.5
  6432 Parkland Drive                               Equipment       purchase Common
  Sarasota, FL 34243                                                     Stock
TRUE Software, Inc............................     Enterprise         Warrant to              2.9
  300 Fifth Avenue                                  Software        purchase Common
  Waltham, MA 02154                                                      Stock
Virtus Corporation............................    Visualization       Warrant to              1.5
  114 Macklin Drive, Ste. 100                       Software        purchase Common
  Cary, NC 27511                                                         Stock

---------------

(1) Percentages shown for warrants and common stock held by the Company represent the percentage of class of stock owned or to be owned upon exercise of the warrant based upon information regarding issued and outstanding securities made available to the Company by portfolio companies as of March 31, 1998. Diluted basis includes equity securities issuable upon the exercise or conversion of outstanding options, warrants, rights or convertible securities. Percentages owned were calculated by the Company on the basis of information provided by portfolio companies.
(2) Robert G. Shuler has agreed to serve as a member of the Board of Directors of General Roofing Industries, Inc.

GEOGRAPHIC DISTRIBUTION

     The table below sets forth, as of March 31, 1998, for the eight states in which the Company's borrowers maintain their principal place of business, the number of borrowers and the percentage of the Company's total loan principal balance at March 31, 1998 outstanding to borrowers located in such states.

                                                              % OF TOTAL DOLLAR AMOUNT      NUMBER
STATE                                                             OF LOAN BALANCES       OF BORROWERS
-----                                                         ------------------------   ------------
California..................................................            25.6%                  5
Georgia.....................................................            17.1                   4
North Carolina..............................................            14.5                   3
Massachusetts...............................................            13.7                   3
Texas.......................................................            10.2                   2
Florida.....................................................            10.2                   2
Oregon......................................................             5.1                   1
Washington..................................................             3.6                   1
                                                                       -----                  --
                                                                       100.0%                 21
                                                                       =====                  ==

PORTFOLIO TURNOVER

     From inception to December 31, 1996, the Company made six loans totaling approximately $17.0 million and experienced two repayments aggregating $6.0 million. During the year ended December 31, 1997, the Company made 15 loans totaling $40.1 million and experienced three repayments aggregating $7.0 million. During the quarter ended March 31, 1998, the Company made seven loans totaling $14.5 million and had no prepayments. Since the Company's borrowers have the right to prepay loans without penalty, the Company will not be able to control the timing of changes in its portfolio of investments. At March 31, 1998, the Company's portfolio of loans consisted of subordinated, secured loans with an approximate average remaining maturity of four years, with the earliest maturity of such loans being 2001, equity securities (including warrants) and short-term U.S. government securities. See "Risk Factors -- Impact of Timing of Loan Prepayments on Portfolio Composition and Interest Spread."

COMPETITION

     The Company's primary competitors include financial institutions, venture capital firms and nontraditional lenders that provide debt and/or equity financing to emerging, high growth companies. Many of these entities have greater financial and managerial resources than the Company. Currently, there are only a few investment companies or other entities making subordinated, secured debt investments under $5.0 million. The Company believes that it competes effectively with these competitors based on quality of service, flexibility, reputation, timely credit analysis and decision-making.

EMPLOYEES

     As of June 8, 1998, the Company had ten employees. The Company believes its relations with its employees are excellent.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES

     The Company's principal investment objective is to maximize total stockholder return through the realization of current interest and fee income on its loans and long-term appreciation in the value of its warrant portfolio. Except for the fundamental policies described below, the Company's investment objectives may be changed by a majority vote of its Board of Directors.

     In making loans and managing its portfolio, the Company will adhere to the following fundamental policies, which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding shares of Common Stock. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require that the Company dispose of portfolio securities or take other action to satisfy the percentage restriction.

     - The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company currently may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if, after giving effect to such acquisition, the value of its "Qualifying Assets" amounts to less than 70% of the value of its total assets. For a summary definition of "Qualifying Assets," see "Regulation." The Company believes that the securities that it has acquired and that it proposes to acquire, as well as temporary investments that it makes with its idle funds, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of, a right relating to securities that were Qualifying Assets.

     - The Company may borrow funds to the extent permitted by the 1940 Act. Currently, a BDC may borrow funds through the issuance of "Senior Securities" if, immediately after such issuance, the securities will have asset coverage of at least 200%. The Company has a $70 million revolving credit facility which is secured by all of the Company's assets. As of March 31, 1998, there was $35.6 million outstanding under the credit facility. For the risks associated with the use of leverage, see "Risk Factors -- Leverage."

     - The Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets consists of securities of companies in the same industry.

     - The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that subsequently must be registered under the Securities Act before they may be offered or sold to the public), (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) sell securities short, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (v) write or buy put or call options (except to the extent of warrants or conversion privileges obtained in connection with its loans, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances), (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations), or (vii) acquire the voting stock of, or invest in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     - The Company will offer to make available significant managerial assistance to its portfolio companies to the extent required by the 1940 Act.

INVESTMENT ADVISOR

     The Company has no investment advisor. The Company's loan portfolio is managed by its officers under the supervision of its Board of Directors.

                             PRINCIPAL STOCKHOLDERS

     Immediately prior to the Offering, there will be 7,000,000 shares of Common Stock outstanding and 13 record holders of the Company's Common Stock. The Company has no other class of securities outstanding. The following table sets forth certain ownership information as of June 8, 1998, as adjusted to reflect the sale of the Common Stock offered hereby, with respect to the beneficial ownership of the Common Stock for each person known to the Company to beneficially own more than 5% or more of the Common Stock and all directors and officers, as a group.

                                                       SHARES BENEFICIALLY    SHARES BENEFICIALLY
                                                              OWNED                  OWNED
                                                       PRIOR TO OFFERING(1)    AFTER OFFERING(1)
                                                       --------------------   --------------------
NAME AND PRINCIPAL POSITION(2)                          NUMBER      PERCENT    NUMBER      PERCENT
------------------------------                         ---------    -------   ---------    -------
Stiles A. Kellett, Jr.(3)............................  5,663,663     80.9%    5,663,663     53.9%
Robert G. Shuler(4)..................................    537,378      7.7       537,378      5.1
John E. Cunningham, IV(5)............................    515,281      7.4       515,281      4.9
All directors and officers as a group (12 persons)...  6,994,327     99.9     6,994,327     66.6

---------------

(1) Unless otherwise indicated, to the Company's knowledge, the named persons and group have sole voting and investment power over the shares of Common Stock indicated.
(2) Unless otherwise indicated, the address of each beneficial owner is 172 Second Avenue North, Suite 112, Nashville, Tennessee 37201.
(3) Includes 5,663,663 shares of Common Stock owned by Kellett Partners, L.P. Kellett Partners, L.P. is a Georgia limited partnership whose address is 200 Galleria Parkway, Suite 1800, Atlanta, Georgia 30339. Stiles A. Kellett, Jr. is the General Partner of Kellett Partners, L.P. Upon completion of the Offering, Mr. Kellett will be the beneficial owner of 53.9% of the outstanding shares of Common Stock of the Company. Therefore, Mr. Kellett will be able to control the election of directors of the Company and to determine the outcome of certain other corporate matters regardless of how other stockholders may vote.
(4) Includes 107,476 shares of Common Stock owned by Shuler Family Partners, L.P. Shuler Family Partners, L.P. is a Tennessee limited partnership whose address is 172 Second Avenue North, Suite 112, Nashville, Tennessee 37201. Robert G. Shuler and Kimberly H. Shuler are Co-General Partners of Shuler Family Partners, L.P., and Robert G. Shuler is the Managing General Partner of Shuler Family Partners, L.P.
(5) Includes 268,688 shares of Common Stock owned by Clear Fir Partners, L.P. Clear Fir Partners, L.P. is a Washington limited partnership whose address is 4303 54th Avenue NE, Seattle, Washington 98105. John E. Cunningham, IV is the General Partner of Clear Fir Partners, L.P.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The Company's current directors are as follows:

NAME                                          AGE              POSITION              CLASS
----                                          ---              --------              -----
Stiles A. Kellett, Jr.*(1)..................  54    Director, Chairman of the Board  III
Robert G. Shuler*...........................  34    Director, President and Chief    III
                                                      Executive Officer
Max E. Bobbitt(1)...........................  53    Director                         II
John E. Cunningham, IV*.....................  40    Director                         III
Thompson S. Dent(2).........................  48    Director                         I
Frank J. Lofaro.............................  43    Director                         I
Nicholas A. Merrick(2)......................  35    Director                         II

---------------

(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
  * Interested person under Section 2(a)(19) of the 1940 Act.

     Stiles A. Kellett, Jr. Mr. Kellett has served as Chairman of the Board of Directors of the Company since June 1998. Mr. Kellett served as a member of the Advisory Board of Petra Capital, LLC from its inception in April 1996 until June 1998. Since 1995, Mr. Kellett has served as Chairman and Chief Executive Officer of Kellett Investment Corporation, a diversified, privately held investment company that is engaged in a variety of businesses in several industries. Kellett Investment Corporation was an initial investor in the Company. Mr. Kellett also serves as a director of WorldCom, Inc., a global telecommunications company; Frederica Bank & Trust Company, a commercial bank; and Mariner Health Group, Inc., a long-term health care company. From 1978 to January 1996, Mr. Kellett served as Chairman of the Board of Directors of Convalescent Services, Inc., a long-term health care company that was sold to Mariner Health Group, Inc.

     Robert G. Shuler. Mr. Shuler has served as President, Chief Executive Officer and a director of the Company since June 1998. Mr. Shuler co-founded Petra Capital, LLC in April 1996 and served as Co-Managing Partner and a member of the Advisory Board of Petra Capital, LLC from April 1996 to May 1998. From 1993 to 1996, Mr. Shuler was a Vice President and a Principal at Sirrom Capital Corporation, a commercial finance company. From 1991 to 1993, Mr. Shuler served as an investment banker at Equitable Securities Corporation. From 1987 to 1989, Mr. Shuler was an investment banker at The Robinson-Humphrey Company, Inc. Mr. Shuler is a director of General Roofing Services, a Florida-based consolidator of commercial roofing services. Mr. Shuler earned an MBA from Duke University and a BS in Business Administration from Auburn University.

     Max E. Bobbitt. Mr. Bobbitt has served as a director of the Company since June 1998. Mr. Bobbitt has served as President and Chief Executive Officer and a director of Asian American Telecommunications Corporation (AAT) since January 1996 and of Metromedia China Corporation (MCC) since March 1, 1997. MCC acquired AAT on March 1, 1997. In January 1995, Mr. Bobbitt retired from ALLTEL Corporation, a New York Stock Exchange listed telecommunications and information services company. During his 24 year career with ALLTEL Corporation, Mr. Bobbitt served as a director and held various positions including President and Chief Operating Officer and Executive Vice President and Chief Financial Officer. He currently serves as a director of WorldCom, Inc.

     John E. Cunningham, IV. Mr. Cunningham has served as a director of the Company since June 1998. Mr. Cunningham served as the Chairman of the Advisory Board of Petra Capital, LLC from its inception in April 1996 until May 1998. Mr. Cunningham has served as the President of Kellett Investment Corporation since 1995. From February 1997 to December 1997, Mr. Cunningham was the interim Chief Executive Officer of Real Time Data. From 1992 to 1994, Mr. Cunningham was Chairman and Chief Executive Officer of RealCom Office Communications, a privately held telecommunications company that merged with MFS Communications.

     Thompson S. Dent. Mr. Dent has served as a director of the Company since June 1998. Since 1992, Mr. Dent has served as a director of PhyCor, Inc. ("PhyCor"), a Nashville-based physician practice management company. Mr. Dent was PhyCor's Executive Vice President, Corporate Services from its inception until 1997. Since 1997, Mr. Dent has served as an Executive Vice President of PhyCor and as its Chief Operating Officer. From 1986 to 1988, Mr. Dent served as Vice President of Development at EQUICOR. Prior to 1986, Mr. Dent served as Director of Merger and Acquisitions for the Hospital Corporation of America. Mr. Dent is also a director of Healthcare Realty Trust Incorporated, a publicly-traded real estate investment trust.

     Frank J. Lofaro. Mr. Lofaro has served as a director of the Company since June 1998. Since 1994, Mr. Lofaro has served as the Executive Director for Prison Fellowship International, a non-profit organization. From 1985 to 1992, Mr. Lofaro was sole owner and President of Kenstan Lock and Hardware Company, Inc., a showcase lock manufacturer. Prior to 1985, he was President of Tiffany Cafes, Inc., a New York-based restaurant chain.

     Nicholas A. Merrick. Mr. Merrick has served as a director of the Company since June 1998. Mr. Merrick served as a member of the Advisory Board of Petra Capital, LLC from its inception in April 1996 until May 1998. Since May 1998, Mr. Merrick has served as a director of EXCEL Communications ("EXCEL"), a publicly traded telecommunications company. In addition, Mr. Merrick has served as the Chief Financial Officer and an Executive Vice President of EXCEL since October 1997. From 1996 to 1997, Mr. Merrick was Chief Financial Officer of Telco Communications Group, which was merged into EXCEL in 1997. From 1985 to 1988 and from 1990 to 1996, Mr. Merrick was an investment banker at The Robinson-Humphrey Company, Inc.

     The Company's current officers are as follows:

NAME                                     AGE                  POSITION
----                                     ---                  --------
Robert G. Shuler.......................  34    Director, President and Chief Executive
                                                 Officer
Joseph D. O'Brien, III.................  33    Chief Financial Officer and Secretary
Michael W. Blackburn...................  34    Director of Investment -- Southeast
Ronald O. Pessner......................  29    Vice President
Robert A. Smith........................  26    Vice President

     Joseph D. O'Brien, III. Mr. O'Brien has served as Chief Financial Officer and Secretary of the Company since June 1998. From August 1996 to May 1998, Mr. O'Brien was a Vice President for The Goldman Sachs Trust Company and a Marketing Director for its Boston Global Advisors Division, which serves as a securities lending agent for institutional investors. From 1992 to 1996, Mr. O'Brien was a professional in the Equities Division at Goldman, Sachs & Co., most recently as a Vice President. From 1986 to 1990, Mr. O'Brien was an investment banker at The Robinson-Humphrey Company, Inc. Mr. O'Brien earned an MBA from Harvard University and a BS degree from the University of Virginia.

     Michael W. Blackburn.  Mr. Blackburn has served as Director of
Investments -- Southeast since May 1998 and is responsible for the marketing and loan origination efforts in the Southeastern United States. Prior to joining the Company, Mr. Blackburn served as a Venture Partner with Richland Ventures, a Nashville-based venture capital firm, from its inception in March 1996 through May 1998. From 1992 to 1996, Mr. Blackburn served as an Associate for Lawrence, Tyrrell, Ortale and Smith, a private equity firm. From 1991 until 1992, Mr. Blackburn was a commercial lending officer with SouthTrust Corporation. From 1986 until 1991, he served as a Vice President for First Tennessee Bank in its commercial lending division. Mr. Blackburn holds an MBA from the Owen Graduate School of Management at Vanderbilt University and a BA degree from Vanderbilt University.

     Robert A. Smith. Mr. Smith has served as a Principal and a Vice President of the Company since May 1998. Mr. Smith is responsible for initiating, screening and analyzing potential investments, performing due diligence and monitoring investments post closing. Mr. Smith served as an associate and a Vice President of Petra Capital Management, LLC from April 1996 to May 1998. From January 1996 to April 1996, Mr. Smith served as an Associate Portfolio Manager at Sirrom Capital Corporation. From 1994 to 1996, Mr. Smith worked as an investment banker for Equitable Securities Corporation. Mr. Smith holds a BS degree from the University of Virginia.

     Ronald O. Pessner. Mr. Pessner has served as a Vice President since May 1998. Mr. Pessner's responsibilities include initiating, screening and analyzing potential investments, performing due diligence and monitoring investments post closing. From 1992 to 1996, Mr. Pessner served as an investment banker at CS First Boston in New York and Singapore. Mr. Pessner earned an MBA from Harvard University and a BA degree from the University of Virginia.

BOARD OF DIRECTORS

     The Board of Directors consists of nine directors. Upon consummation of the Reorganization, the Board of Directors will be divided into three classes, with Class I directors to serve a one-year term that will expire at the annual meeting of the Company's stockholders in 1999, Class II directors to serve a two-year term to expire at the annual meeting of the Company's stockholders in 2000, and Class III directors to serve a three-year term to expire at the annual meeting of the Company's stockholders in 2001. At the expiration of the initial term of office of each class of directors, the nominees for election as directors in each class will be elected for a three-year term.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing and making recommendations regarding the Company's independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. The Compensation Committee approves compensation arrangements for officers and key employees of the Company, establishes general levels of compensation for all other employees of the Company and administers the Company's Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1997, all matters concerning officer compensation were addressed by the entire Advisory Board of Petra Capital, LLC, whose members were John E. Cunningham, IV, Stiles A. Kellett, Jr., Robert G. Shuler, John S. Stein, III and Nicholas A. Merrick. See "-- Certain Transactions" for a description of certain transactions between the Company and certain members of its Board of Directors.

DIRECTOR COMPENSATION

     Except for grants of stock options, directors of the Company generally do not receive compensation for services rendered as a director. The Company also does not pay compensation for committee participation. Following the Offering, each director will be reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. Directors who are not employees of the Company ("Non-Employee Directors") will be entitled to receive nondiscretionary awards of stock options under the Company's Stock Option Plan.

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1997, the compensation paid to the three officers of the Company who earned salary and bonus in excess of $60,000 during fiscal 1997. The Company does not have a pension plan or other retirement benefits. No options were granted to any officer or directors during fiscal 1997.

                                                               CAPACITY IN WHICH       AGGREGATE
NAME                                                        REMUNERATION RECEIVED(1)  REMUNERATION
----                                                        ------------------------  ------------
Robert G. Shuler..........................................  Co-Managing Partner         $254,683(2)
John S. Stein, III........................................  Co-Managing Partner          260,180(3)
Robert A. Smith...........................................  Vice President               100,000(4)

---------------

(1) All compensation was paid by Petra Capital Management, LLC.
(2) Represents (i) $143,333 in salary; (ii) $106,647 in distributions treated as compensation; and (iii) $4,883 in health benefit payments.
(3) Represents (i) $143,333 in salary; (ii) $106,767 in distributions treated as compensation; and (iii) $10,080 in health benefit payments.
(4) Represents $100,000 in salary and bonus.

STOCK OPTION PLAN

     In June 1998, the Company's Board of Directors adopted the Petra Capital, Inc.'s 1998 Incentive Stock Plan (the "Stock Option Plan"). The purpose of the Stock Option Plan is to further the interest of the Company by providing eligible employees with additional incentive to increase the value of the Company's Common Stock by granting such employees a stake in the future of the Company. A total of 1,853,000 shares of Common Stock have been reserved for issuance under the Stock Option Plan. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Stock Option Plan authorizes the Compensation Committee to grant, in its discretion, stock options and stock appreciation rights in tandem with stock options.

     Each stock option granted under the Stock Option Plan will entitled the holder thereof to purchase the number of shares of the Company's Common Stock specified in the grant at the purchase price stated therein. The terms and conditions of each stock option granted under the Company's Stock Option Plan will be determined by the Compensation Committee.

     Stock options granted under the Stock Option Plan may be either incentive stock options or nonqualified stock options. Stock options designated by the Compensation Committee as incentive stock options will comply with Section 422 of the Code. The purchase price for shares subject to stock options granted under the Stock Option Plan will not be less than 100% of the fair market value of the Common Stock of the Company at the time of grant. No incentive stock option may be granted to any employee of the Company who owns at the date of grant shares of stock representing in excess of 10% of the voting power of all classes of the Company's capital stock unless the exercise price for stock subject to such option is at least equal to 110% of the fair market value of the stock at the time of grant and the option term does not exceed five years.

     The Compensation Committee may grant stock appreciation rights only in tandem with stock options granted under the Stock Option Plan. Stock appreciation rights will entitle the holder to receive the excess of the fair market value of a share of Common Stock subject to a stock option over the option price for such share of stock. Payment for a stock appreciation right may be made in cash or stock, or a combination thereof, subject to certain limitations under the 1940 Act.

     Each employee who receives stock options or stock appreciation rights under the Stock Option Plan is required to enter into a noncompetition agreement with the Company. Among other things, each noncompetition agreement provides that, for two years after ceasing to be an employee of the Company, each such employee may not work for or have an interest in any business that competes directly with the Company in the

United States. In addition, during such period, each such employee must keep confidential any confidential, nonpublic information of the Company and all trade secrets of the Company.

     If the Board of Directors determines that there has been a contract or tender offer or other transaction or event which is likely to lead to a change in control of the Company, the Stock Option Plan gives the board the right to take such action with respect to outstanding stock options and stock appreciation rights as the board determines to be appropriate. Such actions may include causing all or any portion of the outstanding stock options and stock appreciation rights for all or any employees to whom such stock options and stock appreciation rights have been granted to become vested and exercisable upon the occurrence of events leading up to a change in control.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Company's Stock Option Plan provides for the granting to non-employee directors of non-qualified stock options to purchase 15,000 shares of Common Stock on the date each such director takes office. Option exercise prices are required to be the fair market value of the Company's Common Stock as determined by the Board of Directors at the date of grant. Options with respect to 7,500 shares are exercisable one year after the date of grant, and options with respect to the remaining 7,500 shares are exercisable two years after the date of grant. All options have a ten-year term.

EMPLOYMENT AGREEMENTS

     The Company has entered into Employment Agreements with Robert G. Shuler and Joseph D. O'Brien, III (the "Employment Agreements") pursuant to which they will be employed as Chief Executive Officer and Chief Financial Officer, respectively, for a period of three years. Unless the Company or the employee elects to terminate the Employment Agreement, the term of each Employment Agreement will be extended automatically for an additional one year term until the employee reaches 65. Each employee is entitled to a base salary, incentive bonus compensation in accordance with the Company's incentive bonus plan and other benefits as are made available to employees at his same level and to reimbursement of all business travel and other out-of-pocket expenses incurred in the performance of his services. Upon termination of his employment with the Company because of death or disability, by the Company without good cause, by the employee for good reason, or by the Company within one year following a change of control of the Company, each employee (or his estate) is entitled to one year's salary, incentive bonus compensation for the full fiscal year in which the termination occurs (but not less than the prior year's bonus compensation) and six months to exercise all stock options that are exercisable on the termination date or that would have been exercisable at any time within a period of 24 to 36 months after the termination date. Upon termination of his employment for good cause, the employee will not be entitled to any severance compensation or any other severance benefits. Each Employment Agreement includes a three-year noncompetition covenant, a three-year covenant of the employee not to solicit employees of the Company, and a three-year covenant of the employee not to solicit customers of the Company and includes an agreement of the employee to keep confidential all confidential, non-public information of the Company and all trade secrets of the Company.

CERTAIN TRANSACTIONS

     In contemplation of this Offering, Petra Capital, LLC and Petra Capital Management, LLC have completed or will complete at the closing of this Offering certain transactions described below which are referred to herein as the "Reorganization."

     Petra Capital, LLC was organized in April 1996 as a Georgia limited liability company. The sole manager of Petra Capital, LLC was Petra Capital Management, LLC, also a Georgia limited liability company. The initial members of Petra Capital Management, LLC were Robert G. Shuler and John S. Stein III. In December 1997, John S. Stein, III conveyed a portion of his interest in Petra Capital Management, LLC to Stein Family Partners, L.P., and in January 1998, Robert G. Shuler conveyed a portion of his interest in Petra Capital Management, LLC to Shuler Family Partners, L.P. In January 1998, Petra Capital Management, LLC admitted Robert A. Smith, an employee, as a member with a 5.9% ownership interest.

     In September 1997, SunAmerica Life Insurance Company ("SunAmerica") acquired options to acquire newly issued units in Petra Capital, LLC representing approximately 10.0% of Petra Capital, LLC in connection with providing a revolving credit facility and subordinated note to the Company. In June 1998, Kellett Partners, L.P., a family partnership controlled by Stiles A. Kellett, Jr., Chairman of the Board of Directors of the Company, exercised a right to acquire such options from SunAmerica pursuant to a pre-existing agreement for total consideration of $4.3 million in cash. In June 1998, Kellett Partners, L.P. exercised these options.

     In June 1998, Petra Capital Management, LLC was merged with and into Petra Capital, LLC. Pursuant to this merger, Petra Capital, LLC was recapitalized so that after the merger it had only one class of equity membership interest represented by 7,000,000 outstanding units. As part of this merger, Petra Capital, LLC's obligation to pay a management fee to Petra Capital Management, LLC terminated, and Petra Capital, LLC obtained all of the assets of Petra Capital Management, LLC, including its furniture, fixtures and equipment, as well as its intangible assets.

     In June 1998, John S. Stein, III and the Stein Family Partnership, L.P. sold 432,331 units in Petra Capital, LLC to Kellett Partners, L.P., John E. Cunningham, IV, Joseph D. O'Brien, III, Michael W. Blackburn, Max E. Bobbitt, Nicholas A. Merrick, Thompson S. Dent, Robert A. Smith and Charles B. West for a total of $5.8 million in cash and notes. Concurrently with such sale, the remainder of the membership interests of John S. Stein, III and the Stein Family Partnership, L.P. in Petra Capital Management, LLC were retired in settlement of his obligations under an agreement with Petra Capital Management, LLC.

     In addition, in June 1998, Petra Capital, LLC granted to Joseph D. O'Brien, III an option to acquire 303,947 additional units in Petra Capital, LLC and granted to Michael W. Blackburn an option to acquire 165,789 additional units in Petra Capital, LLC at an exercise price of $16.15 per unit.

     Simultaneously with the closing of this Offering, each member of Petra Capital, LLC will contribute all units in Petra Capital, LLC that such member owns to Petra Capital, Inc. (which previously was wholly-owned by Petra Capital, LLC) in exchange for a like number of shares of Common Stock in the Company. In addition, the options of Joseph D. O'Brien, III and Michael W. Blackburn to acquire units in Petra Capital, LLC will be converted to options to acquire the same number of shares of Common Stock of the Company at the same exercise price under the Stock Option Plan. Immediately thereafter, Petra Capital, LLC will be liquidated into the Company.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Common Stock will be determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares of Common Stock outstanding on a fully diluted basis at the date as of which the determination is made.

     Loans, warrants and equity interests are stated at fair value as determined by the Company's Board of Directors. The fair value of loans normally corresponds to cost unless adverse factors lead to a determination of fair value at a lower amount. Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by unrelated new investors, changes in cash flow from operations, the market value of comparable publicly traded companies and other pertinent factors. This analysis is also applied allocating cost basis between loans and warrants at origination. Equity interests and warrants of public companies are valued at the bid quotation less a discount depending on certain liquidity and other issues.

     Substantially all of the Company's assets consist of securities carried at fair values determined by its Board of Directors. The Company's independent public accountants review and express an opinion on the reasonableness of the procedures used by the Board of Directors in determining the valuation of investments, the adequacy of the procedures applied by the directors in valuing such securities and the appropriateness of the underlying documentation. However, determination of fair values involves subjective judgments not susceptible to substantiation by auditing procedures. See "Risk Factors." Accordingly, under current standards, the accountants' opinion on the financial statements of Petra Capital, LLC included elsewhere in this Prospectus refers to the uncertainty with respect to the possible effect on the financial statements of such valuations.

                          DESCRIPTION OF CAPITAL STOCK

     The Company's authorized capital stock consists of 50,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"). Immediately prior to the Offering, there will be 7,000,000 shares of Common Stock outstanding. No shares of Preferred Stock are outstanding. After giving effect to the sale of the shares in this Offering, there will be 10,500,000 shares of Common Stock outstanding (11,025,000 shares if the over-allotment option is exercised in full).

COMMON STOCK

     The holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders and are not entitled to cumulative voting in the election of directors, which means that the holders of a majority of the shares voting for the election of director can elect all of the directors then standing for election by the holders of Common Stock. The holders of Common Stock are entitled to share ratably in such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available therefor. The holders of Common Stock are entitled to share ratably in any assets remaining after satisfaction of all prior claims upon liquidation of the Company. The Company Certificate gives holders of Common Stock no preemptive or other subscription or conversion rights, and there are no redemption provisions with respect to such shares. All outstanding shares of Common Stock are, and the shares offered hereby will be, when issued and paid for, fully paid and nonassessable.

PREFERRED STOCK

     The Board of Directors is authorized to issue shares of Preferred Stock at any time and from time to time, in one or more series, and to fix or alter the designations, preferences and relative participating, optional or other special rights qualifications, limitations or restrictions of such shares of Preferred Stock, including without limitation of the generality of the foregoing, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred shares and the number of shares constituting any of such series and the designation thereof, or any of them and to increase or decrease the number of shares of a series.

ANTI-TAKEOVER MATTERS, LIMITED LIABILITY AND INDEMNIFICATION PROVISIONS

     Certain provisions of the Company Certificate, the Company Bylaws and the Stock Option Plan described below may have an anti-takeover effect and may discourage takeover attempts not first approved by the Company's Board of Directors. These provisions also could delay or frustrate the removal of incumbent directors or the assumption of control by the Company's stockholders, even if such removal or assumption would be beneficial to the Company's stockholders. Additionally, these provisions could discourage or make more difficult a merger, tender offer or proxy contest, even if such events might be favorable to the Company's stockholders. The market price of the Company's Common Stock could also potentially be depressed due to these provisions. The Company's Board of Directors believes that these provisions are an appropriate way to protect the interests of the Company and its stockholders, and the Board of Directors has no present plans to adopt any other measures or provisions that may potentially deter possible takeovers.

     Classification of Directors. The Company Certificate provides for the classification of the Company's Board of Directors into three classes, each class to consist, as nearly as possible, of one-third of the number of directors constituting the entire Board of Directors, as determined in the Company Bylaws. These provisions of the Company Certificate are intended to ensure continuity of Board membership and impede the ability of a third party to make sudden changes in the Company's Board of Directors through a proxy contest or the acquisition of a substantial stock interest.

     Removal of Directors. The Company Certificate provides that directors can be removed from the position only for cause. "Cause" means a director's participation in any transaction in which his or her financial interest conflicts with those of the Company or its stockholders; any act or omission not in good faith or involving intentional misconduct or violation of law; or the participation by a director in any transaction from which he or she derived improper personal benefit. The purpose of this provision is to impose a more stringent standard generally for the removal of directors and also to prevent a majority stockholder from circumventing the classified board structure by simply voting to remove directors without cause.

     Supermajority Voting. The Company Certificate requires the approval of the holders of at least 66 2/3% of the Company's combined voting power to effect certain amendments to the Company Certificate, including the provisions of the Company Certificate relating to the classified board and removal of directors. The Company Bylaws may be amended by either (a) a majority of the Board of Directors or (b) the holders of at least 66 2/3% of the Company's combined voting power. The requirement for an increased stockholder vote to amend these provisions is intended to prevent a stockholder who controls a majority of the voting shares (or possibly less than a majority) from avoiding the requirements of the classified board and removal of directors provisions discussed above by simply repealing such provisions.

     Authorized But Unissued Capital Stock. The Company's authorized capital stock consists of 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. No Preferred Stock will be designated upon consummation of this Offering. The authorized but unissued (and in the case of Preferred Stock, undesignated) stock may be issued by the Board of Directors in one or more transactions. In this regard, the Company Certificate grants the Board of Directors broad authority to establish the rights and preferences of authorized and unissued Preferred Stock. The issuance of shares of Preferred Stock pursuant to the authority of the Board of Directors described above could decrease the amount of earnings and assets available for distribution to holders of Common Stock and adversely effect the rights and powers, including voting rights, of such holders and may have the effect of delaying, deferring or preventing a change in control of the Company. The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of Preferred Stock, unless otherwise required by law.

     Special Meetings of Stockholders. The Company Certificate and the Company Bylaws provide that special meetings of stockholders of the Company may only be called by Board of Directors or by the Chairman of the Board of Directors. These provisions prevent a stockholder from directly calling a special meeting of stockholders and require that such stockholders request that the Company call such a meeting.

     No Stockholder Action by Written Consent. The Company Certificate and the Company Bylaws provide that an action required or permitted to be taken at any annual or special meeting of the stockholders of the Company may only be taken at a duly called annual or special meeting of stockholders. This provision prevents stockholders from initiating or effecting any action by written consent, and thereby take actions opposed by the Board of Directors without a meeting of the stockholders to consider such actions.

     Notice Procedures. The Company Certificate and the Company Bylaws establish advance notice procedures with regard to all stockholder proposals to be brought before meetings of stockholders of the Company, including nominations for director. These procedures provide that notice of such stockholder proposals must be timely given in writing to the Secretary of the Company prior to the meeting. Generally, to be timely, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the meeting. The notice must contain certain information specified in the Company Bylaws.

     Limitation of Director Liability. The Company Certificate and the Company Bylaws limit the liability of directors of the Company (in their capacity as directors but not in their capacity of officers) to the Company or its stockholders to the fullest extent permitted by Delaware law. Specifically, directors of the Company will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper financial benefit.

     Indemnification Arrangements. The Company Bylaws provide that the directors and officers of the Company will be indemnified and provide for the advancement to them of expenses in connection with actual or threatened procedures and claims arising out of their acts or omissions as officers or directors of the Company, to the fullest extent permitted by the DGCL. Prior to consummation of this Offering, the Company will enter into an indemnification agreement which each of its directors and officers that will provide them with rights to indemnification and expense advancement to the fullest extent permitted under the DGCL.

     Stock Option Plan. See "Management -- Stock Option Plan" for a discussion of certain provisions of the Company's Stock Option Plan which may have the effect of discouraging, delaying or preventing a change in control of the Company or unsolicited acquisition proposals.

     Section 203 of Delaware General Corporation Law. Section 203 of the DGCL contains a business combination statute which is generally designed to deter hostile takeovers by protecting minority stockholders in the second stage of a "freeze-out merger." Freeze-out mergers occur when controlling stockholders prevent minority stockholders from receiving any direct or indirect financial return from the corporation to persuade the minority stockholders to liquidate their investment in the corporation on terms favorable to the controlling stockholders. The Delaware business combination statute generally regulates transactions between a corporation and an "interested stockholder." Under the DGCL, an "interested stockholder" is any person who beneficially owns at least 15% of the outstanding voting power of any class or series of a corporation's stock or an affiliate or associate of the corporation that owned at least 15% of the voting power of any class or series of a corporation's stock within the past three years. During the three-year period after a person becomes an interested stockholder, the DGCL generally prohibits certain "business combinations" between the corporation and the interested stockholder, including a merger, consolidation, asset transfer or any transaction that results in the transfer or issuance of shares to the interested stockholder; however, such transactions are permitted if (i) the corporation's board of directors pre-approved the transaction or business combination by which the person became an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation, excluding from the shares outstanding those shares held by persons who are both directors and officers and the shares subject to certain types of employee stock plans or
(iii) the proposed business combination with the interested stockholder is approved by the corporation's board of directors and two-thirds of the outstanding voting stock not owned by the interested stockholder.

                                   TAX STATUS

INTRODUCTORY NOTES

     The following is a summary of federal income tax consequences that may be relevant to a prospective holder of Common Stock in the Company. This discussion is not exhaustive of all possible tax considerations and does not give a detailed description of any state, local, or foreign tax considerations. It also does not discuss all of the aspects of federal income taxation that may be relevant to a prospective holder of Common Stock in light of his or her particular circumstances or to certain types of holders (including insurance companies, tax-exempt entities, financial institutions or broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) who are subject to special treatment under the federal income tax laws.

     The statements in this discussion are based on current provisions of the Code, existing, temporary, and currently proposed Treasury Regulations promulgated under the Code, the legislative history of the Code, existing administrative rulings and practices of the IRS, and judicial decisions. There can be no assurance that future legislative, judicial or administrative actions or decisions will not affect the tax treatment of the Company or its stockholders, possibly with retroactive effect.

     EACH PROSPECTIVE PURCHASER IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE PURCHASE, OWNERSHIP AND SALE OF SECURITIES IN AN ENTITY ELECTING TO BE TAXED AS A REGULATED INVESTMENT COMPANY, INCLUDING THE FEDERAL, STATE,

LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF SUCH PURCHASE, OWNERSHIP, SALE, AND ELECTION AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

TAXATION OF THE COMPANY AS A RIC

     The Company will make an election to be taxed as a RIC under Subchapter M of the Code commencing with its first taxable year ending on December 31, 1998. If the Company qualifies as a RIC, it generally will not be subject to federal corporate income tax on its net income that is distributed currently to its stockholders. That treatment substantially eliminates the "double taxation" (i.e., taxation at both the corporate and stockholder levels) that generally is imposed on income earned by a corporation.

     The Company's qualification and taxation as a RIC will depend upon the Company's continuing to meet, through actual annual operating results and distribution levels, the various qualification tests imposed under the Code discussed below. The Company intends to operate in such as manner as to satisfy these tests, but no assurance can be given that the Company will satisfy such tests on a continuing basis. See "Failure to Qualify" below.

     As noted above, as long as the Company qualifies for taxation as a RIC, it generally will not be subject to federal corporate income tax on its net income that is distributed currently to its stockholders. However, the Company will be subject to tax in the following circumstances. First, the Company will be subject to federal corporate income tax on any undistributed "investment company taxable income" and on any undistributed net capital gain. Second, if the Company constitutes a "personal holding company" under Section 542 of the Code, the Company will be subject to a personal holding company tax equal to 39.6% of its "undistributed personal holding company income." For this purpose, "undistributed personal holding company income" does not include any net capital gain. Third, if the Company fails to distribute at least the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98% of its "capital gain net income" for each one-year period ending on October 31 (or December 31, if the Company so elects) and (iii) any undistributed taxable income from prior periods, it will be subject to a nondeductible 4% excise tax on the excess of such required distribution over the amounts actually distributed. Fourth, under certain circumstances, the Company may be subject to the "alternative minimum tax" on items of tax preference, if any. Finally, if the Company acquires any asset from a C corporation (i.e., a corporation generally subject to full corporate-level tax) in a transaction in which the basis of the asset in the Company's hands is determined by reference to the basis of the asset (or any other property) in the hands of the C corporation, and the Company recognizes gain on the disposition of such asset during the ten-year period beginning on the date on which such asset was acquired by the Company, then, to the extent of such property's "built-in" gain (the excess of the fair market value of such property at the time of acquisition by the Company over the adjusted basis of such property at such time), such gain will be subject to tax at the highest corporate rate applicable (as provided in retroactive IRS regulations that were announced in IRS Notice 88-19 but which have not yet been promulgated), provided an election is made by the Company to apply the principles of Section 1374 of the Code to such gain. The Company will not acquire any carry-over basis assets from a C corporation in the Reorganization, nor does it expect to acquire any such assets in the future.

REQUIREMENTS FOR QUALIFICATION

     Section 851 of the Code defines a RIC as a domestic corporation which, at all times during the taxable year, (i) is registered under the 1940 Act as a management company or unit investment trust, or (ii) has in effect an election under the 1940 Act to be treated as a BDC. In addition, a corporation will not be treated as a RIC under the Code unless (i) it files with its federal income tax return an election to be a RIC (or has made such election for a previous taxable year which has not been revoked or terminated) and (ii) satisfies the 90% gross income test, asset diversification tests and distribution requirements that are described below.

     The Company is a domestic corporation that has elected under the 1940 Act to be treated as a BDC, and the Company will file an election to be taxed as a RIC with its federal income tax return for its taxable year ending on December 31, 1998. Accordingly, the Company will qualify as a RIC if it satisfies the 90% gross income test, asset diversification tests and distribution requirements that are described below.

     90% Gross Income Test. To qualify as a RIC, at least 90% of the Company's gross income for each taxable year must consist of specific categories of investment-type income, including dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Historically, Petra Capital, LLC has charged each prospective borrower a loan processing fee that generally is payable when Petra Capital, LLC and the prospective borrower agree on a term sheet. It is unclear whether these loan processing fees will constitute qualifying income for purposes of the 90% gross income test described above. In a revenue ruling published in 1968, the IRS concluded that separately stated loan processing fees charged by a RIC to small businesses in connection with the negotiation, preparation and consummation of loan agreements did not constitute "interest" for purposes of the 90% gross income test. In 1986, however, Congress expanded the 90% gross income test to treat as qualifying income "other income" derived by a RIC with respect to its business of investing in securities. The Company believes that the processing fees should be treated as "other income" derived with respect to its business of investing in securities and has submitted a request to the IRS for a ruling to that effect. There can be no assurance that the Company will be successful in obtaining such a ruling.

     If these loan processing fees are determined not to constitute qualifying income, the Company will have difficulty satisfying the 90% gross income test. Therefore, if the IRS does not rule that the Company's processing fees are qualifying income, the Company will modify the manner in which it is compensated by borrowers so that it will continue to satisfy the 90% gross income test. Such changes could include deferral of loan processing fees or other changes in the Company's fee recognition process. Any such action by the Company would have an adverse impact on the Company's operating income. No relief provisions apply in the case of a failure to satisfy the 90% gross income test in a particular taxable year. Thus, if the Company does not satisfy the 90% gross income test for a taxable year, it will be disqualified as a RIC. See "Failure to Qualify" below.

     Asset Diversification Tests. At the close of each quarter of its taxable year, the Company also must satisfy several tests relating to the nature of its assets. First, at least 50% of the value of the Company's total assets must be represented by (i) cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and (ii) other securities. Of the "other securities" described in clause (ii) of the preceding sentence, the value of any one issuer's securities owned by the Company will not exceed 5% of the value of the Company's total assets, and the Company may not own more than 10% of any one issuer's outstanding voting securities. Some of the assets that the Company will own, including assets acquired from Petra Capital, LLC, will not be qualifying assets for purposes of the 50% asset diversification test. For example, the securities of a single issuer (including loans, warrants and other securities) that the Company owns may exceed 5% of the value of the Company's total assets. In addition, the 10% voting securities test may prevent the Company from fully exercising certain warrants to acquire common stock of an issuer, which could economically disadvantage the Company. The Company intends to monitor its investments carefully to ensure that it complies with the 50% asset diversification test at the end of each calendar quarter and may need to hold relatively low yielding cash items in order to comply.

     Second, not more than 25% of the value of the Company's total assets may be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Company "controls" and which are engaged in the same, similar, or related trades or businesses. For this purpose, the Company will be considered to "control" any corporation in which it owns 20% or more of the total combined voting power of all classes of the corporation's stock entitled to vote. Solely with respect to the 25% asset diversification test, the investments of a subsidiary of the Company will be deemed to be owned by the Company in proportion to the ratio of the value of the subsidiary's stock to the value of all investments of the Company, provided that the subsidiary and the Company are members of the same "controlled group." For this purpose, a "controlled group" is defined as one or more chains of corporations connected through stock ownership with the Company if (i) 20% or more of the total combined voting power of all classes of stock entitled to vote of each of the corporations (except the Company) is owned directly by one or more of the other corporations and (ii) the Company owns directly

20% or more of the total combined voting power of all classes of stock entitled to vote of at least one of the other corporations. The Company will monitor its investments in order to satisfy these requirements.

     If the Company should fail to satisfy the asset diversification tests at the end of a calendar quarter, such a failure would not cause it to lose its RIC status if (i) it satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of the Company's assets and the asset test requirements arose from changes in the market values of its assets and was not wholly or partly caused by the acquisition of any non-qualifying assets. If the condition described in clause (ii) of the preceding sentence were not satisfied, the Company still could avoid disqualification as a RIC by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

     Distribution Requirements. To qualify as a RIC, the Company must distribute with respect to each taxable year dividends (other than capital gain dividends) to its stockholders in an aggregate amount at least equal to 90% of its "investment company taxable income." The Company's "investment company taxable income" includes both net ordinary investment income and net realized short-term capital gains but does not include any net realized long-term capital gains. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its federal income tax return for such year and if paid on or before the first regular dividend payment date after such declaration.

     To the extent that the Company does not distribute all of its "investment company taxable income" and net capital gains, it will be subject to federal corporate income tax on such undistributed income and net capital gain. Furthermore, if the Company fails to distribute during each calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January immediately following such year) at least the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98% of its "capital gain net income" for each one-year period ending on October 31 (or December 31, if the Company so elects) and (iii) any undistributed taxable income from prior periods, it will be subject to a nondeductible 4% excise tax on the excess of such required distribution over the amounts actually distributed.

     The Company intends to make timely distributions sufficient to maintain its qualification as a RIC and, in addition, to distribute amounts necessary to avoid the imposition of the 4% excise tax. The Company also currently intends to distribute net realized long-term capital gains on an annual basis. It is possible, however, that the Company from time to time may not have sufficient cash or other liquid assets to meet the distribution requirements or to avoid the excise tax. This could occur, for example, due to timing differences between the actual receipt of income (or actual payment of expenses) and the inclusion of such income (or deduction of such expenses) in computing the Company's taxable income. It could also occur if the Company expended substantial amounts for nondeductible items such as repayments of amounts borrowed. In such a case, the Company may need to quickly dispose of certain investments in order to prevent the loss of its RIC status. Alternatively, if permitted under the 1940 Act, the Company may arrange for short-term, or possibly long-term, borrowing to permit the required distributions. However, the asset coverage ratio requirements set forth in the 1940 Act could prevent the Company from borrowing sufficient amounts to satisfy the distribution requirements necessary to maintain RIC status, in which case the Company would be disqualified as a RIC. See "Risk Factors -- Possible Loss of RIC Status" and "Regulation."

     Under certain circumstances, the Company may be able to rectify a failure to meet the distribution requirements for a year by paying "deficiency dividends" to its stockholders in a later year, which may be included in its deduction for dividends paid for the earlier year. Although the Company may be able to avoid being taxed on amounts distributed as deficiency dividends, it will be required to pay the IRS interest, and possibly penalties, based upon the amount of any deduction taken for deficiency dividends.

     Recordkeeping Requirements. Pursuant to applicable Treasury Regulations, the Company must maintain certain records and request on an annual basis certain information from its stockholders designed to disclose the actual ownership of its outstanding stock. The Company intends to comply with these requirements.

FAILURE TO QUALIFY

     If the Company fails to qualify for taxation as a RIC in any taxable year, it will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, which would substantially reduce the cash available for distribution to stockholders. Distributions to stockholders in any year in which the Company fails to qualify as a RIC will not be deductible for federal income tax purposes. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders (even if attributable to net long-term capital gains of the Company) will be taxable as ordinary income.

OTHER TAX CONSEQUENCES

     Tax Consequences of Disposition of Assets Acquired from Petra Capital,
LLC. Simultaneously with the consummation of the initial public offering of the Common Stock, the members of Petra Capital, LLC will contribute their membership interests to the Company in a tax-free exchange under Section 351 of the Code. Immediately thereafter, Petra Capital, LLC will liquidate, distributing its assets and liabilities to the Company. The Company's aggregate income tax basis in the assets acquired from Petra Capital, LLC will be equal to the aggregate basis of the members of Petra Capital, LLC in their membership interests. The Company believes that the fair market value of the Company's portfolio of securities exceeds its adjusted basis in those securities. Thus, if the Company disposes of any assets acquired from Petra Capital, LLC in a taxable transaction, the gain that the Company will recognize generally will be greater than it would have been had the Company acquired the assets of Petra Capital, LLC in a taxable transaction.

     Tax Consequences to Stockholders of Purchasing Common Stock Prior to a Distribution. Stockholders should consider carefully the tax implications of buying shares of Common Stock shortly before the record date for a distribution. To the extent that the stockholder's purchase price for the shares includes the amount of the forthcoming distribution, the stockholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against his or her tax basis in the shares. See below under the headings " -- Taxation of U.S. Stockholders" and "-- Taxation of Non-U.S. Stockholders" for a discussion of how stockholders are taxed on distributions from the Company.

     Tax Consequences if the Company Is a Personal Holding Company. It is possible that the Company may be classified as a "personal holding company" within the meaning of Section 542 of the Code, in which case the Company may be subject to additional taxes. First, a RIC that is also a personal holding company is subject to tax at the maximum corporate income tax rate on its undistributed "investment company taxable income." By contrast, the undistributed "investment company taxable income" of a RIC that is not a personal holding company is subject to corporate income tax at regular, graduated rates. Second, all personal holding companies are subject to a "personal holding company tax" equal to 39.6% of their "undistributed personal holding company income." "Undistributed personal holding company income" is defined as the taxable income of a personal holding company, reduced by (among other things) the company's net capital gain and the dividends paid deduction. Thus, even if the Company is a personal holding company, it will not be subject to the personal holding company tax on its net capital gain, nor will it be subject to such tax on any ordinary income that is distributed to the Company's stockholders. It is not anticipated that the amount of these taxes, if they apply to the Company, will be material.

     Foreign, State and Local Taxes. The Company may be subject to foreign, state or local taxation in various jurisdictions, including those in which it transacts business. The foreign, state and local tax treatment of the Company (and its stockholders) may not conform to the federal income tax consequences discussed herein. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of foreign, state and local tax laws on an investment in the Common Stock.

TAXATION OF U.S. STOCKHOLDERS

     As used herein, the term "U.S. Stockholder" means a holder of the Company's Common Stock that, for United States federal income tax purposes, is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust, and (B) one or more United States persons have the authority to control all substantial decisions of the trust. The term "U.S. Stockholder" also includes any stockholder whose income and gain with respect to the Common Stock is treated as effectively connected with the conduct of a United States trade or business.

     As long as the Company qualifies as a RIC, distributions made to U.S. Stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or deemed distributions of retained capital gains) will be taken into account by such U.S. Stockholders as dividends, which are taxable at ordinary income rates. Corporate U.S. Stockholders generally will be entitled to take the dividends received deduction only with respect to the portion of the ordinary income dividends designated by the Company as qualifying for the dividends received deduction. The Company may make such a designation to the extent that the aggregate dividends it receives would have been eligible for the dividends received deduction if the Company were eligible to take such a deduction. Even if the Company designates an ordinary income dividend as qualifying for the dividends received deduction, corporate U.S. Stockholders still must satisfy all applicable requirements for the dividends received deduction at the stockholder level.

     Distributions in excess of the Company's current and accumulated earnings and profits will not be taxable to a U.S. Stockholder to the extent that they do not exceed the adjusted basis of the U.S. Stockholder's shares of Common Stock, but will reduce the adjusted basis of such shares. To the extent that such distributions in excess of current and accumulated earnings and profits exceed the adjusted basis of a U.S. Stockholder's shares of Common Stock, such distributions will be included in income as capital gain, assuming that such shares are capital assets in the hands of the U.S. Stockholder. The tax rate to which such capital gain will be subject will depend on the U.S. Stockholder's holding period for his or her shares. See "Capital Gains Rates" below. In addition, any distribution declared by the Company in October, November or December of any year and payable to a U.S. Stockholder of record on a specified date in any such month shall be treated as both paid by the Company and received by the U.S. Stockholder on December 31 of such year, provided that the distribution is actually paid by the Company during January of the following year.

     The Company may designate distributions to stockholders as capital gain dividends to the extent such distributions do not exceed the Company's actual net capital gain for the taxable year. The amount of capital gain dividends which may be designated by the Company with respect to a taxable year is computed without regard to any net capital loss or net long-term capital loss attributable to transactions after October 31 of such year, and any such net capital loss or net long-term capital loss is treated as arising on the first day of the next taxable year. Capital gain dividends will be taxed to the Company's U.S. Stockholders as a long-term capital gain without regard to the period for which the U.S. Stockholder has held his or her Common Stock. The tax rate applicable to capital gain dividends received by U.S. Stockholders is described under "Capital Gains Rates" below. Corporate U.S. Stockholders will not be entitled to take the dividends received deduction with respect to capital gain dividends.

     A stockholder who acquires additional Common Stock with automatically reinvested distributions pursuant to the Company's DRIP Plan will not be relieved of any federal income tax which may be payable on such distributions. Further information regarding the federal income tax consequences of participating in the Company's DRIP Plan will be included in a separate prospectus accompanying the DRIP Plan.

     Although the Company anticipates that it will distribute capital gain dividends as a matter of general practice, the Code permits the Company to elect to treat all or part of its undistributed net capital gain as if it had been distributed to the Company's stockholders (including for purposes of the 4% excise tax on certain undistributed income). If the Company were to make this election, each stockholder would be required to include in his or her income as long-term capital gain his or her proportionate share of the Company's undistributed net capital gain as designated by the Company. Each such stockholder would be deemed to have paid his or her proportionate share of the income tax imposed on the Company with respect to such undistributed net capital gain, and this amount would be credited to the stockholder in determining the stockholder's federal income tax liability (which may entitle the stockholder to a refund if the credit exceeds the stockholder's tax liability). In addition, the tax basis of the stockholder's stock would be increased by his or her proportionate share of undistributed net capital gain included in his or her income less his or her proportionate share of the income tax imposed on the Company with respect to such gain. The tax rate applicable to U.S. Stockholders who receive deemed distributions of retained capital gains is described under "Capital Gains Rates" below.

     U.S. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of the Company. Instead, such losses would be carried over by the Company for potential offset against its future income (subject to certain limitations). Taxable distributions from the Company and gain from the disposition of the Common Stock will not be treated as passive activity income and, therefore, U.S. Stockholders generally will not be able to apply any "passive activity losses" (such as losses from certain types of limited partnerships in which a stockholder is a limited partner) against such income. In addition, taxable distributions from the Company generally will be treated as investment income for purposes of the investment interest limitations. Capital gains from the disposition of the Common Stock (or distributions treated as such), however, will be treated as investment income only if the U.S. Stockholder so elects, in which case such capital gains will be taxed at ordinary income rates.

TAXATION OF U.S. STOCKHOLDERS ON THE DISPOSITION OF THE COMMON STOCK

     In general, any gain or loss realized upon a taxable disposition of the Common Stock by a U.S. Stockholder who is not a dealer in securities will be treated as a capital gain or loss. Lower marginal tax rates for individuals may apply in the case of capital gains, depending on the holding period for the shares of Common Stock that are sold. See "Capital Gains Rates" below. However, any loss upon a sale or exchange by a U.S. Stockholder who has held such shares for six months or less (after applying certain holding period rules), will be treated as a long-term capital loss to the extent of distributions from the Company required to be treated by such U.S. Stockholder as long-term capital gain. All or a portion of any loss realized upon a taxable disposition of the Common Stock may be disallowed if other Company shares are purchased within 30 days before or after the disposition. In addition, capital losses not offset by capital gains may be deducted from an individual's ordinary income only up to a maximum of $3,000 per year. Unused capital losses may be carried forward by individuals. A corporate taxpayer may deduct capital losses only to the extent of capital gains, but may carry unused capital losses back three years and forward five years.

CAPITAL GAINS RATES

     For taxpayers other than corporations, the difference between the tax rates applicable to capital gain and ordinary income may be significant. The highest marginal income tax rate applicable to ordinary income recognized by a non-corporate taxpayer is 39.6%. Any net capital gain recognized by a non-corporate taxpayer generally will be taxed at a maximum rate of 20% with respect to capital gain attributable to the sale or exchange of assets held for more than 18 months, and generally will be taxed at a maximum rate of 28% with respect to capital gain attributable to the sale or exchange of assets held for more than one year but not more than 18 months. Gain attributable to the sale or exchange of capital assets held for one year or less is short-term capital gain, which is taxable as ordinary income. With respect to distributions designated by a RIC as capital gain dividends (including deemed distributions of retained capital gains), the RIC also may designate (subject to certain limits) whether the dividend is taxable to stockholders as a 20% rate gain distribution or a 28% rate gain distribution.

INFORMATION REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     The Company will report to its U.S. Stockholders and to the IRS the amount of distributions paid during each calendar year, and the amount of tax withheld, if any. Under the backup withholding rules, a U.S. Stockholder may be subject to backup withholding at the rate of 31% with respect to distributions paid unless such Stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A U.S. Stockholder who does not provide the Company with his or her correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the U.S. Stockholder's income tax liability. The Treasury Department issued final regulations in October 1997 regarding the backup withholding rules as applied to Non-U.S. Stockholders. The new regulations will alter the current system of backup withholding compliance and generally will be effective for distributions made after December 31, 1998. In March of 1998, the IRS issued a notice announcing that the Treasury Department and the IRS will amend the new regulations so that they will not apply until January 1, 2000. See "Taxation of Non-U.S. Stockholders" below.

TAXATION OF NON-U.S. STOCKHOLDERS

     The rules governing United States federal income taxation of stockholders other than U.S. Stockholders ("Non-U.S. Stockholders") are complex, and no attempt will be made herein to provide more than a summary of such rules. NON-U.S. STOCKHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE AND LOCAL INCOME TAX LAWS WITH REGARD TO AN INVESTMENT IN THE COMMON STOCK, INCLUDING ANY REPORTING REQUIREMENTS.

     Distributions to Non-U.S. Stockholders that are not designated by the Company as either (i) capital gain dividends or (ii) deemed distributions of retained capital gains will be treated as dividends of ordinary income to the extent that they are made out of the Company's current or accumulated earnings and profits. Such distributions ordinarily will be subject to a withholding tax equal to 30% of the gross amount of the distribution unless an applicable tax treaty reduces or eliminates that tax. The Company expects to withhold United States income tax at the rate of 30% on the gross amount of any such distributions made to a Non-U.S. Stockholder unless (i) a lower treaty rate applies and any required form evidencing eligibility for that reduced rate is filed with the Company or (ii) the Non-U.S. Stockholder files an IRS Form 4224 with the Company claiming that the distribution is effectively connected income. The Treasury Department issued final regulations in October 1997 that will modify the manner in which the Company complies with its obligations to withhold against distributions to Non-U.S. Stockholders. The new regulations generally will be effective for distributions made after December 31, 1998, subject to certain transition rules. In March of 1998, the IRS issued a notice announcing that the Treasury Department and the IRS will amend the new regulations so that they will not apply until January 1, 2000. Prospective investors should consult their own tax advisors as to the effect, if any, of the final regulations on their purchase, ownership and disposition of the Common Stock.

     Distributions in excess of current and accumulated earnings and profits of the Company will not be taxable to a stockholder to the extent that such distributions do not exceed the adjusted basis of the stockholder's shares of Common Stock but rather will reduce the adjusted basis of such shares. To the extent that distributions in excess of current and accumulated earnings and profits exceed the adjusted basis of a Non-U.S. Stockholder's shares, such distributions will give rise to tax liability only if the Non-U.S. Stockholder otherwise would be subject to tax on any gain from the sale or disposition of the Common Stock as described below. Because it generally cannot be determined at the time a distribution is made whether or not such distribution will be in excess of current and accumulated earnings and profits, the entire amount of any distribution normally will be subject to withholding at the same rate as a dividend. However, a Non-U.S. Stockholder may be entitled to a refund from the IRS of amounts so withheld to the extent it is determined subsequently that such distribution was, in fact, in excess of the payor's current and accumulated earnings and profits.

     In general, distributions to Non-U.S. Stockholders that the Company designates as capital gain dividends (including deemed distributions of retained capital gains) will not be subject to the 30% withholding tax that applies with respect to ordinary income dividends. If the Company makes an election to treat its undistributed net capital gain as if it had been distributed, each Non-U.S. Stockholder would be deemed to have paid his or her proportionate share of the income tax imposed on the Company with respect to such undistributed net capital gain, and this amount would be credited to the stockholder in determining the stockholder's federal income tax liability. A Non-U.S. Stockholder would have to file a claim with the IRS to obtain a refund for the credited amount. In addition, the tax basis of the stockholder's stock would be increased by his or her proportionate share of undistributed net capital gain included in his or her income less his or her proportionate share of the income tax imposed on the Company with respect to such gain.

     Gain recognized by a Non-U.S. Stockholder upon a sale of Common Stock generally will not be subject to U.S. federal income tax, unless the Non-U.S. Stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and certain other conditions apply, in which case the nonresident alien individual will be subject to a 30% tax on the individual's capital gains.

                                   REGULATION

     The Company is a closed-end, non-diversified investment company that has elected to be treated as a BDC and, as such, is subject to regulation as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and its affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that a BDC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     A BDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby ("Senior Securities") if its asset coverage of any Senior Security is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provisions must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless BDC meets the applicable asset coverage ratios at the time of the distribution or repurchase. A BDC may also borrow amounts up to 5.0% of the value of its total assets for temporary or emergency purposes.

     Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the BDC's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

     - Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

      - is organized under the laws of, and has its principal place of business in, the United States;

      - is not an investment company other than a small business investment company wholly owned by the BDC; and

      - does not have any class of securities with respect to which a broker or dealer may extend margin credit;

     - Securities of any eligible portfolio company which is controlled by the BDC;

     - Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

     - Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

     A BDC must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described above. Additionally, in order to count securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance.

     The Company makes and will continue to make available significant managerial assistance to its portfolio companies generally consisting of consulting regarding the portfolio company's capital structure, financial condition and strategic initiatives. The Company also intends to offer advice to its portfolio companies on potential corporate finance transactions and, through the Company's referral network, may help its portfolio companies select a partner to assist them in such corporate finance transactions.

     The Company does not anticipate any material changes in its operations as a result of electing BDC status.

                        SHARES ELIGIBLE FOR FUTURE SALE

     Prior to the Offering, there has been no market for the Common Stock. No prediction can be made as to the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price of the Common Stock prevailing from time to time. Nevertheless, sales of substantial amounts of Common Stock of the Company in the public market after the restrictions described below lapse could adversely affect the prevailing market price and the ability of the Company to raise equity capital in the future.

     Upon completion of this Offering, the Company will have outstanding 10,500,000 shares of Common Stock. Of these shares, the 3,500,000 shares of Common Stock sold in this Offering will be freely tradeable without restriction or limitation under the Securities Act, except to the extent such shares are subject to the agreement with the Representative of the Underwriters described below, and except for any shares purchased by "affiliates," as that term is deemed under the Securities Act, of the Company. The remaining 7,000,000 shares are "restricted securities" within the meaning of Rule 144 adopted under the Securities Act (the "Restricted Shares"). The Restricted Shares were issued by the Company in the Reorganization in reliance upon an exemption from registration under the Securities Act.

     The Company's officers, directors and stockholders prior to this Offering have agreed that they will not, except with the prior written consent of NationsBanc Montgomery Securities LLC (which consent may be withheld in its sole discretion) and subject to certain limited exceptions, directly or indirectly, sell, offer, contract or grant any option to sell, make any short sale, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16 a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock currently owned either of record or beneficially by them or announce the intention to do any of the foregoing, for a period commencing on the date of this Prospectus and continuing to a date 180 days after such date (two years in the case of Stiles A. Kellett, Jr.). Upon the expiration of the Lock-up Agreements, these shares will be eligible for sale in the public market pursuant to Rule 144 or pursuant to an effective registration statement.

     Upon completion of this Offering, the Company will have options outstanding for the purchase of 563,236 shares of Common Stock pursuant to the Stock Option Plan, and options for the purchase of 1,289,764 additional shares of Common Stock remaining available for issuance under the Stock Option Plan. The Company intends to file a Registration Statement on Form S-8 to register under the Securities Act 1,853,000 shares of Common Stock that are issuable upon the exercise of outstanding stock options and that may be subject to stock options that are issuable in the future under the Stock Option Plan. This Registration Statement is expected to be filed as soon as practicable after the expiration of the Lock-up Period and is expected to become effective immediately upon filing. Shares covered by this Registration Statement will be eligible for sale in the public market after the effective date of the Form S-8 Registration Statement, subject to Rule 144 limitations applicable to affiliates of the Company. See "Management -- Stock Option Plan."

                                  UNDERWRITING

     The Underwriters, named below, represented by NationsBanc Montgomery Securities LLC (the "Representative"), have severally agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase from the Company the number of shares of Common Stock indicated below opposite their respective names at the initial public offering price less than underwriting discount set forth on the cover of this Prospectus:

                                                              NUMBER OF
UNDERWRITERS                                                   SHARES
------------                                                  ---------
NationsBanc Montgomery Securities LLC.......................
BancAmerica Robertson Stephens..............................
Wheat First Union, a division of Wheat First Securities,
  Inc.......................................................
Stephens Inc................................................
                                                              ---------
          Total.............................................  3,500,000
                                                              =========

     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters are committed to purchase all of such shares if any are purchased.

     The Representative has advised the Company that the Underwriters propose initially to offer the shares of Common Stock to the public on the terms set forth on the cover page of this Prospectus. The Underwriters may allow to
selected dealers a concession of not more than $          per share, and the
Underwriters may allow, and such may reallow, a concession of not more than
$          per share to certain other dealers. After the Offering, the offering price and other selling terms may be changed by the Representative. The shares of Common Stock are offered subject to receipt and acceptance by the Underwriters and to certain other conditions, including the right to reject orders in whole or in part.

     The Company has granted an option to the Underwriters, exercisable during the 30-day period after the date of this Prospectus, to purchase up to a maximum of 525,000 additional shares of Common Stock to cover over-allotments, if any, at the offering price less the underwriting discount set forth on the cover page of this Prospectus. To the extent the Underwriters exercise this option, each of the Underwriters will be committed, subject to certain conditions, to purchase such additional shares in approximately the same proportion as set forth in the above table. The Underwriters may purchase such shares only to cover over-allotments made in connection with the Offering.

     The Underwriting Agreement provides that the Company and certain of its stockholders will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or will contribute to payments that the Underwriters may be required to make in respect thereof.

     All of the Company's officers and directors and all of its other stockholders have agreed that they will not, without the prior written consent of NationsBanc Montgomery Securities LLC (which consent may be withheld in its sole discretion) and subject to certain limited exceptions, directly or indirectly, sell, offer, contract or grant any option to sell, make any short sale, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock currently owned either of record or beneficially by them or announce the intention to do any of the foregoing, for a period commencing on the date of this Prospectus and continuing to a date 180 days (two years in the case of Stiles A. Kellett, Jr.) after such date. NationsBanc Montgomery Securities LLC may, in its sole discretion and at any time without notice, release all or any portion of the securities subject to these Lock-up Agreements. In addition, the Company has agreed that, for a period of 180 days (two years in the case of Stiles A. Kellett, Jr.) after the date of this Prospectus, it will not, without the consent of NationsBanc Montgomery Securities LLC, issue, offer, sell or grant options to purchase or otherwise dispose of any equity securities convertible into or exchangeable for equity securities except for (i) the issuance of shares of Common Stock offered hereby and (ii) the grant of options to purchase shares of Common Stock pursuant to the Stock Option Plan and shares of Common Stock issued pursuant to the exercise of such options, provided that such options shall not vest, or the Company shall obtain the written consent of the grantee not to transfer such shares, until the end of such 180-day period (or two year period in the case of Stiles A. Kellett, Jr.). See "Management -- Stock Option Plan" and "Shares Eligible for Future Sale."

     Prior to the Offering, there has been no public market for the Common Stock. Consequently, the initial public offering price has been determined by negotiations among the Company and the Representative. Among the factors considered in such negotiations were the history of, and prospects for, the Company and the industry in which it competes, an assessment of the Company's management, its past and present operations and financial performance, the prospects for further earnings of the Company, the present state of the Company's development, the general condition of the securities markets at the time of the Offering, the market prices of and demand for the publicly traded common stock of comparable companies in recent periods and other factors deemed relevant.

     Until the distribution of the Common Stock is completed, rules of the Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Stock. As an exception to these rules, the Representative is permitted to engage in certain transactions that stabilize the price of the Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Stock. If the Underwriters create a short position in the Common Stock in connection with the Offering (i.e., if they sell more shares of Common Stock than are set forth on the cover page of this Prospectus), the Representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Representative may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representative purchases shares of Common Stock in the open market to reduce the Underwriters' short position or to stabilize the price of the Common Stock, they may reclaim the amount of the selling concession from the Underwriters and selling group members who sold those shares as part of the Offering.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security. Neither the Company nor any of the Underwriters makes any representation or predictions as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Stock. In addition, neither the Company nor any of the Underwriters makes any representation that the Representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Representative has informed the Company that the Underwriters do not expect to make sales to accounts over which they exercise discretionary authority in excess of 5% of the number of shares of Common Stock offered hereby.

     The principal business address of the Representative is as follows:
NationsBanc Montgomery Securities LLC, 600 Montgomery Street, San Francisco, CA 94111.

     The Company has received a commitment for a $100 million warehouse credit facility from First Union National Bank, the proceeds of which will be available to fund loan originations upon completion of the Offering and the satisfaction of certain other conditions set forth in such agreement. Wheat First Union, one of the Underwriters, is a division of Wheat First Securities, Inc. First Union Corporation owns 100% of the capital stock of Wheat First Butcher Singer, Inc., a parent of Wheat First Securities, Inc., as well as 100% of the stock of First Union National Bank.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by King & Spalding, Atlanta, Georgia. Certain legal matters will be passed upon for the Underwriters by Gibson, Dunn & Crutcher LLP, San Francisco, California.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's securities are held under a Custodial Services Agreement with First Union National Bank (the "Custodian"). The address of the Custodian is 1525 West W.T. Harris Blvd., 3C3, Charlotte, North Carolina 28262. The Company's assets will be held under bank custodianship in compliance with the 1940 Act. The Custodial Services Agreement with First Union National Bank provides for an annual fee, payable monthly based on the number of loans originated and outstanding. First Union National Bank (the "Registrar") will act as the Company's transfer and dividend paying agent and registrar. The principal office of the Registrar is 1525 West W.T. Harris Blvd., 3C3, Charlotte, North Carolina 28262.

                            REPORTS TO STOCKHOLDERS

     The Company will furnish unaudited quarterly and audited annual reports to the holders of its securities. The annual report will include a list of investments held by the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is 424 Church Street, Nashville, Tennessee 37219.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information gives effect to the Reorganization by combining the operations of Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC. This pro forma combined financial information is presented for illustrative purposes only and therefore is not necessarily indicative of the operating results and financial position that might have been achieved had the Reorganization occurred at an earlier date, nor is it necessarily indicative of operating results and financial position which may occur in the future.

     The pro forma statements of operations data for the three months ended March 31, 1998 and 1997, and pro forma balance sheet data for the periods then ended have been prepared based on the unaudited financial statements of each company. The pro forma statements of operations data for the year ended December 31, 1997 and the period from April 2, 1996 (inception) to December, 31 1996, and pro forma balance sheet data for the years then ended have been prepared based on the audited financial statements of operations of each company which appear elsewhere in this Prospectus.

                     PRO FORMA STATEMENT OF OPERATIONS DATA
       FOR THE PERIOD FROM APRIL 2, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                              PETRA
                                           CAPITAL, LLC     PETRA CAPITAL     PRO FORMA
                                          AND SUBSIDIARY   MANAGEMENT, LLC   ADJUSTMENTS     PRO FORMA
                                          --------------   ---------------   -----------     ----------
Operating Income:
  Interest on investments...............    $1,169,730        $  2,963        $      --      $1,172,693
  Loan processing fees..................       355,000              --               --         355,000
  Management fee income.................            --         375,000         (375,000)(1)          --
  Distributions from Petra Capital,
     LLC................................            --          83,454          (83,454)(1)          --
                                            ----------        --------        ---------      ----------
          Total operating income........     1,524,730         461,417         (458,454)      1,527,693
                                            ----------        --------        ---------      ----------
Operating Expenses:
  Management fee........................       375,000              --         (375,000)(1)          --
  State income tax on interest income...        70,000              --          (70,000)(3)          --
  Interest expense......................            --              --               --              --
  Salaries and benefits.................            --         106,092          195,700(2)      301,792
  Other operating expenses..............        55,337         152,051               --         207,388
                                            ----------        --------        ---------      ----------
          Total operating expenses......       500,337         258,143         (249,300)        509,180
                                            ----------        --------        ---------      ----------
Net operating income....................     1,024,393         203,274         (209,154)      1,018,513
Change in unrealized appreciation of
  investments...........................       608,169              --               --         608,169
State income tax on interest income.....            --              --          (70,000)(3)     (70,000)
                                            ----------        --------        ---------      ----------
          Net increase in members'
            equity resulting from
            operations..................    $1,632,562        $203,274        $(279,154)     $1,556,682
                                            ==========        ========        =========      ==========

---------------

(1) Eliminates transactions between Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC.
(2) Represents estimated salaries of $180,000 and benefits of $16,000 for the members of Petra Capital Management, LLC.
(3) Reclassifies state income tax to reflect net operating income on a pre-tax basis.

                     PRO FORMA STATEMENT OF OPERATIONS DATA
                     FOR THE YEAR ENDING DECEMBER 31, 1997

                                            PETRA
                                         CAPITAL, LLC     PETRA CAPITAL      PRO FORMA
                                        AND SUBSIDIARY   MANAGEMENT, LLC    ADJUSTMENTS   PRO FORMA
                                        --------------   ----------------   -----------   ----------
Operating Income:
  Interest on investments.............    $3,699,208        $    6,329      $        --   $3,705,537
  Loan processing fees................       958,500                --               --      958,500
  Management fee income...............            --           577,373         (577,373)(1)         --
  Distributions from Petra Capital,
     LLC..............................            --           511,159         (511,159)(1)         --
                                          ----------        ----------      -----------   ----------
          Total operating income......     4,657,708         1,094,861       (1,088,532)   4,664,037
                                          ----------        ----------      -----------   ----------
Operating Expenses:
  Management fee......................       582,373                --         (577,373)(1)      5,000
  State income tax on interest
     income...........................       111,902                --         (111,902)(3)         --
  Interest expense....................       577,797                --               --      577,797
  Salaries and benefits...............            --           187,599          311,666(2)    499,265
  Other operating expenses............        95,299           255,853               --      351,152
                                          ----------        ----------      -----------   ----------
          Total operating expenses....     1,367,371           443,452         (377,609)   1,433,214
                                          ----------        ----------      -----------   ----------
Net operating income..................     3,290,337           651,409         (710,923)   3,230,823
Realized gain on investments..........     1,072,193                --               --    1,072,193
Change in unrealized appreciation of
  investments.........................     3,402,606                --               --    3,402,606
State income tax on interest income...            --                --         (111,902)(3)   (111,902)
                                          ----------        ----------      -----------   ----------
Net increase in members' equity
  resulting from operations...........    $7,765,136        $  651,409      $  (822,825)  $7,593,720
                                          ==========        ==========      ===========   ==========

---------------

(1) Eliminates transactions between Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC.
(2) Represents estimated salaries of $286,666 and benefits of $25,000 for the members of Petra Capital Management, LLC.
(3) Reclassifies state income taxes to reflect net operating income on a pre-tax basis.

                     PRO FORMA STATEMENT OF OPERATIONS DATA
                   FOR THE THREE MONTHS ENDING MARCH 31, 1997

                                               PETRA
                                            CAPITAL, LLC     PETRA CAPITAL     PRO FORMA
                                           AND SUBSIDIARY   MANAGEMENT, LLC   ADJUSTMENTS     PRO FORMA
                                           --------------   ---------------   -----------     ---------
Operating Income:
  Interest on investments................     $552,384         $    853        $      --      $553,237
  Loan processing fees...................      210,000               --               --       210,000
  Management fee income..................           --          123,750         (123,750)(1)        --
  Distributions from Petra Capital,
     LLC.................................           --           89,089          (89,089)(1)        --
                                              --------         --------        ---------      --------
          Total operating income.........      762,384          213,692         (212,839)      763,237
                                              --------         --------        ---------      --------
Operating Expenses:
  Management fee.........................      125,000               --         (125,000)(1)        --
  State income tax on interest income....        5,615               --           (5,615)(3)        --
  Interest expense.......................           --               --               --            --
  Salaries and benefits..................           --           27,785           77,917(2)    105,702

                                               PETRA
                                            CAPITAL, LLC     PETRA CAPITAL     PRO FORMA
                                           AND SUBSIDIARY   MANAGEMENT, LLC   ADJUSTMENTS     PRO FORMA
                                           --------------   ---------------   -----------     ---------
  Other operating expenses...............     $ 24,129         $ 44,837        $              $ 68,966
                                              --------         --------        ---------      --------
          Total operating expenses.......      154,744           72,622          (52,698)      174,668
                                              --------         --------        ---------      --------
Net operating income.....................      607,640          141,070         (160,141)      588,569
Change in unrealized depreciation of
  investments............................      (50,212)              --               --       (50,212)
State income tax on interest income......           --               --           (5,615)(3)    (5,615)
                                              --------         --------        ---------      --------
Net increase in members' equity resulting
  from operations........................     $557,428         $141,070        $(165,756)     $532,742
                                              ========         ========        =========      ========

---------------

(1) Eliminates transactions between Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC.
(2) Represents one fourth of the estimated annual salaries of $286,666 and benefits of $25,000 for the members of Petra Capital Management, LLC.
(3) Reclassifies state income taxes to reflect net operating income on a pre-tax basis.

                     PRO FORMA STATEMENT OF OPERATIONS DATA
                   FOR THE THREE MONTHS ENDING MARCH 31, 1998

                                             PETRA
                                          CAPITAL, LLC     PETRA CAPITAL     PRO FORMA
                                         AND SUBSIDIARY   MANAGEMENT, LLC   ADJUSTMENTS      PRO FORMA
                                         --------------   ---------------   -----------      ----------
Operating Income:
  Interest on investments..............    $1,672,252        $  2,918        $      --       $1,675,170
  Loan processing fees.................       230,000              --               --          230,000
  Management fee income................            --         279,196         (279,196)(1)           --
  Distributions from Petra Capital,
     LLC...............................            --         119,576         (119,576)(1)           --
                                           ----------        --------        ---------       ----------
          Total operating income.......     1,902,252         401,690         (398,772)       1,905,170
                                           ----------        --------        ---------       ----------
Operating Expenses:
  Management fee.......................       280,446              --         (279,196)(1)        1,250
  State income tax on interest
     income............................        10,258              --          (10,258)(2)           --
  Interest expense.....................       689,523           2,257               --          691,780
  Salaries and benefits................            --         227,007                           227,007
  Other operating expenses.............        56,450         100,077               --          156,527
                                           ----------        --------        ---------       ----------
          Total operating expenses.....     1,036,677         329,341         (289,454)       1,076,564
                                           ----------        --------        ---------       ----------
Net operating income...................       865,575          72,349         (109,318)         828,606
Change in unrealized appreciation on
  investments..........................     1,121,999              --               --        1,121,999
State income tax on interest income....            --              --          (10,258)(2)      (10,258)
                                           ----------        --------        ---------       ----------
Net increase in members' equity
  resulting from operations............    $1,987,574        $ 72,349        $(119,576)      $1,940,347
                                           ==========        ========        =========       ==========

---------------
(1) Eliminates transactions between Petra Capital, LLC and Subsidiary and Petra Capital Management, LLC. Beginning in 1998, Petra Capital Management, LLC began expensing members' salaries.
(2) Reclassifies state income taxes to reflect net operating income on a pre-tax basis.

                        PRO FORMA BALANCE SHEET DATA(1)

                                                 AS OF DECEMBER 31,               MARCH 31,
                                              -------------------------   -------------------------
                                                 1997          1998          1997          1998
                                              -----------   -----------   -----------   -----------
Investments.................................  $12,035,306   $48,931,415   $21,039,431   $64,566,679
Cash and cash equivalents...................      393,740     1,741,485       531,805     1,791,446
Total assets................................   12,687,203    51,163,483    21,792,293    66,955,020
Revolving credit facility and subordinated
  note......................................           --    23,625,000            --    38,150,000
Total liabilities...........................      259,947    24,280,038       108,308    38,930,106
Total members' equity.......................   12,427,256    26,883,445    21,683,985    28,024,914

---------------

(1) Pro forma adjustment for all periods presented consists of an elimination of assets and members' equity totaling $4,000.

                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act, with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Registration Statement and the exhibits and schedules thereto filed with the Commission may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Registration Statement, may also be accessed electronically through the Commission's site on the World Wide Web. The Commission's Internet address is http://www.sec.gov.

     Statements made in this Prospectus as to the contents of any contract or other document are intended to be summaries of such contract or document. With regard to each such contract or other document that is filed as an exhibit to the Registration Statement, reference is made to the exhibit for a more complete description thereof, and each such statement herein shall be deemed qualified in all respects by such reference.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
PETRA CAPITAL, LLC AND SUBSIDIARY
Report of Independent Public Accountants....................   F-2
Consolidated Balance Sheets as of December 31, 1996 and 1997
  and March 31, 1998 (unaudited)............................   F-3
Consolidated Statements of Operations for the period from
  April 2, 1996 (inception) to December 31, 1996, the year
  ended December 31, 1997 and the three months ended March
  31, 1997 and 1998 (unaudited).............................   F-4
Consolidated Statements of Changes in Members' Equity for
  the period from April 2, 1996 (inception) to December 31,
  1996, the year ended December 31, 1997 and the three
  months ended March 31, 1998 (unaudited)...................   F-5
Consolidated Statements of Cash Flows for the period from
  April 2, 1996 (inception) to December 31, 1996, the year
  ended December 31, 1997 and the three months ended March
  31, 1997 and 1998 (unaudited).............................   F-6
Notes to Consolidated Financial Statements..................   F-7
Schedule of Investments.....................................  F-11
  As of December 31, 1996...................................  F-11
  As of December 31, 1997...................................  F-12
  As of March 31, 1998 (unaudited)..........................  F-13

PETRA CAPITAL MANAGEMENT, LLC
Report of Independent Public Accountants....................  F-14
Balance Sheets as of December 31, 1996 and 1997 and March
  31, 1998 (unaudited)......................................  F-15
Statements of Operations for the period from April 2, 1996
  (inception) to December 31, 1996, the year ended December
  31, 1997 and the three months ended March 31, 1997 and
  1998 (unaudited)..........................................  F-16
Statements of Changes in Members' Equity for the period from
  April 2, 1996 (inception) to December 31, 1996, the year
  ended December 31, 1997 and the three months ended March
  31, 1998 (unaudited)......................................  F-17
Statements of Cash Flows for the period from April 2, 1996
  (inception) to December 31, 1996, the year ended December
  31, 1997 and the three months ended March 31, 1997 and
  1998 (unaudited)..........................................  F-18
Notes to Financial Statements...............................  F-19

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Petra Capital, LLC and Subsidiary:

     We have audited the accompanying consolidated balance sheets of Petra Capital, LLC (a Georgia limited liability company) and subsidiary, as of December 31, 1997 and 1996, and the related consolidated statements of operations, changes in members' equity and cash flows for the year ending December 31, 1997, and the period from April 2, 1996 (inception) to December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in Note 2, the consolidated financial statements include investment securities valued at $48,931,415 (96% of total assets) and $12,035,306 (96% of total assets) as of December 31, 1997 and 1996, respectively, whose values have been estimated by the Manager of the Company in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Petra Capital, LLC and subsidiary as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ending December 31, 1997, and the period from April 2, 1996 (inception) to December 31, 1996 in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
February 25, 1998

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                                DECEMBER 31,
                                                          -------------------------    MARCH 31,
                                                             1996          1997          1998
                                                          -----------   -----------   -----------
                                                                                      (UNAUDITED)
                                             ASSETS
Assets:
  Investments, at fair value:
     Loans..............................................  $10,774,308   $43,176,180   $57,279,063
     Warrants...........................................    1,260,998     5,060,406     6,596,045
     Common stock.......................................           --       694,829       691,571
                                                          -----------   -----------   -----------
          Total investments (cost of $11,427,137,
            $44,920,640 and $59,433,905 (unaudited),
            respectively)...............................   12,035,306    48,931,415    64,566,679
  Cash and cash equivalents.............................      393,740     1,627,483     1,622,963
  Interest and fees receivable..........................      132,938        38,083       133,058
  Organization costs, net of amortization of $3,000,
     $7,000 and $7,500 (unaudited), respectively........       17,000        78,000        70,500
  Debt financing costs, net of amortization of $0,
     $13,515 and $33,149 (unaudited), respectively......           --       126,487       143,337
                                                          -----------   -----------   -----------
          Total assets..................................  $12,578,984   $50,801,468   $66,536,537
                                                          ===========   ===========   ===========

                                 LIABILITIES AND MEMBERS' EQUITY
Liabilities:
  Revolving credit facility.............................  $        --   $20,910,000   $35,420,000
  Subordinated note.....................................           --     2,715,000     2,730,000
  Accounts payable and accrued expenses.................        2,529       317,304       406,745
  Unearned loan processing fees.........................      142,500        40,000        81,250
  Accrued taxes payable.................................       70,000       135,565       145,823
                                                          -----------   -----------   -----------
          Total liabilities.............................      215,029    24,117,869    38,783,818
                                                          -----------   -----------   -----------
Commitments
Members' Equity:
  Contributed capital...................................   11,150,000    20,150,000    20,150,000
  Membership options....................................           --       620,000       620,000
  Undistributed net realized earnings...................      605,786     1,902,824     1,849,945
  Unrealized appreciation of investments................      608,169     4,010,775     5,132,774
                                                          -----------   -----------   -----------
          Total members' equity.........................   12,363,955    26,683,599    27,752,719
                                                          -----------   -----------   -----------
          Total liabilities and members' equity.........  $12,578,984   $50,801,468   $66,536,537
                                                          ===========   ===========   ===========

          The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                  APRIL 2, 1996                      THREE MONTHS ENDED
                                                  (INCEPTION) TO    YEAR ENDED            MARCH 31,
                                                   DECEMBER 31,    DECEMBER 31,   -------------------------
                                                       1996            1997          1997          1998
                                                  --------------   ------------   -----------   -----------
                                                                                  (UNAUDITED)   (UNAUDITED)
Income:
  Interest on investments.......................    $1,169,730      $3,699,208     $552,384     $1,672,252
  Loan processing fees..........................       355,000         958,500      210,000        230,000
                                                    ----------      ----------     --------     ----------
          Total operating income................     1,524,730       4,657,708      762,384      1,902,252
                                                    ----------      ----------     --------     ----------
Expenses:
  Management fees...............................       375,000         582,373      125,000        280,446
  State income tax on interest..................        70,000         111,902        5,615         10,258
  Interest expense..............................            --         577,797           --        689,523
  Other operating expenses......................        55,337          95,299       24,129         56,450
                                                    ----------      ----------     --------     ----------
          Total operating expenses..............       500,337       1,367,371      154,744      1,036,677
                                                    ----------      ----------     --------     ----------
Net operating income............................     1,024,393       3,290,337      607,640        865,575
Realized gain on investments....................            --       1,072,193           --             --
Change in unrealized appreciation (depreciation)
  of investments................................       608,169       3,402,606      (50,212)     1,121,999
                                                    ----------      ----------     --------     ----------
          Net increase in members' equity
            resulting from operations...........    $1,632,562      $7,765,136     $557,428     $1,987,574
                                                    ==========      ==========     ========     ==========

          The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

             CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                                                                                  UNREALIZED
                                                                 UNDISTRIBUTED   APPRECIATION      TOTAL
                                     CONTRIBUTED    MEMBERSHIP   NET REALIZED         OF         MEMBERS'
                                       CAPITAL       OPTIONS       EARNINGS      INVESTMENTS      EQUITY
                                     ------------   ----------   -------------   ------------   -----------
Members' Equity at Inception (April
  2, 1996).........................  $        --     $     --     $       --      $       --    $        --
  Capital contributions............   11,150,000           --             --              --     11,150,000
  Net increase in members' equity
     from operations...............           --           --      1,024,393         608,169      1,632,562
  Distribution of earnings.........           --           --       (418,607)             --       (418,607)
                                     -----------     --------     ----------      ----------    -----------
Members' Equity at December 31,
  1996.............................   11,150,000           --        605,786         608,169     12,363,955
  Capital contributions............    9,000,000           --             --              --      9,000,000
  Net increase in members' equity
     from operations...............           --           --      4,362,530       3,402,606      7,765,136
  Membership options issued........           --      500,000             --              --        500,000
  Accretion of membership
     options.......................           --      120,000       (120,000)             --             --
  Distribution of earnings.........           --           --     (2,945,492)             --     (2,945,492)
                                     -----------     --------     ----------      ----------    -----------
Members' Equity at December 31,
  1997.............................   20,150,000      620,000      1,902,824       4,010,775     26,683,599
  Net increase in members' equity
     from operations...............           --           --        865,575       1,121,999      1,987,574
  Distribution of earnings.........           --           --       (918,454)             --       (918,454)
                                     -----------     --------     ----------      ----------    -----------
Members' Equity at March 31, 1998
  (unaudited)......................  $20,150,000     $620,000     $1,849,945      $5,132,774    $27,752,719
                                     ===========     ========     ==========      ==========    ===========

          The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     APRIL 2, 1996                       THREE MONTHS ENDED
                                                     (INCEPTION) TO    YEAR ENDED            MARCH 31,
                                                      DECEMBER 31,    DECEMBER 31,   --------------------------
                                                          1996            1997          1997           1998
                                                     --------------   ------------   -----------   ------------
                                                                                     (UNAUDITED)   (UNAUDITED)
Operating Activities:
  Net increase in members' equity resulting
    from operations................................   $  1,632,562    $  7,765,136   $   557,428   $  1,987,574
  Adjustments to reconcile net increase to net cash
    provided from operating activities:
    Net unrealized appreciation (depreciation) of
      investments..................................       (608,169)     (3,402,606)       50,212     (1,121,999)
    Realized gain on investments...................             --      (1,072,193)           --             --
    Amortization of financing discounts............             --          25,000            --         25,000
    Accretion of loan discounts....................       (427,137)       (370,977)      (24,338)       (13,265)
    Amortization of organization costs.............          3,000           4,000         1,000          7,500
    Amortization of financing costs................             --          13,515            --         33,150
    Decrease (increase) in interest and fees
      receivable...................................       (132,938)         94,855        82,738        (94,975)
    Increase (decrease) in accounts payable and
      accrued expenses.............................          2,529         314,775       (19,109)        89,441
    (Decrease) increase in unearned loan processing
      fees.........................................        142,500        (102,500)     (142,500)        41,250
    Increase in state income taxes payable.........         70,000          65,565         5,615         10,258
                                                      ------------    ------------   -----------   ------------
         Net cash provided by operating
           activities..............................        682,347       3,334,570       511,046        963,934
                                                      ------------    ------------   -----------   ------------
Investing Activities:
  Organizational costs.............................        (20,000)        (65,000)           --             --
  Investments originated and acquired..............    (17,000,000)    (40,130,000)   (9,030,000)   (14,500,000)
  Proceeds from repayment of loans.................      6,000,000       7,000,000            --             --
  Proceeds from the sale of investments............             --       1,079,667            --             --
                                                      ------------    ------------   -----------   ------------
         Net cash used in investing activities.....    (11,020,000)    (32,115,333)   (9,030,000)   (14,500,000)
                                                      ------------    ------------   -----------   ------------
Financing Activities:
  Repayment of revolving credit facility...........             --      (6,000,000)           --             --
  Proceeds from draws on revolving credit
    facility.......................................             --      26,900,000            --     14,500,000
  Proceeds from subordinated note..................             --       2,700,000            --             --
  Proceeds from membership options.................             --         500,000            --             --
  Proceeds from capital contributions..............     11,150,000       9,000,000     9,000,000             --
  Distribution of earnings.........................       (418,607)     (2,945,492)     (342,981)      (918,454)
  Increase in debt financing costs.................             --        (140,002)           --        (50,000)
                                                      ------------    ------------   -----------   ------------
         Net cash provided by financing
           activities..............................     10,731,393      30,014,506     8,657,019     13,531,546
                                                      ------------    ------------   -----------   ------------
Increase (Decrease) in Cash and Cash Equivalents...        393,740       1,233,743       138,065         (4,520)
                                                      ------------    ------------   -----------   ------------
Cash and Cash Equivalents, beginning of year.......             --         393,740       393,740      1,627,483
                                                      ------------    ------------   -----------   ------------
Cash and Cash Equivalents, end of year.............   $    393,740    $  1,627,483   $   531,805   $  1,622,963
                                                      ============    ============   ===========   ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid....................................   $         --    $    394,861   $        --   $    453,101
                                                      ============    ============   ===========   ============

          The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

     Petra Capital, LLC and subsidiary (the "Company"), a Georgia limited liability company, was formed in April 1996 and is a private investment firm engaged in providing expansion capital for emerging, high-growth, privately-held companies. Members entered into an Operating Agreement, as amended (the "Agreement"), which designated Petra Capital Management, LLC (the "Manager") as the manager of the Company. The Company incurs certain expenses such as custodian fees, borrowing costs, accountants fees, legal fees and taxes while other operating expenses are incurred and borne by the Manager. Income or losses from operations and gains and losses from investing activities are allocated to the members' capital accounts in accordance with the Agreement. The Agreement provides for the dissolution of the Company in April 2006 or upon the occurrence of a liquidating event as defined in the Agreement.

     The Company's investments are generally structured as senior subordinated secured loans of $1.0 million to $5.0 million, with warrants to purchase equity securities of the borrower. The warrants are typically exercisable at a nominal exercise price and may contain a ratchet provision that increases the Company's equity position if the loan is not repaid in full. Loans provide current income from interest and fees.

     In September 1997, the Company formed Petra Special Purpose, LLC ("PSP"), a wholly-owned, bankruptcy remote subsidiary of the Company. PSP is the borrower under a revolving credit facility with SunAmerica Life Insurance Company ("SunAmerica"). In conjunction with the SunAmerica revolving credit facility, the Company sold and/or contributed its entire investment portfolio to PSP.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and PSP. All intercompany accounts and transactions have been eliminated in the consolidation.

COST OF INVESTMENTS

     Loans originated when warrants are obtained are initially recorded at a discount from face value equal to the estimated value of the warrants at the date of investment. Face value of the loans less the unamortized discount represents the loan cost, and the original discount represents the warrant cost.

VALUATION OF INVESTMENTS

     Portfolio investments are stated at fair value as determined by the Company's Manager. The fair values of loans to small business concerns are based on the Manager's evaluation of the financial condition of the borrowers and/or the underlying collateral. The fair values assigned are considered to be amounts which could be realized in the normal course of business which anticipates the Company holding the loan to maturity and realizing the face value of the loan. The fair value of loans normally corresponds to cost unless adverse factors lead to a determination of fair value at a lower amount.

     Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by unrelated new investors, history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity) and other pertinent factors.

     The Company's investments in warrants of public companies are valued at the bid quotation less a discount rate, depending on certain liquidity and other issues. The Company may be subject to certain timing restrictions regarding the exercise of these warrants.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

INTEREST INCOME

     Interest income on loans is recorded on the accrual basis and includes accretion of the loan discount using the straight line method. Generally accepted accounting principles require the income to be recognized using the effective interest method. However, any differences between the two methods is immaterial. The amount of accretion included in interest income for the year ending December 31, 1997 and the period from April 2, 1996 (inception) to December 31, 1996, and was approximately $370,977 and $427,137, respectively, of which $222,529 and $415,972, respectively, was attributable to accretion from loan prepayments. The amount of accretion included in interest income for the three months ended March 31, 1998 and March 31, 1997 totaled $13,265 (unaudited) and $24,337 (unaudited), respectively.

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS

     Realized gains or losses are recorded upon disposition of investments based upon the difference between the proceeds and the cost basis determined using the specific identification method. All other changes in the valuation of portfolio investments are included as changes in the unrealized appreciation or depreciation of investments in the statement of operations.

LOAN PROCESSING FEES

     The Company recognizes loan processing fees upon loan closing. Loan processing fees held on behalf of potential borrowers are earned upon closing of the loan and totaled $40,000 and $142,500 at December 31, 1997 and 1996, respectively. Processing fees held at March 31, 1998 totaled $81,250 (unaudited).

LOAN COSTS

     Loan costs are reimbursed by the borrower upon closing.

ORGANIZATION COSTS

     Organization costs are being amortized on a straight line basis over a period of 60 months.

CASH AND CASH EQUIVALENTS

     For the purpose of the consolidated statements of cash flows, the Company has defined cash as including cash on hand, cash in the interest bearing operating bank account and highly liquid investments such as time deposits with an original maturity of three months or less. The Company invests its available funds in short-term investment grade securities. At December 31, 1997, cash of $771,000 was restricted for future use per the Operating Agreement. At March 31, 1998 cash of $771,000 (unaudited) was restricted per the Operating Agreement.

DEBT FINANCING COSTS

     Financing costs related to the revolving credit facility and subordinated note are amortized over the term of the credit agreement and the note, respectively.

INCOME TAXES

     The financial statements do not include a provision for federal income taxes because members are taxed based on their respective share of Company earnings. The Company is required to pay state income taxes on interest and has expensed $111,902 and $70,000 for state income taxes for the year ended December 31, 1997 and the period ended 1996, respectively. For the three months ended March 31, 1997 and 1998, the Company provided $5,615 and $10,258 for state income taxes (unaudited).

                       PETRA CAPITAL, LLC AND SUBSIDIARY

RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1997, Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income" was issued and is effective for fiscal years beginning after December 15, 1997. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components (revenues, expenses, gains, losses) in a full set of general purpose financial statements. SFAS No. 130 requires the disclosure of an amount that represents total comprehensive income and the components of comprehensive income in a financial statement. The adoption of SFAS No. 130 is not expected to have a material impact on the financial statements of the Company.

     In June 1997, SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" was issued and is effective for fiscal years beginning after December 15, 1997. SFAS No. 131 establishes standards for determining an entity's operating segments and the type and level of financial information to be disclosed in both annual and interim financial statements. The adoption of SFAS No. 131 is not expected to have a material impact on the financial statements of the Company.

MANAGEMENT ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

     Certain reclassifications have been made in the 1996 financial statements to conform to the 1997 presentation.

3. INVESTMENTS

     At December 31, 1997 and 1996, and March 31, 1998, the value of the investment portfolio totaling $48,931,415, $12,035,306 and $64,566,679
(unaudited), was estimated by the Manager in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

4. DISTRIBUTIONS

     Net income received from operations, as defined in the Agreement, is distributed to members on a quarterly basis. Proceeds from the sale of warrants or other equity securities may be retained or distributed in accordance with the Agreement. Amounts received as repayment of loan principal are retained by the Company.

5. REVOLVING CREDIT FACILITY, SUBORDINATED LOAN AND MEMBERSHIP OPTIONS

     In September 1997, PSP entered into a revolving credit facility with SunAmerica that may allow PSP to obtain up to $50.0 million of credit. The facility is funded by commercial paper sold by a commercial paper conduit of SunAmerica and bears interest at the stated rate, which was 5.9% at December 31, 1997, plus 2.50%. In addition to this rate, the facility bears a liquidity fee rate equal to 0.005% per annum on the first $51.0 million. The credit facility allows PSP to borrow up to $50.0 million. All outstanding borrowings are due in March 1999. All assets held by PSP are pledged as collateral under the facility. Certain actions by PSP can

                       PETRA CAPITAL, LLC AND SUBSIDIARY
trigger an event of default under the credit facility which may result in termination of further funding thereunder and the application of the collateral pledged for repayment of the amounts outstanding thereunder.

     In connection with the issuance of this revolving credit facility, the Company granted to SunAmerica options to purchase up to a 4% membership interest in the Company at a nominal exercise price through September 2002. A financing discount of $200,000 has been recorded related to the options based upon the Company's estimate of the fair market value of the options at the close of the debt transaction. The discount is amortized using the straight line method over the life of the debt. As of December 31, 1997, PSP's credit facility balance was $20,910,000, net of the unamortized discount. As of March 31, 1998, PSP's credit facility balance was $35,420,000 (unaudited), net of the unamortized discount.

     In September 1997, the Company issued to SunAmerica a $3.0 million subordinated note which bears interest at a fixed rate equal to 9.0% per annum. In connection with the issuance of this subordinated note, the Company granted to SunAmerica options to purchase up to a 6% membership interest at a nominal exercise price through September 2002. A debt discount of $300,000 has been recorded related to the warrants based upon the Company's estimate of the fair market value of the options at the close of the debt transaction. The discount is amortized using straight line method over the life of the debt. As of December 31, 1997, the Company's discounted note balance was $2,715,000.

     The options contain a put feature that allows SunAmerica to require the Company to buy any unexercised options as of September 2002. The put price is determined by applying the 10% ownership position to the fair value of the Company less certain preferred equity contributions. Because of this put feature, the Company estimates the value of the options at each year end and accretes the initial amount recorded to the estimated value of the options at year end. For the year ending December 31, 1997, the Company accreted the value of the options from $500,000 to $620,000 by recording a direct charge to undistributed net realized earnings.

     As of March 31, 1998, $35,600,000 was outstanding under the revolving credit facility (unaudited).

6. THE MANAGER AND MANAGEMENT FEES

     The Manager operates solely as the manager of the Company. The Manager incurs all salaries, rent, travel and other administrative expenses associated with managing the Company. The Company pays the Manager an annual fee of 2.5% of the purchase price of investments, as determined in accordance with the Operating Agreement, which totaled $582,373 and $375,000 for the periods ending 1997 and 1996, respectively. Management fees for the three months ending March 31, 1998 and 1997 totaled $280,446 and $125,000, respectively (unaudited).

     The Manager has a 16% ownership interest in the Company, and recorded distributions from the Company totaling $511,159 and $83,454 in 1997 and 1996. Distributions recorded for the three months ended March 31, 1998 and 1997 totaled $119,576 (unaudited) and $89,089 (unaudited).

7. COMMITMENTS

     At December 31, 1997, the Company had a commitment to fund one loan totaling $2,000,000.

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                   SCHEDULE OF INVESTMENTS DECEMBER 31, 1996

                                                    COUPON
                                                     RATE    MATURITY      COST          VALUE
                                                    ------   --------   -----------   -----------
Loans:
  Bit-By-Bit Computers, Inc.......................  15.00%    6/28/01     2,951,600     2,951,600
  Canyon Cafe, Inc................................  13.50     6/19/01   $ 1,966,386   $ 1,966,386
  P(2) Holdings Corporation.......................  13.50    11/14/01     2,919,948     2,919,948
  Superior Electronics Group, Inc.................  13.50    12/27/01     2,936,374     2,936,374
                                                                        -----------   -----------
          Total loans.............................                      $10,774,308   $10,774,308
                                                                        ===========   ===========

                                                            NUMBER OF
                                                             SHARES        COST          VALUE
                                                            ---------   -----------   -----------
Warrants:
  Bit-By-Bit Computers, Inc...............................     3,630         53,777        53,777
  Canyon Cafe, Inc........................................    81,652         37,350        37,350
  Factory Card Outlet Corp................................    76,223        264,010       480,205
  P(2) Holdings Corporation...............................    41,052         82,104        82,104
  Superior Electronics Group, Inc.........................        81         63,626        63,626
  TALX Corporation........................................    94,188    $   151,962   $   543,936
                                                                        -----------   -----------
          Total warrants..................................              $   652,829   $ 1,260,998
                                                                        ===========   ===========

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                   COUPON
                                                    RATE    MATURITY      COST          VALUE
                                                   ------   --------   -----------   -----------
Loans:
  Ascent Logic Corporation.......................  13.50%   07/25/02   $ 2,815,567   $ 2,815,567
  Bit-By-Bit Computers, Inc......................  15.00    06/28/01     2,962,352     2,962,352
  Blue Chalk Cafe Corporation....................  13.00    09/01/02     2,954,194     2,954,194
  BuildNet, Inc..................................  13.50    10/09/02     1,951,645     1,951,645
  Codman Research Group, Inc.....................  13.50    05/13/02     2,976,244     2,976,244
  Ex Officio, Inc................................  13.00    09/15/02     2,052,916     2,052,916
  Interactive Magic, Inc.........................  13.50    03/24/02     2,897,335     2,897,335
  International Radiology Group, LLC.............  13.00    11/19/02     2,939,792     2,939,792
  Mobile Information Systems Finance Company,
     Inc.........................................  13.25    02/13/02     2,901,000     2,901,000
  New Energy Associates, LLC.....................  13.50    10/02/02     3,000,000     3,000,000
  OneCoast Network Corporation...................  14.00    11/18/02     3,000,000     3,000,000
  P(2) Holdings Corp.............................  13.50    11/14/01     2,936,365     2,936,365
  Progressive System Technologies, Inc...........  13.00    12/25/02     2,923,776     2,923,776
  RS Andrews Services, Inc.......................  13.00    11/14/02       966,448       966,448
  Superior Electronics...........................  13.50    12/27/01     2,949,094     2,949,094
  TRUE Software, Inc.............................  13.00    12/22/02     2,949,452     2,949,452
                                                                       -----------   -----------
          Total loans............................                      $43,176,180   $43,176,180
                                                                       ===========   ===========

                                                              NUMBER OF
                                                               SHARES        COST        VALUE
                                                              ---------   ----------   ----------
Warrants:
  Private Company --
     Ascent Logic Corporation...............................   255,489    $  201,198   $  201,198
     Bit-By-Bit Computers, Inc..............................     3,630        53,777       53,777
     Blue Chalk Cafe Corporation............................    25,763        49,078       49,078
     BuildNet, Inc..........................................    25,318        50,899       50,899
     Codman Research Group, Inc.............................    20,033        27,147       27,147
     Ex Officio, Inc........................................        33        50,000       50,000
     Interactive Magic, Inc.................................   492,534       120,782    1,344,654
     International Radiology Group, LLC.....................       117        61,228       61,228
     Mobile Information Systems, Inc........................   282,318       120,000    1,600,000
     New Energy Associates, LLC.............................    58,500            --           --
     OneCoast Network Corporation...........................   458,200            --           --
     P(2) Holdings Corp.....................................    41,052        82,104       82,104
     Physician Health Corp..................................   143,097        49,979      255,423
     Progressive Systems Technologies, Inc..................   273,053        76,224       76,224
     RS Andrews Services, Inc...............................        10        34,708       34,708
     Superior Electronics Group, Inc........................        81        63,626       63,626
     TRUE Software, Inc.....................................   895,958        50,547       50,547
  Public Company --
     Factory Card Outlet Corp...............................    76,223       264,010      528,797
     TALX Corporation.......................................   100,188       181,962      530,996
                                                                          ----------   ----------
          Total warrants....................................              $1,537,269   $5,060,406
                                                                          ==========   ==========
Common Stock:
  Public Company --
     PetCo Animal Supplies, Inc.............................    36,189       207,191      694,829
                                                                          ----------   ----------
          Total common stock................................              $  207,191   $  694,829
                                                                          ==========   ==========

                       PETRA CAPITAL, LLC AND SUBSIDIARY

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

                                                        COUPON RATE    MATURITY      COST          VALUE
                                                        -----------    --------   -----------   -----------
Loans:
  Ascent Logic Corporation............................     13.50%      07/25/02   $ 2,817,588   $ 2,817,588
  Bit-By-Bit Computers, Inc. .........................     15.00       06/28/01     2,959,786     2,959,786
  Blue Chalk Cafe Corporation.........................     13.00       09/01/02     2,955,106     2,955,106
  BuildNet, Inc. .....................................     13.50       10/09/02     1,952,554     1,952,554
  Codman Research Group, Inc. ........................     13.50       05/13/02     2,976,481     2,976,481
  Ex Officio, Inc. ...................................     13.00       09/15/02     2,054,247     2,054,247
  General Roofing Industries, Inc. ...................     13.00       01/15/03     2,944,928     2,944,928
  Healthgate Data Corporation.........................     13.00       03/26/03     1,983,162     1,983,162
  Interactive Magic, Inc. ............................     13.50       03/24/02     2,897,614     2,897,614
  International Radiology Group, LLC..................     13.00       11/19/02     2,941,934     2,941,934
  Men's Focus Health Centers, Inc. ...................     13.50       12/28/02     1,940,486     1,940,486
  Mobile Information Systems Finance Company, Inc. ...     13.25       02/13/02     2,900,552     2,900,552
  New Energy Associates, LLC..........................     13.50       10/02/02     3,000,000     3,000,000
  OneCoast Network Corporation........................     14.00       11/18/02     3,000,000     3,000,000
  OneCoast Network Corporation........................     13.33       09/03/03     1,000,000     1,000,000
  P(2) Holdings Corp. ................................     13.50       11/13/01     2,885,684     2,885,684
  P(2) Holdings Corp. ................................     13.50       11/13/01     1,000,000     1,000,000
  Progressive System Technologies, Inc. ..............     13.00       12/25/02     2,926,532     2,926,532
  Quicksilver Group, Inc. ............................     13.00       03/05/03     1,823,447     1,823,447
  RS Andrews Services, Inc. ..........................     13.00       11/14/02       967,209       967,209
  Superior Electronics Group, Inc. ...................     13.50       12/27/01     2,948,653     2,948,653
  TRUE Software.......................................     13.00       12/22/02     2,951,493     2,951,493
  Virtus Corporation..................................     13.00       03/30/03     3,451,607     3,451,607
                                                                                  -----------   -----------
         Total loans..................................                            $57,279,063   $57,279,063
                                                                                  ===========   ===========

                                                              NUMBER OF SHARES      COST        VALUE
                                                              ----------------   ----------   ----------
Warrants:
  Private Company --
    Ascent Logic Corporation................................      255,489        $  201,198   $  201,198
    Bit-By-Bit Computers, Inc. .............................        3,630            53,777       53,777
    Blue Chalk Cafe Corporation.............................      125,763            49,078       49,078
    BuildNet, Inc. .........................................       25,318            50,899       50,899
    Codman Research Group, Inc. ............................       34,091            27,147       27,147
    Ex Officio, Inc. .......................................           33            50,000       50,000
    General Roofing Industries, Inc. .......................            3            56,142       56,142
    Healthgate Data Corporation.............................        1,720            16,838       16,838
    Interactive Magic, Inc. ................................      492,534           120,782    1,344,654
    International RadiologyGroup, LLC.......................          117            61,228      300,000
    Men's Focus Health Centers, Inc. .......................      582,068            61,656       61,656
    Mobile Information Systems, Inc. .......................      282,318           120,000    1,600,000
    New Energy Associates, LLC..............................       58,500                --           --
    OneCoast Network Corporation............................      458,200                --           --
    P(2) Holdings Corp. ....................................       41,052           131,104      131,104
    Physician Health Corp. .................................      143,097            49,979      255,423
    Progressive System Technologies, Inc. ..................      273,053            76,224       76,224
    Quicksilver Group, Inc. ................................      307,965           178,353      178,353
    RS Andrews Services, Inc. ..............................           10            34,708       34,708
    Superior Electronics Group, Inc. .......................           81            63,626       63,626
    TRUE Software, Inc. ....................................      895,958            50,547      720,000
    Virtus Corporation......................................      181,835            48,393       48,393
  Public Company --
    Factory Card Outlet Corp. ..............................       76,223           264,010      886,092
    TALX Corporation........................................      100,188           181,962      390,733
                                                                                 ----------   ----------
         Total warrants.....................................                     $1,947,651   $6,596,045
                                                                                 ==========   ==========
Common Stock:
  Public Company --
    PetCo Animal Supplies, Inc. ............................       32,570        $  206,540   $  635,115
    PetCo -- restricted.....................................        3,619               651       56,456
                                                                                 ----------   ----------
         Total common stock.................................                     $  207,191   $  691,571
                                                                                 ==========   ==========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Petra Capital Management, LLC:

     We have audited the accompanying balance sheet of Petra Capital Management, LLC (a Georgia limited liability company), as of December 31, 1997 and 1996, and the related statements of operations, changes in members' equity and cash flows for the year ending December 31, 1997, and the period from April 2, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Petra Capital Management, LLC and as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ending December 31, 1997, and the period from April 2, 1996 (inception) to December 31, 1996 in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
May 22, 1998

                         PETRA CAPITAL MANAGEMENT, LLC

                                 BALANCE SHEETS

                                                                 DECEMBER 31,
                                                              -------------------    MARCH 31,
                                                                1996       1997        1998
                                                              --------   --------   -----------
                                                                                    (UNAUDITED)
                                            ASSETS
Current Assets:
  Cash and cash equivalents.................................  $     --   $114,002    $168,483
  Management fee receivable.................................    44,606     64,551      41,865
  Other assets..............................................    28,500      5,295       5,295
                                                              --------   --------    --------
          Total current assets..............................    73,106    183,848     215,643
Furniture And Equipment, at cost............................    38,879     90,931     128,206
  Less: accumulated depreciation............................    (3,766)   (11,638)    (16,124)
                                                              --------   --------    --------
          Net furniture and equipment.......................    35,113     79,293     112,082
                                                              --------   --------    --------
Other Assets:
  Prepaid rent..............................................        --     98,874      90,758
  Investment in Petra Capital, LLC..........................     4,000      4,000       4,000
                                                              --------   --------    --------
          Total assets......................................  $112,219   $366,015    $422,483
                                                              ========   ========    ========

                                LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable and accrued liabilities..................  $ 44,918   $ 52,147    $ 64,690
  Note payable..............................................        --    110,022      81,598
                                                              --------   --------    --------
          Total current liabilities.........................    44,918    162,169     146,288
                                                              --------   --------    --------
Commitments
Members' Equity:
  Contributions.............................................     4,000      4,000       4,000
  Undistributed earnings....................................    63,301    199,846     272,195
                                                              --------   --------    --------
          Total members' equity.............................    67,301    203,846     276,195
                                                              --------   --------    --------
          Total liabilities and members' equity.............  $112,219   $366,015    $422,483
                                                              ========   ========    ========

The accompanying notes to the financial statements are an integral part of these financial statements.

                         PETRA CAPITAL MANAGEMENT, LLC

                            STATEMENTS OF OPERATIONS

                                                APRIL 2, 1996                       THREE MONTHS ENDED
                                                (INCEPTION) TO    YEAR ENDED             MARCH 31,
                                                 DECEMBER 31,    DECEMBER 31,   ---------------------------
                                                     1996            1997           1997           1998
                                                --------------   ------------   ------------   ------------
                                                                                (UNAUDITED)    (UNAUDITED)
Income:
  Management fee..............................     $375,000       $  577,373      $123,750       $279,196
  Distributions from Petra Capital, LLC.......       83,454          511,159        89,089        119,576
  Interest income.............................        2,963            6,329           853          2,918
                                                   --------       ----------      --------       --------
          Total income........................      461,417        1,094,861       213,692        401,690
                                                   --------       ----------      --------       --------
Expenses:
  Salaries and benefits, excluding Members....      106,092          187,599        27,785         47,140
  Salaries and benefits for Members...........           --               --            --        179,867
  Rent........................................       30,282           60,582        11,694         13,658
  Travel and entertainment....................       42,104           58,454         1,728         34,788
  Other.......................................       79,665          136,817        31,415         53,888
                                                   --------       ----------      --------       --------
          Total expenses......................      258,143          443,452        72,622        329,341
                                                   --------       ----------      --------       --------
Net Income....................................     $203,274       $  651,409      $141,070       $ 72,349
                                                   ========       ==========      ========       ========

The accompanying notes to the financial statements are an integral part of these financial statements.

                         PETRA CAPITAL MANAGEMENT, LLC

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                                                                                              TOTAL
                                                              CONTRIBUTED   UNDISTRIBUTED   MEMBERS'
                                                                CAPITAL       EARNINGS       EQUITY
                                                              -----------   -------------   ---------
Members' Equity at Inception (April 2, 1996)
  Contributed capital.......................................    $4,000        $      --     $   4,000
  Member distributions......................................        --         (139,973)     (139,973)
  Net income................................................        --          203,274       203,274
                                                                ------        ---------     ---------
Members' Equity at December 31, 1996........................     4,000           63,301        67,301
  Member distributions......................................        --         (514,864)     (514,864)
  Net income................................................        --          651,409       651,409
                                                                ------        ---------     ---------
Members' Equity at December 31, 1997........................     4,000          199,846       203,846
  Net income (unaudited)....................................        --           72,349        72,349
                                                                ------        ---------     ---------
Members' Equity at March 31, 1998 (unaudited)...............    $4,000        $ 272,195     $ 276,195
                                                                ======        =========     =========

The accompanying notes to the financial statements are an integral part of these financial statements.

                         PETRA CAPITAL MANAGEMENT, LLC

                            STATEMENTS OF CASH FLOWS

                                                  APRIL 2, 1996                      THREE MONTHS ENDED
                                                  (INCEPTION) TO    YEAR ENDED            MARCH 31,
                                                   DECEMBER 31,    DECEMBER 31,   -------------------------
                                                       1996            1997          1997          1998
                                                  --------------   ------------   -----------   -----------
                                                                                  (UNAUDITED)   (UNAUDITED)
Operating Activities:
  Net income....................................    $ 203,274       $ 651,409      $ 141,070     $ 72,349
  Adjustments to reconcile net income to net
     cash flows provided by operations:
     Depreciation...............................        3,766           7,872          1,711        4,487
     (Increase) decrease in management fee
       receivable...............................      (44,606)        (19,945)       (65,404)      22,686
     (Increase) decrease in deposits............      (15,000)          9,705         15,000           --
     (Increase) decrease in prepaid rent........           --         (98,874)            --        8,116
     Increase in accounts payable...............       44,918           6,975         16,457       12,543
     Increase in accrued interest...............           --             254             --           --
                                                    ---------       ---------      ---------     --------
          Net cash provided by operating
            activities..........................    $ 192,352       $ 557,396      $ 108,834     $120,181
                                                    ---------       ---------      ---------     --------
Investing Activities:
  Purchase of investment........................      (13,500)             --         (3,100)          --
  Proceeds from sale of investment..............                       13,500             --           --
  Capital expenditures..........................      (38,879)        (52,052)        (1,234)     (37,275)
  Investment in Petra Capital, LLC..............        4,000              --             --           --
                                                    ---------       ---------      ---------     --------
          Net cash used in investing
            activities..........................    $ (48,379)      $ (38,552)     $  (4,334)    $(37,275)
                                                    ---------       ---------      ---------     --------
Financing Activities:
  Distributions to Members......................     (139,973)       (514,864)      (104,500)          --
  Contribution to Petra Management, LLC.........       (4,000)             --             --           --
  Proceeds from note payable....................           --         150,000             --           --
  Repayment of note payable.....................           --         (39,978)            --      (28,425)
                                                    ---------       ---------      ---------     --------
          Net cash used in financing
            activities..........................    $(143,973)      $(404,842)     $(104,500)    $(28,425)
                                                    ---------       ---------      ---------     --------
Increase in Cash and Cash Equivalents...........           --         114,002             --       54,481
                                                    ---------       ---------      ---------     --------
Cash and Cash Equivalents, beginning of year....           --              --             --      114,002
                                                    ---------       ---------      ---------     --------
Cash and Cash Equivalents, end of year..........    $      --       $ 114,002      $      --     $168,483
                                                    =========       =========      =========     ========
Supplemental Disclosure of Cash Flow
  Information:
  Interest paid.................................    $      --       $   5,022      $      --     $  2,514
                                                    =========       =========      =========     ========

  The accompanying notes to financial statements are an integral part of these financial statements.

                         PETRA CAPITAL MANAGEMENT, LLC

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Petra Capital Management, LLC, a Georgia limited liability Company (the "Company") was formed in April 1996 for the sole purpose of acting as a member and manager of Petra Capital, LLC (the "Fund"), in accordance with the Operating Agreement of Petra Capital, LLC (the "Fund Agreement").

     The Company's principal place of business is in Nashville, Tennessee.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

     For the purpose of the statements of cash flows, the Company has defined cash as including cash on hand, cash in the interest bearing operating bank account and highly liquid investments such as time deposits with an original maturity of three months or less.

INVESTMENT IN PETRA CAPITAL LLC

     The Company accounts for its 16% ownership interest in Petra Capital, LLC under the cost method. Distributions from the Fund are recorded as income when the Fund elects to make cash distributions of realized earnings in accordance with the Fund Agreement.

FURNITURE AND EQUIPMENT

     Furniture and equipment is carried at cost and is depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

INCOME TAXES

     The financial statements do not include a provision for federal income taxes because members are taxed individually based on their respective share of Company earnings.

SALARIES AND BENEFITS

     The Company records all amounts distributed to the Members as a charge to undistributed earnings and has recorded no salaries and benefits expense for the Members. In 1998, the Company began charging salaries and benefits expense for distributions to the Members.

MANAGEMENT ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. PREPAID RENT

     The Company made improvements to its office space which is leased under an operating lease. Because of such improvements, the Company's monthly rent payments were reduced by an amount which approximated the total cost of the improvements. As such, the Company recorded the improvement costs as prepaid rent and is amortizing the amount to rent expense as rent payments are made.

                         PETRA CAPITAL MANAGEMENT, LLC

4. NOTE PAYABLE

     The Company has a note payable totaling $110,022 at December 31, 1997 that bears interest at the lender's Base Rate plus .50% (9.0% at December 31, 1997). Principal and interest payments of $5,000 are due each month through March 1998. Beginning April 1998, six principal and interest payments of $20,939 are due each month. The note is secured by guarantees of the individual Members.

5. MANAGEMENT FEE

     The Company receives an annual management fee of 2.5% of the purchase price of investment securities held by Petra Capital, LLC, as determined in accordance with the Fund Agreement. The fee is payable quarterly in advance on the first business day of each quarter. Beginning in April 1998, the annual fee was reduced to 2.25%.

6. COMMITMENTS

     The Company leases office space under an operating lease which expires in March 2004. The Company may extend the term under renewal options. Rent expense for the period ending 1997 and the year ending 1998 totaled $30,282 and $60,582, respectively. Minimum lease payments for the office space and other operating leases are as follows:

   1999.....................................................  $ 55,421
   2000.....................................................    57,363
   2001.....................................................    59,307
   2002.....................................................    66,896
   2003.....................................................    69,015
Thereafter..................................................    29,125
                                                              --------
                                                              $337,127
                                                              ========

             ======================================================

  No dealer, salesperson or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus in connection with the offer made in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any of the Underwriters. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the shares of Common Stock to which it relates or an offer to, or a solicitation of, any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof.

                    ----------------------------------------

                               TABLE OF CONTENTS
                    ----------------------------------------

                                        Page
                                        ----
Prospectus Summary....................     3
Risk Factors..........................     8
Use of Proceeds.......................    13
Distributions.........................    14
Reinvestment Plan.....................    14
Capitalization........................    15
Dilution..............................    16
Selected Historical Financial Data of
  Petra Capital, LLC and Subsidiary...    17
Selected Historical Financial Data of
  Petra Capital Management, LLC.......    18
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................    19
Business..............................    24
Investment Objectives and Policies....    31
Principal Stockholders................    33
Management............................    34
Determination of Net Asset Value......    39
Description of Capital Stock..........    40
Tax Status............................    42
Regulation............................    50
Shares Eligible for Future Sale.......    51
Underwriting..........................    52
Legal Matters.........................    53
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........    54
Reports to Stockholders...............    54
Independent Public Accountants........    54
Unaudited Pro Forma Financial
  Information.........................    55
Additional Information................    58
Index to Consolidated Financial
  Statements..........................   F-1

                             ---------------------
  Until    , 1998 (25 days after the date of this Prospectus), all dealers effecting transactions in the Common Stock, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.
             ======================================================
             ======================================================
                                3,500,000 SHARES

                              PETRA CAPITAL, INC.

                                  COMMON STOCK
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                             NationsBanc Montgomery
                                 Securities LLC

                                  BancAmerica
                               Robertson Stephens

                               Wheat First Union

                                 Stephens Inc.
                                             , 1998
             ======================================================

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1. Financial Statements

     Included in Parts A and B of the Registration Statement

                              PETRA CAPITAL, INC.

                         INDEX TO FINANCIAL STATEMENTS

     The information contained under the heading "Index to Financial Statements" on page F-1 of the Prospectus is incorporated herein by reference.

     2. Exhibits

 a.    --   Certificate of Incorporation of the Registrant*
 b.    --   Bylaws of the Registrant*
 d.    --   Specimen Stock Certificate*
 e.    --   Dividend Reinvestment Plan*
 h.    --   Form of Underwriting Agreement
 i.1   --   Employment Agreement of Robert G. Shuler*
 i.2   --   Employment Agreement of Joseph D. O'Brien, III*
 i.3   --   1998 Stock Incentive Plan*
 i.4   --   Form of Non-Competition Agreement*
 i.5   --   Form of Director Indemnification Agreement*
 k.    --   Warehouse Credit Facility*
 l.    --   Opinion and Consent of King & Spalding
 n.    --   Consent of Arthur Andersen, LLP
 r.    --   Financial Data Schedule (for SEC use only)

---------------

* To be filed by Amendment

ITEM 25.  MARKETING AGREEMENTS

     The information contained under the heading "Underwriting" on pages 52 through 53 of the Prospectus and under the heading "Shares Eligible for Future Sale" on pages 51 of the Prospectus is incorporated herein by reference.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee........................................  $   23,748
NASD fee....................................................       8,550
Nasdaq National Market Filing fee...........................      50,000
Blue Sky fees and expenses..................................       7,500
Accounting fees and expenses................................     175,000
Legal fees and expenses.....................................     300,000
Printing and engraving......................................     200,000
Registrar and transfer agent's fees.........................      10,000
Miscellaneous fees and expenses.............................     275,202
                                                              ----------
          Total.............................................  $1,050,000
Note: All listed amounts are estimates

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     The information contained in footnote 3 to the table under the heading "Principal Stockholders" on page 33 of the Prospectus is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                     NUMBER OF RECORD HOLDERS
TITLE OF CLASS                                          AS OF JUNE 8, 1998
--------------                                       ------------------------
Common Stock, par value $.01 per share.............             13

ITEM 29.  INDEMNIFICATION

     The Company's Bylaws provide for indemnification of directors and officers of the Company to the full extent permitted by Delaware law.

     Section 145 of the General Corporation Law of the State of Delaware provides generally that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, pursuant to the authority of Delaware law, the Certificate of Incorporation of the Company also eliminates the monetary liability of directors to the fullest extent permitted by Delaware law.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The Company will maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act at its principal offices located at 172 Second Avenue North, Suite 112, Nashville, Tennessee 37201.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (a) The Registrant hereby undertakes:

          (1) To suspend the offering of shares until the Prospectus is amended if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in this Prospectus;

          (2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed a part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of the expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee on the 9th day of June, 1998.

                                          PETRA CAPITAL, INC.

                                          By:     /s/ ROBERT G. SHULER
                                            ------------------------------------
                                                      Robert G. Shuler
                                            President, Chief Executive Officer,
                                                         and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Robert G. Shuler and Joseph D. O'Brien, III, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorney's-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated on June 9, 1998:

                    SIGNATURE                                           TITLE
                    ---------                                           -----

           /s/ STILES A. KELLETT, JR.              Director and Chairman of the Board
-------------------------------------------------
             Stiles A. Kellett, Jr.

              /s/ ROBERT G. SHULER                 Director, President and Chief Executive Officer
-------------------------------------------------    (Principal Executive Officer)
                Robert G. Shuler

           /s/ JOSEPH D. O'BRIEN, III              Chief Financial Officer and Secretary
-------------------------------------------------    (Principal Financial and Accounting Officer)
             Joseph D. O'Brien, III

               /s/ MAX E. BOBBITT                  Director
-------------------------------------------------
                 Max E. Bobbitt

           /s/ JOHN E. CUNNINGHAM, IV              Director
-------------------------------------------------
             John E. Cunningham, IV

              /s/ THOMPSON S. DENT                 Director
-------------------------------------------------
                Thompson S. Dent

                    SIGNATURE                                           TITLE
                    ---------                                           -----

               /s/ FRANK J. LOFARO                 Director
-------------------------------------------------
                 Frank J. Lofaro

             /s/ NICHOLAS A. MERRICK               Director
-------------------------------------------------
               Nicholas A. Merrick